UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

JPMorgan Mutual Fund Group

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2006 to August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2006

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Fund
    (formerly JPMorgan Global Strategic Income Fund)

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	6
JPMorgan Real Return Fund	8
JPMorgan Short Term Bond Fund	10
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	14
Schedules of Portfolio Investments	16
Financial Statements	84
Financial Highlights	102
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	132
Trustees	133
Officers	135
Schedule of Shareholder Expenses	137
Board Approval of Investment Advisory Agreement	140
Tax Letter	143

HIGHLIGHTS

•	Rate hike, energy price and inflation concerns pressed upon investors

•	FOMC’s tightening campaign paused in August after 17 consecutive rate increases

•	Bond rally underscored by better-than-expected inflation data

•	Cooling housing market began seeping into the broad market

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for certain of the JPMorgan Income Funds for the 12-month period ended August 31, 2006. Inside, you will find in-depth information on some of our income funds along with an update from the portfolio management team.

“Although we do not forecast a recession, a classic economic slowdown appears to be unfolding, and this points to a potentially supportive environment for fixed income investors.”

Economy, rates spark caution in bond market

The 12-month period began on a cautious note for bond investors. Concerns about the Federal Reserve’s (Fed) tightening campaign, economic impact of higher energy prices and possibility of higher inflation kept many investors out of the market.

Initial signs of cooling in the housing market had little impact on overall economic growth, which surged to 4.2% in the third quarter of 2005. Jobs and manufacturing data continued to improve, and consumer confidence trended upward as 2005 drew to a close.

Yields rise but end on downward trend

The Fed remained true to its rate tightening campaign, implementing seven 25-basis-point (bp) rate hikes during the 12-month period that pushed the federal funds rate from 3.50% to 5.25%. Accordingly, U.S. Treasury yields increased during the year, with greater gains among shorter-term securities. For example, yields on one-, three-, five- and 10-year Treasuries increased 124, 88, 83 and 72 bps, respectively, between August 31, 2005, and August 31, 2006.

Despite these overall increases, yields finished the 12-month period off their highs for the year and on a general downward trend. Between June 30, 2006, and August 31, 2006, for example, yields on the one-, three-, five- and 10-year Treasuries fell 20, 42, 40 and 71 bps, respectively.

A much-anticipated pause in the Federal Open Market Committee’s (FOMC) rate tightening campaign combined with rising expectations for rate cuts sparked a bond market rally during the last two months of the period.

Fed action, inflation data spark rally

After the FOMC raised rates 25 bps at each of its meetings in September, November and December of 2005, and in January, March, May and June of 2006, there was a growing belief it would pause in August, given Fed Chairman Ben Bernanke’s comments regarding the “lags between policy actions and their effects” and the importance of taking “account of the possible future effects of previous policy actions.” In addition, a weak payroll report offered further argument for a pause.

The FOMC did not disappoint, leaving the federal funds rate unchanged at 5.25% at its meeting on August 8. This was the first pause after 17-consecutive 25-bp rate hikes that began in June 2004, when the federal funds rate was 1.0%.

Better-than-expected inflation data contributed to the rally among bonds. The producer price index (PPI) rose only 0.1% in July and August, the smallest increases year to date and below consensus expectations. The core PPI, which excludes food and energy, fell 0.3% in July and 0.4% in August. The August decline represented the steepest drop since April 2003. The core consumer price index (CPI) increased 0.2% in July and 0.2% in August, after 0.3% increases in April, May and June.

Slowing economy generates favorable backdrop for bonds

We see clear evidence that economic growth is beginning to decelerate. In particular, the widely watched housing market continued to show weakness, with existing home sales dropping for the fourth-consecutive quarter in August and new home sales dropping in July to their lowest level since February. The financial markets continue to closely monitor housing market data, given the potential for a cooling housing market to restrain and offset strength in other areas of the economy.

Although the slowdown to date has primarily been housing-related, it appears to be broadening. Second-quarter gross domestic product (GDP) growth fell sharply to 2.6% (compared to 5.6% in the first quarter and 1.8% in the fourth quarter of 2005), with a buildup in unsold inventory likely to represent a drag on the third quarter’s figure. Job gains averaged 117,000 per month from April through July, down from an average of 169,000 in the prior 12 months. Consumer confidence has slipped significantly, and major discount retailers recently have warned of a slowing in sales growth. Small business optimism, according to surveys by the National Federation of Independent Businesses, has fallen back to near-recession levels.

Outlook

Although we do not forecast a recession, a classic economic slowdown appears to be unfolding, and this points to a potentially supportive environment for fixed income investors.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$1,740,080
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA
Duration	4.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 1.81% (Institutional Class Shares) over the 12 months ended August 31, 2006, compared to the 1.71% return for the Lehman Brothers Aggregate Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to emerging markets debt, which significantly outperformed the broader fixed income market. The sector experienced an impressive rally for the year, fueled by surging capital inflows, high commodity prices, improving credit quality and the announcement of debt repurchase programs by a number of countries. Asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and high-yield investments (“junk bonds”) also contributed to positive performance. The high-yield sector was well supported by solid corporate earnings, low default rates and robust technicals.

On the negative side, the Fund’s allocation to public mortgages and investment-grade credits detracted from performance. Disappointing numbers in public mortgages came, for the most part, during the fourth quarter of 2005 and have yet to fully recover. Our allocation to the investment-grade corporate sector diminished returns due largely to security selection. A downturn in the market, along with a shift in risk appetite, caused this sector to underperform in May and June.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the rising rate environment for most of the year, we managed interest rate risk from a tactical perspective, with a bias toward being short in intermediate maturities. This approach proved beneficial as interest rates rose during the Federal Reserve’s tightening cycle but came to a halt in July and August 2006 when interest rates rallied significantly.

Despite a favorable global economic environment, we encountered a great level of political uncertainty in emerging market countries, which may lead to greater volatility and widening spreads. Therefore, we gradually reduced our exposure to emerging market debt over the year, while favoring countries with strong current accounts, healthy trade flows and sound economic policies.

As spreads approached historic tight levels in the early part of the second quarter, we reduced our high-yield exposure significantly, seeking to take advantage of name-specific security selection. We also took advantage of tight spreads between BB- and B-rated names to upgrade to higher-credit quality names. In the investment-grade corporate sector, we maintained a neutral to underweight position and continued to have a bias toward BBB-rated names and financial institutions.

PORTFOLIO COMPOSITION**

Corporate Bonds	33.8%
Mortgage Pass-Through Securities	31.4
Collateralized Mortgage Obligations	18.1
Asset Backed Securities	13.7
Short-Term Investments	8.6
U.S. Government Agency Securities	6.4
Commercial Mortgage Backed Securities	5.0
Foreign Government Securities	4.0
U.S. Treasury Obligations	3.4
Other (less than 1.0%)	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/10/2001
Without Sales Charge		1.42%	4.76%	6.09%
With Sales Charge*		(2.34)	3.97	5.69
CLASS B SHARES	9/10/2001
Without CDSC		0.90	3.87	5.64
With CDSC**		(4.10)	3.52	5.64
CLASS C SHARES	3/31/2003
Without CDSC		0.97	3.97	5.69
With CDSC***		(0.03)	3.97	5.69
SELECT CLASS SHARES	9/10/2001	1.55	4.72	6.07
INSTITUTIONAL CLASS SHARES	7/26/1993	1.81	4.90	6.25
ULTRA SHARES	9/10/2001	1.80	4.99	6.35

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, Lehman Brothers Aggregate Bond Index, and Lipper Intermediate Investment Grade Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Intermediate Investment Grade Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$119,917
Primary Benchmark	Emerging Markets Bond Index Global
Average Credit Quality	BB+
Duration	6.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers, returned 10.99% (Select Class Shares) over the 12 months ended August 31, 2006, compared to the 9.00% return for the Emerging Markets Bond Index Global over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to strong economic fundamentals in emerging economies, improved credit quality and sustained inflows. The Fund benefited from an overweight in Argentina, as strong growth figures coupled with heavy investor inflows led its debt to rally. An underweight in Turkey contributed as well, as its dollar-denominated debt underperformed. Security selection played a vital role in the Fund’s outperformance, as our holdings in Venezuela, a major oil exporter, benefited from strong global demand for oil. Brazilian holdings performed well, as the government continued their plan to buy back up to $20 billion in external debt. Mexican local bonds also performed well, as local inflation continued to moderate. In addition, numerous credit upgrades from rating agencies benefited returns, as countries demonstrated a greater willingness and ability to repay debt. In March, Standard & Poor’s upgraded Argentina’s rating from B– to B, while Brazilian local debt was upgraded in late August by Moody’s from Ba3 to Ba2. On the negative side, an underweight in Peru hindered performance, as the country recovered quickly following the election of Ollanta Humala. In addition, overweights in Russia, which lagged the overall market, and the Ukraine, which was still besieged by political difficulties, hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the Fund was positioned in countries that provided strong insulation from a higher-rate environment. Economic indicators suggested that the global economy was resilient to sharply increased energy prices during 2005, which benefited commodities during the first two quarters of 2006. Market fundamentals were positive, supported by global growth and strong demand for commodity-based goods. New issuance continued to be ahead of schedule and several countries announced debt repurchasing plans. Investors’ demand has been quite strong, while new issuance has been oversubscribed. We also found that technicals favored the market’s weak supply.

We decreased our allocation to riskier segments of the market after strong capital inflows from investors led to a market rally at the start of the year. Our allocation in the Ukraine was slightly reduced and remained flat in Peru due to concerns that upcoming elections may lead to greater volatility in those countries. Overall, we have favored commodity exporters and countries with trade surpluses. The Fund remained overweight in Argentina, Russia, the Dominican Republic, the Ukraine and Venezuela. These credits have a lower current financing need, which bodes well for a potentially higher-rate environment.

PORTFOLIO COMPOSITION**

Foreign Government Securities	65.0%
Corporate Bonds	21.2
U.S. Treasury Obligations	7.4
Short-Term Investments	2.5

SUMMARY OF INVESTMENTS BY COUNTRY**

Brazil	16.6%
Russia	15.4
Venezuela	11.5
United States	9.9
Argentina	7.5
Mexico	6.9
Indonesia	3.3
Peru	3.2
Uruguay	2.9
Turkey	2.5
Ukraine	2.5
Colombia	2.5
Dominican Republic	2.2
Luxembourg	2.1
Panama	2.1
Chile	1.7
El Salvador	1.7
Other (less than 1.0%)	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
Class A Shares	6/30/06
Without Sales Charge		10.95%	15.22%	11.20%
With Sales Charge*		6.81	14.33	10.75
CLASS C SHARES	6/30/06
Without CDSC		10.89	15.21	11.20
With CDSC**		9.89	15.21	11.20
R CLASS SHARES	5/15/06	11.07	15.24	11.22
SELECT CLASS SHARES	4/17/97	10.99	15.23	11.21

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/17/97 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 17, 1997.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The returns for the R Class Shares prior to the inception date are based on the performance of the Select Class Shares.

During the fiscal year ended August 31, 2006, the Advisor made a voluntary contribution to the Fund of approximately $149,000 to cover an opportunity cost. Without this contribution, the performance of the Select Class Shares would have been approximately 10.46%, 15.12% and 11.15% for the 1-year, annualized 5-year and annualized since inception returns, respectively.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Emerging Markets Bond Index Global does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   5

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$131,238
Primary Benchmark*	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA–
Duration	0.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation, returned 4.61% (Institutional Class Shares) over the 12 months ended August 31, 2006, compared to the 4.54% return for the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to investments in investment-grade corporate bonds, asset-backed securities (ABS) and mortgage-backed securities (MBS). The investment-grade corporate sector was well supported by solid earnings, low default rates and robust fundamentals. On the negative side, select mortgage overlay trades hurt performance in fourth quarter 2005, as the sector experienced high volatility.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short versus the benchmark. This approach proved beneficial as interest rates rose during the Federal Reserve’s tightening cycle but came to a halt in July and August 2006 when interest rates rallied significantly.

We held a bias toward financials as valuations remained attractive and selectively added floating-rate corporate securities on a name-specific basis. Additionally, we increased our allocation in collateralized mortgage obligations (CMOs) throughout the year, reaching a 20% target at the end of the period. Most of our CMOs are floating-rate securities, which performed well as rates rose.

We continued to add ABS, targeting a 20% allocation in home equity loans. In particular, we purchased AAA– and AA– rated home equity loans, which remained well supported by strong collateralized debt obligation (CDO) and real money demand.

PORTFOLIO COMPOSITION***

Corporate Bonds	37.8%
Asset Backed Securities	25.5
Collateralized Mortgage Obligations	22.7
Short-Term Investments	16.6
Mortgage Pass Through Securities	3.1
Commercial Mortgage Backed Securities	3.0
Other (less than 1.0%)	0.6

*	The Fund’s benchmark changed to the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index effective December 31, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	4.61%	2.85%	2.37%

LIFE OF FUND PERFORMANCE (11/30/01 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund, Merrill Lynch USD LIBOR 3 Month Constant Maturity Index and 3 Month LIBOR Index from November 30, 2001 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-month LIBOR, which is sold the following day and rolled into a new 3-month instrument. The 3 Month LIBOR Index is an abbreviation for the “London Interbank Offered Rate”. Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The index for the Fund changed from the 3 Month LIBOR Index to the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index in order to utilize a more broadly recognized benchmark.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   7

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$60,434
Primary Benchmark	Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index
Average Credit Quality	AAA
Duration	7.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return, returned –0.09% (Select Class Shares) for the since-inception period ended August 31, 2006, compared to the 1.53% return for the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its interest-rate and yield curve strategies, particularly in the latter half of the year when interest rates rallied on fears that U.S. economic growth would fall below trend. Short-duration exposures in foreign markets, such as the U.K. and Japan, hindered performance as bond markets rallied despite fundamentally positive economic growth.

On the positive side, emerging markets debt as well as relative value, curve and security-specific selection within the TIPS universe contributed to performance. The emerging markets debt sector experienced an impressive rally for the year, fueled by surging capital inflows, high commodity prices, improving credit quality and the announcement of debt-repurchase programs by a number of countries.

Q:	HOW WAS THE FUND MANAGED?

A:	Major gains in wholesale energy markets led to an overweight in short-term TIPS due to anticipated high rates of headline inflation in the second and third quarters of 2006.

Despite a favorable global economic environment, we encountered great political uncertainty in emerging market countries, which may lead to greater volatility and widening spreads. Therefore, we gradually reduced our exposure to emerging market debt over the year, while favoring countries with strong current accounts, healthy trade flows and sound economic policies.

Our tactical positions in the U.S. agency pass-through market benefited from a cyclical decline in market-implied volatilities and strong demand for higher-yielding securities. The majority of our returns in longer-term mortgage securities occurred in the first quarter of 2006. Subsequently, mindful of valuations and a flat yield curve, the Fund increased its allocation to shorter-term mortgage and asset-backed securities (ABS).

Given the rising-rate environment for most of the year, we managed interest rate risk from a tactical perspective, with a bias toward being short in intermediate maturities.

PORTFOLIO COMPOSITION**

U.S. Treasury Obligations	80.8%
Mortgage Pass-Through Securities	11.3
Collateralized Mortgage Obligations	7.8
Short-Term Investments	4.9
Asset Backed Securities	4.2
Corporate Bonds	1.6
Other (less than 1.0%)	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	Since Inception
CLASS A SHARES	9/1/05
Without Sales Charge		(0.43)%
With Sales Charge*		(4.17)
CLASS C SHARES	9/1/05
Without CDSC		(0.91)
With CDSC**		(1.91)
SELECT CLASS SHARES	9/1/05	(0.09)
INSTITUTIONAL CLASS SHARES	9/1/05	0.12

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index and Lipper TIPS Fund Index from September 1, 2005 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper TIPS Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of inflation protected securities issued by the U.S. Treasury. The Lipper TIPS Funds Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   9

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$1,026,269
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AA
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal, returned 3.47% (Institutional Class Shares) over the 12 months ended August 31, 2006, compared to the 2.95% return for the Merrill Lynch 1–3 Year Treasury Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to investments in corporate bonds, high yield securities (“junk bonds”), structured products, and duration and curve positioning. The investment-grade corporate sector was supported by solid earnings, low default rates and robust fundamentals. Within corporate, we held a bias toward financials, as valuations remained attractive. Additionally, we continued to favor short-term BBB-rated securities, relative to more defensive higher-rated names, given the tight level of spreads. The high-yield sector posted strong performance on account of low default rates, favorable earnings and strong technicals. Our holdings in the high-yield sector were highly diversified across different industries.

On the negative side, emerging markets debt detracted from performance. Most of the underperformance came in fourth-quarter 2005 due to the Fund’s allocation to Venezuela, which was hurt by declining oil prices and political uncertainty. Nevertheless, the sector posted impressive returns in 2006, driven by surging capital inflows, the return of higher commodity prices, and the announcement of debt repurchase programs by a number of countries. Similarly, select mortgage-backed positions experienced volatility over the year.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short versus the benchmark. Our short duration bias proved beneficial, as interest rates rose over the year. The Fund’s allocation to collateralized mortgage obligations (CMOs) was increased, swapping out of lower-yielding corporates and agencies. We selectively added names in the investment-grade corporate sector that offered attractive relative value and diversification opportunities. We also added more asset-backed securities, such as home equity loans, which remain well supported by strong CDO (collateralized debt obligation) and real money demand.

Lastly, in the international non-dollar sector, we held a euro zone curve flattener position, based on our long-term view that pension demand for long-dated bonds should lead to a structural flattening of the yield curve. Furthermore, we recently entered a short euro zone versus long U.S. trade, as we expected robust euro-zone growth would maintain upward pressure in intermediate-maturity yields and lead to some underperformance relative to the U.S. We also maintained a short-duration position in Japan in ten-year maturities as levels became attractive.

PORTFOLIO COMPOSITION**

Short-Term Investments	29.3%
Corporate Bonds	28.2
Asset Backed Securities	17.3
Collateralized Mortgage Obligations	14.8
Mortgage Pass-Through Securities	11.1
Commercial Mortgage Backed Securities	9.4
Foreign Government Securities	1.9
Preferred Stock	1.3
Other (less than 1.0%)	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		3.04%	2.75%	4.47%
With Sales Charge*		0.74	2.28	4.23
SELECT CLASS SHARES	9/10/01	3.22	2.94	4.56
INSTITUTIONAL CLASS SHARES	9/13/93	3.47	3.22	4.83

*	Sales Charge for Class A Shares is 2.25%.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1–3 Year Treasury Index, and Lipper Short Investment Grade Bond Funds Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short Investment Grade Bond Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$616,938
Primary Benchmark	Lehman Brothers 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital, returned 2.91% (Select Class Shares) over the 12 months ended August 31, 2006, compared to the 3.02% return for the Lehman Brothers 1–3 Year U.S. Government Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to select agency holdings and duration trades. Even though agencies received a boost from persistently strong demand from the hedge fund community and Asian investors, holding an underweight in the sector prevented the Fund from benefiting and adversely impacted results. Duration trades also detracted from performance when rates rallied significantly in July and August. On the positive side, the Fund’s allocation in corporate bonds, structured products and collateralized mortgage obligations (CMOs) contributed to performance. We also took profit on our duration and curve positioning.

Q:	HOW WAS THE FUND MANAGED?

A:	We tactically traded duration with a bias toward being short versus the benchmark. Our short duration bias proved beneficial, as interest rates rose over the year. The Fund’s allocation to CMOs was increased as we swapped out of lower-yielding corporates and agencies. We also added more asset-backed securities, such as home equity loans, which remained well supported by strong CDO (collateralized debt obligation) and real money demand.

Within the mortgage sector, we tactically traded across different coupons and agencies. Select mortgage-backed positions experienced difficulties in fourth quarter 2005 but came back in our favor for the year to date. By and large, mortgage-backed securities (MBS) added to excess return.

The Fund’s overweight in the investment-grade corporate sector supported performance, as we held a bias toward financials, especially foreign banks, which comprised most of the sector’s return. The sector remained well supported by solid earnings and robust fundamentals. We participated in deals that offered attractive relative value and diversification opportunities. Overall, we continue to favor BBB-rated and short-term securities.

PORTFOLIO COMPOSITION**

Corporate Bonds	29.5%
Asset Backed Securities	21.0
Collateralized Mortgage Obligations	19.8
Commercial Mortgage Backed Securities	13.7
Short-Term Investments	13.1
Mortgage Pass-Through Securities	12.6
Foreign Government Securities	2.8
Other (less than 1%)	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	5/6/96
Without Sales Charge		2.66%	2.58%	4.15%
With Sales Charge*		0.36	2.12	3.91
CLASS M SHARES	7/1/99
Without Sales Charge		2.40	2.32	3.96
With Sales Charge**		0.89	2.00	3.81
SELECT CLASS SHARES	11/30/90	2.91	2.82	4.45

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 1990.

The returns for the Class M Shares prior to the inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, Lehman Brothers 1–3 Year U.S. Government Bond Index, and Lipper Short Investment Grade Bond Funds Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year U.S. Government Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–3 Year U.S. Government Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Bond Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   13

JPMorgan Strategic Income Fund*
    (formerly JPMorgan Global Strategic Income Fund)
FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 17, 1997
Fiscal Year-End	August 31
Net Asset as of 8/31/06 (In Thousands)	$25,048
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	A+
Duration	4.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Fund, which seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties, returned 3.81% (Institutional Class Shares) over the 12 months ended August 31, 2006, compared to the 1.71% return for the Lehman Brothers Aggregate Bond Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to significant exposure to and security selection in emerging market and high-yield debt (“junk bonds”), which outperformed the broader fixed income market. Despite some volatility in the sector, emerging market debt continued to prosper due to strong capital inflows, rising energy prices and improving credit quality. The sector’s returns were fueled by the underlying strength in commodity prices, firm fundamentals and the continued support of debt buy-backs by emerging market countries. High-yield debt outperformed as well on the back of strong corporate earnings, low default rates and new issuance that was well received in the primary market. The Fund’s investment in mortgages also contributed positively. On the negative side, an underweight in corporates detracted from performance. Returns for the international sector were flat for the period.

Q:	HOW WAS THE FUND MANAGED?

A.	As spreads in the emerging market debt and high-yield markets narrowed, we reduced our exposure, taking some profit. This approach proved beneficial, as these sectors experienced volatility toward the end of the second quarter.

We maintained a neutral to slightly underweight position in investment-grade corporate bonds but continued to favor BBB-rated credits and financial institution paper. We maintained a strategic underweight in mortgages, making purchases of specific coupon issues at favorable price levels. We also benefited from an underweight in U.S. Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

In June, the Fund’s investment objective and strategy were changed. In particular, the Fund’s portfolio managers were given wider latitude to allocate investments among security types and strategies and the ability to use relative-value strategies to add returns from long-short security selection.

PORTFOLIO COMPOSITION***

Corporate Bonds	33.0%
Mortgage Pass-Through Securities	32.9
Short-Term Investments	20.5
Foreign Government Securities	12.9
Non-Call Mortgages	7.3
Asset Backed Securities	5.1
U.S. Treasury Obligations	2.7
Collateralized Mortgage Obligations	2.1
Commercial Mortgage Backed Securities	1.6

SUMMARY OF INVESTMENTS BY COUNTRY***

United States	103.2%
Venezuela	1.7
Argentina	1.4
Dominican Republic	1.1
Ukraine	1.0
Mexico	1.0
Other (less than 1.0%)	8.7

*	The Fund’s name was changed from JPMorgan Global Strategic Income Fund to JPMorgan Strategic Income Fund on June 16, 2006. Its investment objective and strategies also changed on the same date.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon net assets as of August 31, 2006. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 Year	5 Year	Since Inception
CLASS A SHARES	9/10/01
Without Sales Charge		3.24%	5.08%	5.25%
With Sales Charge*		(0.59)	4.28	4.82
CLASS B SHARES	2/19/05
Without CDSC		2.80	4.91	5.16
With CDSC**		(2.20)	4.58	5.16
CLASS C SHARES	2/19/05
Without CDSC		2.71	4.92	5.16
With CDSC ***		1.71	4.92	5.16
CLASS M SHARES	2/19/05
Without Sales Charge		2.99	5.00	5.20
With Sales Charge****		(0.11)	4.35	4.86
SELECT CLASS SHARES	9/10/01	3.58	5.39	5.41
INSTITUTIONAL CLASS SHARES	3/17/97	3.81	5.72	5.74

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

****	Sales Charge for Class M Shares is 3.00%.

LIFE OF FUND PERFORMANCE (3/17/97 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on March 17, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Global Strategic Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower). The returns for Class B, Class C and Class M Shares prior to inception reflect the historical performance of Class A Shares which has lower expenses to those of Class B, Class C and Class M Shares (during this period, therefore, the performance of Class B, Class C and Class M Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Strategic Income Fund, Lehman Brothers Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 117.0%
	Asset Backed Securities — 13.7%
5,000	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, FRN, 5.50%, 04/25/36 (m)	5,007
2,022	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.83%, 02/15/12 (e) (m)	2,027
	AmeriCredit Automobile Receivables Trust,
2,058	Series 2003-DM, Class A4A, 2.84%, 08/06/10 (m)	2,027
747	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	739
5,000	Asset Backed Securities Corp Home Equity, Series 2006-HE5, Class M2, FRN, 5.62%, 07/25/36 (m)	5,000
6,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.56%, 11/15/11 (m)	5,998
	Capital Auto Receivables Asset Trust,
2,093	Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	2,090
6,320	Series 2006-1 A2A, 5.03%, 09/15/08 (m)	6,307
	Capital One Auto Finance Trust,
1,107	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,091
3,250	Series 2004-A, Class A4, FRN, 5.43%, 03/15/11 (m)	3,251
6,480	Capital One Master Trust, Series 2001-8A, Class A, 4.60%, 08/17/09 (m)	6,473
	Capital One Multi-Asset Execution Trust,
7,580	Series 2003-A, IF, 6.58%, 12/15/10 (e) (i) (m)	7,702
6,233	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	6,057
1,500	Capital One Prime Auto Receivables Trust, Series 2005-1, Class A4, FRN, 5.35%, 04/15/11 (m)	1,500
	Carmax Auto Owner Trust,
818	Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	807
5,000	Series 2006-1, Class A4, 5.41%, 06/15/11 (m)	5,039
	CARSS Finance LP (Cayman Islands),
273	Series 2004-A, Class B1, FRN, 5.61%, 01/15/11 (e) (m)	273
182	Series 2004-A, Class B2, FRN, 6.28%, 01/15/11 (e) (m)	182
94	Centex Home Equity, Series 2004-A, Class AV2, FRN, 5.57%, 06/25/34 (m)	94
	Citibank Credit Card Issuance Trust,
1,555	Series 2004-A8, Class A8, 4.90%, 12/12/16 (m)	1,514
1,145	Series 2005-A9, Class A9, 5.10%, 11/20/17 (m)	1,126
	Citigroup Mortgage Loan Trust, Inc.,
1,867	Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33 (m)	1,875
1,563	Series 2005-OPT1, Class A1B, FRN, 5.53%, 02/25/35 (m)	1,564
1,995	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	1,967
	Countrywide Asset-Backed Certificates,
4,775	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	4,728
439	Series 2004-1, Class 3A, FRN, 5.60%, 04/25/34 (m)	439
1,320	Series 2004-1, Class M1, FRN, 5.82%, 03/25/34 (m)	1,327
1,080	Series 2004-1, Class M2, FRN, 5.87%, 03/25/34 (m)	1,086
157	Series 2004-BC, Class 1A, FRN, 5.55%, 04/25/34 (m)	157
1,835	Series 2005-3, Class AF3, VAR, 4.82%, 08/25/35 (m)	1,819
1,290	Series 2005-11, Class 3AV1, FRN, 5.48%, 02/25/36 (m)	1,290
940	Series 2005-11, Class AF3, VAR, 4.78%, 02/25/36 (m)	925
553	Countrywide Home Equity Loan Trust, Series 2004-I, Class A, FRN, 5.62%, 05/15/29 (m)	555
784	Series 2004-K, Class 2A, FRN, 5.63%, 11/15/29 (m)	786
981	Credit-Based Asset Servicing and Securitization, Series 2006-CB1, Class AF1, SUB, 5.46%, 01/25/36 (m)	976
5,000	Daimler Chrysler Auto Trust, Series 2006-B, Class A2, 5.30%, 10/08/08 (m)	4,998
	First Franklin Mortgage Loan Asset Backed Certificates,
2,600	Series 2005-FF2, Class A2B, FRN, 5.50%, 03/25/35 (m)	2,602
6,000	Series 2006-FF10, Class M1, FRN, 5.60%, 07/25/36 (m)	6,002
	Ford Credit Auto Owner Trust,
3,070	Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	3,017
6,000	Series 2006-B, Class A2A, 5.42%, 07/15/09 (m)	6,006
2,800	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	2,773
1,000	GMAC Mortgage Corp. Loan Trust, Series 2004-HE1, Class A2, FRN, 5.42%, 06/25/34 (m)	1,000
1,325	Gracechurch Card Funding plc (United Kingdom), Series 2005-7, Class A, FRN, 5.35%, 11/16/09 (m)	1,325
1,750	GS Auto Loan Trust, Series 2004-1, Class A4, 2.65%, 05/15/11 (m)	1,720
	GSAMP Trust,
784	Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34 (m)	786

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
2,000	Series 2005-WMC2, Class A2B, FRN, 5.58%, 11/25/35 (m)	2,004
6,000	Series 2006-NC1, Class A2, FRN, 5.50%, 02/25/36 (m)	6,009
	Home Equity Asset Trust,
1,465	Series 2005-8, Class M2, FRN, 5.77%, 02/25/36 (m)	1,473
7,000	Series 2006-3, Class2A3, FRN, 5.50%, 07/25/36 (m)	7,011
662	Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08 (m)	651
	Household Automotive Trust,
3,905	Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	3,836
2,000	Series 2006-1 A2, 5.40%, 06/17/09 (m)	2,000
6,650	Series 2006-2 A2, 5.61%, 06/17/09 (m)	6,664
330	Household Mortgage Loan Trust, Series 2004-HC1, Class A, FRN, 5.68%, 02/20/34 (m)	331
5,000	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	5,010
	Long Beach Mortgage Loan Trust,
2,000	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33 (m)	2,007
2,030	Series 2004-1, Class M1, FRN, 5.82%, 02/25/34 (m)	2,035
1,360	Series 2004-1, Class M2, FRN, 5.87%, 02/25/34 (m)	1,364
81	Series 2004-3, Class A3, FRN, 5.58%, 07/25/34 (m)	81
1,500	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34 (m)	1,512
1,510	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	1,486
	MASTR Asset Backed Securities Trust,
1,194	Series 2005-NC1, Class A4, FRN, 5.55%, 12/25/34 (m)	1,194
10,560	Series 2006-AB1 A1, FRN, 5.46%, 02/25/36 (m)	10,562
5,000	Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	5,010
	MBNA Credit Card Master Note Trust,
3,000	Series 2001-C2, Class C2, FRN, 6.48%, 12/15/10 (e) (m)	3,054
4,875	Series 2003-A1, Class A1, 3.30%, 07/15/10 (m)	4,747
5,000	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1 A2C, FRN, 5.52%, 01/25/37 (m)	5,001
	New Century Home Equity Loan Trust,
1,215	Series 2005-1, Class A2B, FRN, 5.54%, 03/25/35 (m)	1,216
1,350	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35 (m)	1,356
1,565	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35 (m)	1,566
1,000	Series 2005-B, Class A2B, FRN, 5.50%, 10/25/35 (m)	1,000
4,000	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, FRN, 5.44%, 03/25/36 (m)	4,001
1,500	Nissan Auto Receivables Owner Trust, Series 2006-A, Class A2, 4.80%, 06/16/08 (m)	1,495
686	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	677
	Option One Mortgage Loan Trust,
529	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33 (m)	530
311	Series 2003-5, Class A2, FRN, 5.64%, 08/25/33 (m)	312
2,000	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.63%, 03/01/10 (m)	2,112
5,998	PP&L Transition Bond Co. LLC, Series 1999-1, Class A8, 7.15%, 06/25/09 (m)	6,188
2,650	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	2,832
2,000	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI2, FRN, 5.55%, 01/25/36 (m)	2,003
	Residential Asset Securities Corp.,
643	Series 2002-KS4, Class AIIB, FRN, 5.57%, 07/25/32 (m)	644
1,200	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33 (m)	1,201
875	Series 2005-AHL2, Class M2, FRN, 5.76%, 10/25/35 (m)	879
1,301	Series 2005-KS2, Class AI2, FRN, 5.52%, 05/25/34 (m)	1,302
2,000	Specialty Underwriting & Residential Finance, Series 2005- BC3, Class A2B, FRN, 5.57%, 06/25/36 (m)	2,004
6,365	Structured Asset Securities Corp, Series 2006-WF2, Class M2, FRN, 5.61%, 07/25/36 (m)	6,368
4,722	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	4,635
1,755	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	1,726
	Wachovia Asset Securitization, Inc.,
1,800	Series 2002-HE2, Class A, FRN, 5.76%, 12/25/32 (m)	1,802
1,112	Series 2003-HE3, Class A, FRN, 5.57%, 11/25/33 (m)	1,114

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
	WFS Financial Owner Trust,
1,397	Series 2003-3, Class A4, 3.25%, 05/20/11 (m)	1,376
3,252	Series 2003-4, Class A4, 3.15%, 05/20/11 (m)	3,202
	Total Asset Backed Securities (Cost $239,957)	238,610
	Collateralized Mortgage Obligations — 18.1%
	Agency CMO — 5.4%
	Federal Home Loan Mortgage Corp.,
9,843	Series 237, Class S22, IF, IO, 1.82%, 05/15/36 (m)	794
17,718	Series 237, Class S23, IF, IO, 1.77%, 05/15/36 (m)	1,390
49,874	Series 239, Class 30, IF, IO, 2.37%, 08/15/36 (m)	4,177
57,854	Series 239, Class S29, IF, IO, 2.42%, 08/15/36 (m)	4,972
41,869	Series 240, Class S22, IF, IO, 1.82%, 07/15/36 (m)	3,369
839	Series 2508, Class PE, 5.50%, 05/15/28 (m)	838
10,395	Series 2564, Class LS, IF, IO, 2.32%, 01/15/17 (m)	617
4,488	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	508
13,912	Series 2701, Class ST, IF, IO, 1.67%, 08/15/21 (m)	743
5,041	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	255
2,195	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	42
5,820	Series 2772, Class GI, IO, 5.00%, 11/15/22 (m)	351
8,443	Series 2779, Class SM, IF, IO,1.82%, 10/15/18 (m)	501
4,280	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	252
30,641	Series 2791, Class SI, IF, IO, 1.82%, 12/15/31 (m)	1,609
24,356	Series 2813, Class SB, IF, IO, 1.72%, 02/15/34 (m)	1,378
3,317	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	74
23,416	Series 2861, Class GS, IF, IO, 1.87%, 01/15/21 (m)	842
5,588	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	404
8,975	Series 2894, Class S, IF, IO, 1.87%, 03/15/31 (m)	516
3,774	Series 2897, Class SI, IF, 4.77%, 10/15/31 (m)	3,511
1,379	Series 2921, Class SC, IF, 7.28%, 10/15/32 (m)	1,342
6,625	Series 2931, Class GA, 5.00%, 11/15/28 (m)	6,569
6,408	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	637
901	Series 2980, Class QB, 6.50%, 05/15/35 (m)	926
9,267	Series 3029, Class S, IF, IO, 1.87%, 08/15/35 (m)	834
48,499	Series 3117, Class ES, IF, IO, 1.82%, 02/15/36 (m)	3,872
19,691	Series 3174, Class SA, IF, IO, 2.37%, 04/15/36 (m)	1,674
	Federal National Mortgage Association,
8,110	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	324
6,622	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	746
3,584	Series 2006-3, Class SY, IF, 7.05%, 03/25/36 (m)	3,549
5,736	Series 2006-43, Class GS, IF, 6.75%, 06/25/36 (m)	5,662
2,432	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	2,488
10,364	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	10,601
24,754	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	25,287
	Federal National Mortgage Association Whole Loan,
195	Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	192
2,550	Series 2003-W6, Class 1A41, 5.40%, 10/25/42 (m)	2,512
	Government National Mortgage Association,
2,627	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	108
4,924	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	321
1,421	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	39
		94,826
	Non-Agency CMO — 12.7%
	Adjustable Rate Mortgage Trust,
775	Series 2005-4, Class 7A2, FRN, 5.55%, 08/25/35 (m)	778
2,823	Series 2005-6, Class 6A21, FRN, 5.55%, 09/25/35 (m)	2,824
605	Series 2005-6A Class 2A1, FRN, 5.63%, 11/25/35 (m)	607
14,906	American Home Mortgage Assets, Series 2006-2 Class 2A1, FRN, 5.51%, 09/25/46 (m)	14,902
2,846	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	2,802
2,222	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2, Class A2A, SUB, 5.91%, 05/25/36 (m)	2,216
	Countrywide Alternative Loan Trust,
11,130	Series 2006-OA10, Class 3A1, FRN, 5.51%, 08/25/46 (m)	11,124

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,231	Series 2006-OA9, Class 1A1, FRN, 5.52%, 07/20/46 (m)	4,231
3,949	Series 2006-OT9, Class 2A1B, FRN, 5.52%, 07/20/46 (m)	3,949
12,989	Series 2006-OA1, Class 2A1, FRN, 5.54%, 03/20/46 (m)	13,002
6,213	Series 2006-OA2, Class A1, FRN, 5.54%, 05/20/46 (m)	6,225
5,986	Series 2006-OA12, Class A2, FRN, 5.54%, 09/20/46 (m)	5,985
6,409	Series 2005-51 Class 1A1, FRN, 5.65%, 11/20/35 (m)	6,438
6,144	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	6,108
11,570	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	11,517
	CS First Boston Mortgage Securities Corp.,
583	Series 2003-29, Class 7A1, 6.50%, 12/25/33 (m)	586
990	Series 2004-4, Class 1A1, 6.00%, 08/25/34 (m)	987
3,327	Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	3,327
6,000	Deutsche ALT — A Securities Inc Alternate Loan Trust, Series 2006-AR1, Class 3A2, VAR, 5.57%, 02/25/36 (m)	6,003
2,634	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A, FRN, 5.61%, 10/19/45 (m)	2,644
3,000	Granite Master Issuer plc, Series 2006-2 Class A4, FRN, 5.54%, 12/20/54 (m)	3,020
1,439	Granite Mortgages plc (United Kingdom), Series 2004-3, Class 1A3, FRN, 5.51%, 09/20/44 (m)	1,439
1,642	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45 (m)	1,649
5,665	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e) (m)	5,687
	Harborview Mortgage Loan Trust,
7,215	Series 2005-3, Class 2A1A, FRN, 5.57%, 06/19/35 (m)	7,232
1,727	Series 2005-8, Class 1A2A, FRN, 5.66%, 09/19/35 (m)	1,733
	Indymac Index Mortgage Loan Trust,
3,095	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34 (m)	3,123
1,174	Series 2005-AR14, Class 2A1A, FRN, 5.62%, 08/25/35 (m)	1,180
14,733	Series 2006-AR2, Class 1A1A, FRN, 5.54%, 04/25/46 (m)	14,745
4,100	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	4,080
1,866	Lehman XS Trust, Series 2005-7N, Class 1A1A, FRN, 5.59%, 11/25/35 (m)	1,875
1,395	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.53%, 05/25/35 (m)	1,398
	Permanent Financing plc (United Kingdom),
2,500	Series 4, Class 2A, FRN, 5.37%, 03/10/09 (m)	2,500
5,000	Series 9A, Class 2A, FRN, 5.34%, 03/10/15 (e) (m)	5,000
	RESI Finance LP (Cayman Islands),
3,777	Series 2003-B, Class B3, FRN, 6.92%, 07/10/35 (e) (m)	3,849
6,502	Series 2003-C, Class B3, FRN, 6.77%, 09/10/35 (e) (m)	6,616
1,245	Series 2003-C, Class B4, FRN, 6.97%, 09/10/35 (e) (m)	1,287
1,388	Series 2003-D, Class B3, FRN, 6.67%, 12/10/35 (e) (m)	1,392
2,008	Series 2003-D, Class B4, FRN, 6.87%, 12/10/35 (e) (m)	2,014
2,356	Series 2005-A, Class B3, FRN, 5.95%, 03/10/37 (e) (m)	2,360
789	Series 2005-A, Class B4, FRN, 6.05%, 03/10/37 (e) (m)	795
	Residential Accredit Loans, Inc.,
1,357	Series 2005-Q04, Class 2A1, FRN, 5.60%, 12/25/45 (m)	1,362
10,000	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	10,078
4,149	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	4,133
362	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i) (m)	358
	Structured Asset Mortgage Investments, Inc.,
1,937	Series 2005-AR2, Class 2A1, FRN, 5.55%, 05/25/45 (m)	1,942
9,612	Series 2006-AR1, Class 3A1, FRN, 5.55%, 02/25/36 (m)	9,621
1,332	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, FRN, 5.59%, 12/25/45 (m)	1,336
	Washington Mutual Mortgage Securities Corp.,
1,532	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45 (m)	1,536
2,528	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45 (m)	2,533
2,279	Series 2005-AR15, Class A1A1, FRN, 5.58%, 11/25/45 (m)	2,286

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage Backed Securities Trust,
2,666	Series 2003-2, Class A6, 5.25%, 03/25/18 (m)	2,638
4,084	Series 2006-AR3, Class A1, FRN, 5.72%, 03/25/36 (m)	4,074
		221,126
	Total Collateralized Mortgage Obligations (Cost $318,493)	315,952
	Commercial Mortgage Backed Securities — 5.0%
	Bear Stearns Commercial Mortgage Securities,
4,655	Series 2005-PWR9, Class A4A, 4.87%, 09/11/42 (m)	4,464
4,155	Series 2005-T18, Class A4, VAR, 4.93%, 02/13/42 (m)	4,009
2,515	Series 2005-T20, Class A4A, VAR, 5.30%, 10/12/42 (m)	2,474
5,000	Series 2006-PW12, Class A4, VAR, 5.90%, 09/11/38 (m)	5,124
5,790	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, VAR, 5.91%, 03/15/49 (m)	5,930
10,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, VAR, 5.96%, 06/10/46 (m)	10,266
8,610	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, VAR, 6.02%, 06/15/38 (m)	8,870
	Greenwich Capital Commercial Funding Corp.,
5,405	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42 (m)	5,170
5,405	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42 (m)	5,171
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	1,166
2,170	Series 2006-C1, Class A4, 5.16%, 02/15/31 (m)	2,122
4,060	Series 2006-C4, Class A4, VAR, 6.10%, 06/15/38 (m)	4,212
6,500	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-FFLA, Class A2, FRN, 5.45%, 09/15/21 (e) (m)	6,500
7,610	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39 (m)	7,757
5,000	Morgan Stanley Capital I, Series 2006-IQ11, Class A4, VAR, 5.95%, 10/15/42 (m)	5,121
1,755	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	1,710
	Wachovia Bank Commercial Mortgage Trust,
370	Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42 (m)	360
5,605	Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45 (m)	5,819
	Total Commercial Mortgage Backed Securities (Cost $85,982)	86,245
	Corporate Bonds — 33.8%
	Aerospace & Defense — 0.3%
900	L-3 Communications Corp., 5.88%, 01/15/15 (m)	851
3,500	United Technologies Corp., FRN, 5.47%, 06/01/09 (m)	3,501
		4,352
	Auto Components — 0.0% (g)
549	TRW Automotive, Inc., 9.38%, 02/15/13 (m)	586
	Automobiles — 0.9%
	DaimlerChrysler NA Holding Corp.,
10,280	5.88%, 03/15/11 (m)	10,322
3,425	FRN, 5.74%, 03/13/09 (m)	3,429
2,000	FRN, 6.02%, 10/31/08 (m)	2,008
		15,759
	Beverages — 0.2%
450	Diageo Capital plc (United Kingdom), 3.38%, 03/20/08 (m)	437
3,875	Diageo Finance BV (United Kingdom), 3.00%, 12/15/06 (m)	3,849
		4,286
	Capital Markets — 4.3%
1,395	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	1,346
1,020	Banque Paribas, 6.88%, 03/01/09 (m)	1,057
	Bear Stearns Cos., Inc. (The),
520	4.00%, 01/31/08 (m)	511
1,640	FRN, 5.64%, 04/29/08 (m)	1,644
2,190	Credit Suisse First Boston USA, Inc., FRN, 5.50%, 06/02/08 (m)	2,193
	Credit Suisse USA, Inc.,
3,000	FRN, 5.41%, 12/09/08 (m)	3,005
2,000	FRN, 5.47%, 06/05/09 (m)	2,000
	Goldman Sachs Group, Inc.,
1,550	4.13%, 01/15/08 (m)	1,528
5,565	6.45%, 05/01/36 (m)	5,633
7,000	FRN, 5.53%, 12/22/08 (m)	7,006
4,275	FRN, 5.54%, 06/23/09 (m)	4,275
2,235	Kaupthing Bank (Iceland), 7.13%, 05/19/16 (e) (m)	2,294

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Lehman Brothers Holdings, Inc.,
12,000	FRN, 5.43%, 05/29/08 (m)	12,004
7,000	FRN, 5.49%, 08/21/09 (m)	6,998
3,100	Links Finance LLC, FRN, 5.58%, 09/15/06 (e) (i) (m)	3,103
	Merrill Lynch & Co., Inc.,
2,000	FRN, 5.58%, 10/27/08 (m)	2,003
1,900	FRN, 5.73%, 02/06/09 (m)	1,909
	Morgan Stanley,
8,835	5.38%, 10/15/15 (m)	8,644
7,000	FRN, 5.55%, 02/09/09 (m)	7,012
1,000	FRN, 5.56%, 11/09/07 (m)	1,002
		75,167
	Chemicals — 0.2%
1,025	Huntsman LLC, 11.50%, 07/15/12 (m)	1,163
835	Nalco Co., 7.75%, 11/15/11 (m)	850
705	PolyOne Corp., 10.63%, 05/15/10 (m)	756
		2,769
	Commercial Banks — 4.9%
	Bank of America Corp.,
2,100	3.25%, 08/15/08 (m)	2,023
2,415	4.25%, 10/01/10 (m)	2,331
2,695	4.38%, 12/01/10 (m)	2,606
1,230	5.88%, 02/15/09 (m)	1,249
2,495	Bank of New York Co., Inc. (The), 5.20%, 07/01/07 (m)	2,490
1,595	Barclays Bank plc (United Kingdom), 7.40%, 12/15/09 (m)	1,696
1,670	Bayerische Landesbank/New York, 2.60%, 10/16/06 (m)	1,664
620	BB&T Capital Trust I, 5.85%, 08/18/35 (m)	586
4,995	Commonwealth Bank of Australia (Australia), VAR, 6.02%, 12/31/49 (e) (m)	4,957
4,750	Deutsche Bank Capital Funding Trust VII, VAR, 5.63%, 12/31/49 (e) (m)	4,592
2,660	Export-Import Bank of Korea (South Korea), 4.63%, 03/16/10 (m)	2,589
1,500	Glitnir Banki HF (Iceland), FRN, 5.67%, 10/15/08 (e) (m)	1,490
5,000	HBOS plc (United Kingdom), VAR, 5.92%, 12/31/49 (e) (m)	4,804
1,720	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	1,646
1,000	KEY Bank NA, 7.55%, 09/15/06 (m)	1,001
2,100	KeyCorp, FRN, 5.71%, 07/23/07 (m)	2,105
1,795	KFW International Finance, 4.75%, 01/24/07 (m)	1,789
4,250	Landesbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	4,258
2,930	Popular North America, Inc., Series E, 6.13%, 10/15/06 (m)	2,932
305	Royal Bank of Scotland Group plc (United Kingdom), VAR, 7.65%, 12/31/49 (m)	346
12,390	Sberbank of Russia (Russia), FRN, 7.24%, 10/24/06	12,445
3,845	Shinsei Finance II (Cayman Islands), VAR, 7.16%, 12/31/49 (e) (m)	3,802
1,545	Standard Chartered First Bank Korea Ltd. (South Korea), VAR, 7.27%, 03/03/34 (e) (m)	1,644
2,920	Suntrust Bank, 2.50%, 11/01/06 (m)	2,906
2,005	United Overseas Bank Ltd. (Singapore), VAR, 5.38%, 09/03/19 (e) (m)	1,952
6,955	Vneshtorgbank (Luxembourg), FRN, 6.17%, 09/21/07 (e) (m)	6,973
1,500	Wachovia Bank NA/Charlotte, 5.80%, 12/01/08 (m)	1,520
2,140	Wachovia Corp., FRN, 5.59%, 07/20/07 (m)	2,142
	Wells Fargo & Co.,
185	4.20%, 01/15/10 (m)	179
140	5.13%, 09/01/12 (m)	139
2,070	Wells Fargo Bank, 6.45%, 02/01/11 (m)	2,165
2,335	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e) (m)	2,329
		85,350
	Commercial Services & Supplies — 0.1%
725	ACCO Brands Corp., 7.63%, 08/15/15 (m)	687
415	Corrections Corp. of America, 6.25%, 03/15/13 (m)	401
	Iron Mountain, Inc.,
945	6.63%, 01/01/16 (m)	879
480	7.75%, 01/15/15 (m)	475
		2,442
	Communications Equipment — 1.1%
	Cisco Systems, Inc.,
15,205	5.25%, 02/22/11 (m)	15,205
4,000	FRN, 5.48%, 02/20/09 (m)	4,006
		19,211
	Computers & Peripherals — 0.2%
3,500	Hewlett-Packard Co., FRN, 5.52%, 05/22/09 (m)	3,503
695	International Business Machines Corp., 5.38%, 02/01/09 (m)	699
		4,202

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — 2.1%
2,500	AIG SunAmerica Global Financing VII, 5.85%, 08/01/08 (e) (m)	2,525
4,722	American General Finance Corp., Series H, 4.50%, 11/15/07 (m)	4,677
2,910	Capital One Financial Corp., 8.75%, 02/01/07 (m)	2,946
	Ford Motor Credit Co.,
900	7.25%, 10/25/11 (m)	860
1,100	FRN, 6.37%, 03/21/07 (m)	1,098
195	FRN, 7.08%, 01/15/10 (m)	184
1,290	General Motors Acceptance Corp., 6.88%, 08/28/12 (m)	1,259
	HSBC Finance Corp.,
6,460	5.00%, 06/30/15 (m)	6,202
1,885	7.88%, 03/01/07 (m)	1,907
2,000	FRN, 5.46%, 09/15/08 (m)	2,005
3,110	FRN, 5.58%, 05/09/08 (m)	3,117
	International Lease Finance Corp.,
1,330	4.88%, 09/01/10 (m)	1,310
3,500	FRN, 5.62%, 05/24/10 (m)	3,504
900	John Deere Capital Corp., 3.90%, 01/15/08 (m)	883
	SLM Corp.,
1,655	3.63%, 03/17/08 (m)	1,614
1,900	Series A, FRN, 5.56%, 01/25/08 (m)	1,903
		35,994
	Containers & Packaging — 0.1%
1,210	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	1,225
	Diversified Consumer Services — 0.1%
	Service Corp. International,
680	6.75%, 04/01/16 (m)	646
250	7.70%, 04/15/09 (m)	256
		902
	Diversified Financial Services — 4.1%
	Caterpillar Financial Services Corp.,
3,250	FRN, 5.45%, 08/11/09 (m)	3,248
3,255	FRN, 5.47%, 02/26/07 (m)	3,258
4,250	FRN, 5.47%, 05/18/09 (m)	4,252
3,100	CIT Group Holdings, Inc., FRN, 5.64%, 01/30/09 (m)	3,106
	CIT Group, Inc.,
1,300	4.00%, 05/08/08 (m)	1,273
1,795	5.50%, 11/30/07 (m)	1,795
4,000	FRN, 5.38%, 06/08/09 (m)	4,003
	General Electric Capital Corp.,
3,360	4.25%, 01/15/08 (m)	3,316
1,000	FRN, 5.44%, 05/19/08 (m)	1,001
865	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e) (m)	865
9,000	K2 Corp., 5.43%, 11/15/06 (e) (i) (m)	9,000
4,770	Mizuho Capital Investment 1 Ltd. (Cayman Islands), VAR, 6.69%, 12/31/49 (e) (m)	4,778
1,815	Mizuho JGB Investment LLC, VAR, 9.87%, 12/30/06 (e) (m)	1,947
7,073	Mizuho Preferred Capital Co. LLC, VAR, 8.79%, 12/31/49 (e) (m)	7,457
4,810	MUFG Capital Finance 1 Ltd. (Cayman Islands), VAR, 6.35%, 12/31/49 (m)	4,815
6,425	Pemex Finance Ltd. (Cayman Islands), 7.31%, 10/15/09 (m)	6,634
4,225	Pricoa Global Funding I, FRN, 5.62%, 12/22/06 (e) (m)	4,228
2,610	Resona Preferred Global Securities Cayman Ltd., VAR 7.19%, 12/31/49 (e) (m)	2,685
1,250	TIAA Global Markets, Inc., FRN, 5.60%, 01/12/11 (e) (m)	1,251
1,100	TRAINS HY-1-2006, 7.55%, 05/01/16 (e) (m)	1,091
1,045	Visant Corp., 7.63%, 10/01/12 (m)	1,024
		71,027
	Diversified Telecommunication Services — 3.3%
	AT&T, Inc.,
5,750	FRN, 5.50%, 05/15/08 (m)	5,750
3,250	6.80%, 05/15/36 (m)	3,360
4,700	BellSouth Corp., FRN, 5.58%, 08/15/08 (m)	4,700
750	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	786
	Embarq Corp.,
4,350	6.74%, 06/01/13 (m)	4,438
2,845	7.08%, 06/01/16 (m)	2,903
655	8.00%, 06/01/36 (m)	685
280	Qwest Communications International, Inc., FRN, 8.90%, 02/15/09 (m)	284
590	Qwest Corp., 8.88%, 03/15/12 (m)	639
	Sprint Capital Corp.,
2,190	6.00%, 01/15/07 (m)	2,193
835	6.90%, 05/01/19 (m)	867
1,975	7.63%, 01/30/11 (m)	2,119
1,660	8.38%, 03/15/12 (m)	1,855
490	8.75%, 03/15/32 (m)	594
2,995	Telecom Italia Capital S.A. (Luxembourg), 7.20%, 07/18/36 (m)	3,128
10,000	Telefonica Emisones SAU (Spain), FRN, 5.71%, 06/19/09 (m)	10,011

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
	Verizon Communications, Inc.,
975	5.35%, 02/15/11 (m)	971
7,000	FRN, 5.54%, 08/15/07 (m)	7,005
	Verizon Global Funding Corp.,
1,915	4.90%, 09/15/15 (m)	1,793
2,125	5.85%, 09/15/35 (m)	1,956
1,340	7.38%, 09/01/12 (m)	1,458
55	7.75%, 12/01/30 (m)	62
		57,557
	Electric Utilities — 1.1%
5,160	Alabama Power Co., Series Y, 2.80%, 12/01/06 (m)	5,128
	Appalachian Power Co.
1,445	6.38%, 04/01/36 (m)	1,448
925	Series L, 5.80%, 10/01/35 (m)	860
80	Florida Power & Light Co., 5.63%, 04/01/34 (m)	78
735	FPL Group Capital, Inc., 7.63%, 09/15/06 (m)	735
3,975	Midamerican Energy Holdings Co., 6.13%, 04/01/36 (e) (m)	3,925
	NiSource Finance Corp.,
2,935	5.25%, 09/15/17 (m)	2,704
1,730	5.45%, 09/15/20 (m)	1,588
1,890	Public Service Enterprise Group, Inc., FRN, 5.80%, 09/21/08 (m)	1,893
110	San Diego Gas & Electric Co., 5.35%, 05/15/35 (m)	103
		18,462
	Food Products — 0.1%
1,425	General Mills, Inc., 5.13%, 02/15/07 (m)	1,423
	Gas Utilities — 0.1%
2,005	Duke Capital LLC, 6.75%, 02/15/32 (m)	2,063
	Health Care Equipment & Supplies — 0.0% (g)
615	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	629
	Health Care Providers & Services — 0.3%
	HCA, Inc.,
1,555	6.50%, 02/15/16 (m)	1,224
345	6.95%, 05/01/12 (m)	302
2,970	WellPoint, Inc., 5.00%, 01/15/11 (m)	2,920
		4,446
	Hotels, Restaurants & Leisure — 0.1%
620	ITT Corp., 7.38%, 11/15/15 (m)	660
1,190	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	1,086
585	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	567
		2,313
	Household Durables — 0.2%
	Beazer Homes USA, Inc.
1,025	6.50%, 11/15/13 (m)	915
200	6.88%, 07/15/15 (m)	178
730	DR Horton, Inc., 5.63%, 09/15/14 (m)	684
500	Jarden Corp., 9.75%, 05/01/12 (m)	518
780	Sealy Mattress Co., 8.25%, 06/15/14 (m)	788
		3,083
	Household Products — 0.1%
	Spectrum Brands, Inc.,
1,917	7.38%, 02/01/15 (m)	1,485
250	8.50%, 10/01/13 (m)	208
		1,693
	Industrial Conglomerates — 0.3%
4,485	Hutchison Whampoa International Ltd. (Cayman Islands), 7.45%, 11/24/33 (e) (m)	5,020
	Insurance — 1.4%
1,765	American International Group, Inc., 6.25%, 05/01/36 (m)	1,812
1,000	GE Global Insurance Holding Corp., 7.75%, 06/15/30 (m)	1,176
240	Hartford Financial Services Group, Inc., 4.70%, 09/01/07 (m)	238
3,440	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	3,564
1,570	Monumental Global Funding II, 3.85%, 03/03/08 (e) (m)	1,535
3,085	Mony Group, Inc., 8.35%, 03/15/10 (m)	3,370
	Protective Life Secured Trust,
4,505	3.70%, 11/24/08 (m)	4,359
3,390	4.00%, 10/07/09 (m)	3,270
1,250	FRN, 5.58%, 01/14/08 (m)	1,252
3,630	Stingray Pass-Through (Cayman Islands), 5.90%, 01/12/15 (e) (m)	3,231
1,205	Swiss RE Capital I LP, VAR, 6.85%, 12/31/49 (e) (m)	1,231
		25,038
	IT Services — 0.1%
900	SunGard Data Systems, Inc., 10.25%, 08/15/15 (m)	919
	Media — 2.3%
500	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (m)	500
455	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	456

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
	Comcast Corp.,
615	4.95%, 06/15/16 (m)	567
1,730	5.90%, 03/15/16 (m)	1,715
2,690	6.50%, 01/15/17 (m)	2,780
7,775	FRN, 5.80%, 07/14/09 (m)	7,787
1,900	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	1,582
685	DirecTV Holdings LLC, 6.38%, 06/15/15 (m)	640
1,560	Echostar DBS Corp., 7.13%, 02/01/16 (e) (m)	1,519
245	News America Holdings, Inc., 7.75%, 01/20/24 (m)	267
	TCI Communications, Inc.,
200	7.13%, 02/15/28 (m)	207
1,285	8.75%, 08/01/15 (m)	1,505
	Viacom, Inc.,
2,625	5.75%, 04/30/11 (e) (m)	2,603
6,900	6.25%, 04/30/16 (e) (m)	6,811
10,000	FRN, 5.69%, 06/16/09 (e) (m)	10,003
380	WMG Holdings Corp., 0.00%, SUB, 12/15/14 (m)	274
		39,216
	Metals & Mining — 0.0%
840	Newmont Mining Corp., 5.88%, 04/01/35 (m)	779
	Multi-Utilities — 0.7%
	Dominion Resources, Inc.,
1,220	5.00%, 03/15/13 (m)	1,170
225	6.30%, 03/15/33 (m)	223
2,290	Series A, 8.13%, 06/15/10 (m)	2,487
6,135	Series C, 5.15%, 07/15/15 (m)	5,833
1,600	Series D, FRN, 5.79%, 09/28/07 (m)	1,601
1,090	Series E, 7.20%, 09/15/14 (m)	1,179
		12,493
	Oil, Gas & Consumable Fuels — 1.5%
255	Atlantic Richfield Co., 5.90%, 04/15/09 (m)	260
4,785	BP Canada Finance Co. (Canada), 3.38%, 10/31/07 (m)	4,680
960	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	890
4,700	ChevronTexaco Capital Co. (Canada), 3.50%, 09/17/07 (m)	4,614
	Enterprise Products Operating LP,
4,000	Series B, 5.00%, 03/01/15 (m)	3,734
1,155	Series B, 6.65%, 10/15/34 (m)	1,148
3,050	Gazprom International S.A. (Luxembourg), 7.20%, 02/01/20 (m)	3,195
5,469	Gazstream S.A. (Germany), 5.63%, 07/22/13 (e)	5,414
2,925	OAO Gazprom (Russia), 9.13%, 04/25/07 (m)	2,986
40	Suncor Energy, Inc. (Canada), 7.15%, 02/01/32 (m)	46
		26,967
	Paper & Forest Products — 0.1%
1,200	Georgia Pacific Corp., 7.70%, 06/15/15 (m)	1,189
	Personal Products — 0.0%
500	DEL Laboratories, Inc., 8.00%, 02/01/12 (m)	425
	Pharmaceuticals — 0.2%
3,305	Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36 (m)	3,122
	Road & Rail — 0.1%
1,705	BNSF Funding Trust I, VAR, 6.61%, 12/15/55 (m)	1,693
	Software — 0.2%
2,405	Oracle Corp and Ozark Holding Inc., FRN, 5.73%, 01/13/09 (m)	2,408
635	UGS Corp., 10.00%, 06/01/12 (m)	682
		3,090
	Thrifts & Mortgage Finance — 2.7%
5,800	Bancaja US Debt S.A., FRN, 5.66%, 07/10/09 (e) (m)	5,801
4,500	Countrywide Financial Corp., FRN, 5.68%, 03/24/09 (m)	4,504
570	Countrywide Home Loans, Inc., 5.63%, 07/15/09 (m)	574
	Residential Capital Corp.,
7,865	6.13%, 11/21/08 (m)	7,882
2,885	6.38%, 06/30/10 (m)	2,910
1,000	6.88%, 06/30/15 (m)	1,035
2,400	FRN, 6.61%, 04/17/09 (m)	2,410
2,100	FRN, 6.69%, 11/21/08 (m)	2,122
14,825	FRN, 7.34%, 04/17/09 (e) (m)	14,891
1,250	Sovereign Bancorp, Inc., FRN, 5.68%, 03/01/09 (e) (m)	1,252
4,000	Washington Mutual Bank, FRN, 5.58%, 05/01/09 (m)	4,003
		47,384
	Wireless Telecommunication Services — 0.3%
1,000	iPCS, Inc., 11.50%, 05/01/12 (m)	1,125
	New Cingular Wireless Services, Inc.,
610	7.88%, 03/01/11 (m)	665
1,110	8.13%, 05/01/12 (m)	1,243
390	8.75%, 03/01/31 (m)	493

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — Continued
860	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14 (m)	843
1,170	Vodafone Group plc (United Kingdom), 7.75%, 02/15/10 (m)	1,251
		5,620
	Total Corporate Bonds (Cost $590,665)	587,896
	Foreign Government Securities — 4.0%
4,220	Federal Republic of Brazil, 12.25%, 03/06/30 (m)	6,752
	Bundesrepublik Deutschland (Germany),
EUR 780	4.00%, 01/04/37 (m)	996
EUR 4,215	4.75%, 07/04/34 (m)	6,043
$1,875	Arab Republic of Egypt (Egypt), 4.45%, 09/15/15 (m)	1,797
10,610	Government of Argentina (Argentina), FRN, 5.59%, 08/03/12 (m)	7,427
6,640	Government of Peru (Peru), FRN, 6.23%, 03/07/27 (m)	6,374
6,660	Mexico Government International Bond (Mexico), 8.00%, 09/24/22 (m)	8,009
2,000	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (m)	2,008
4,875	Russia Government International Bond (Russia), 12.75%, 06/24/28 (m)	8,702
8,550	United Mexican States (Mexico), FRN, 6.20%, 01/13/09 (m)	8,631
	Government of Venezuela (Venezuela),
4,048	5.75%, 02/26/16 (m)	3,764
415	7.00%, 12/01/18 (m)	420
5,265	9.38%, 01/13/34 (m)	6,613
833	13.63%, 08/15/18 (m)	1,258
	Total Foreign Government Securities (Cost $66,959)	68,794
	Mortgage Pass-Through Securities — 31.4%
	Federal Home Loan Mortgage Corp. Various Pools,
720	6.00%, 02/01/11–10/15/36 (m)	723
78	7.00%, 12/01/25–02/01/26 (m)	80
165	7.50%, 10/01/26–02/01/27 (m)	172
138	8.00%, 04/01/26–07/01/26 (m)	144
2	9.75%, 11/01/08	2
28,200	TBA, 5.50%, 10/15/36	27,693
97,010	TBA, 6.00%, 09/01/36–10/15/36	97,171
75,000	TBA, 6.50%, 09/15/36	76,189
	Federal National Mortgage Association Various Pools,
222	7.00%, 09/01/36 (m)	227
28,000	TBA, 4.50%, 09/25/21	26,933
1,149	4.96%, 11/01/08 (m)	1,137
12,095	5.00%, 09/25/21–10/25/21	11,848
3,216	TBA, 5.50%, 09/25/21–10/25/21	3,203
8,561	6.00%, 10/01/23–03/01/35	8,588
2,830	6.50%, 04/01/29–03/01/35	2,874
81,903	7.00%, 04/01/34–09/25/36 (m)	84,099
1,215	7.50%, 03/01/35–01/01/36 (m)	1,255
1,398	8.00%, 08/01/22–01/01/36 (m)	1,475
—(h)	8.50%, 10/01/25 (m)	—	(h)
26,000	TBA, 6.00%, 09/25/21	26,301
106,200	TBA, 6.50%, 09/25/36–11/01/36	107,801
	Government National Mortgage Association Pool,
1,352	7.00%, 09/15/31 (m)	1,395
18	9.00%, 02/15/10 (m)	19
18	9.00%, 04/15/11 (m)	19
16,500	TBA, 5.50%, 09/15/36	16,360
35,000	TBA, 6.00%, 09/15/36	35,350
14,000	TBA, 6.50%, 09/15/36	14,326
	Total Mortgage Pass-Through Securities (Cost $542,291)	545,384
	Private Placements — 0.9%
10,474	200 East 57th St., 200 East Tenants Corporation, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.50%, 01/01/14 (f) (i) (m)	10,982
725	200 East 57th St., 200 East Tenants Corporation, Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City, 6.72%, 01/01/13 (f) (i) (m)	752
2,974	81 Irving Place, Irving Tenants Corporation, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.95%, 01/01/29 (f) (i) (m)	3,226
	Total Private Placements (Cost $14,173)	14,960
	Supranational — 0.3%
5,000	European Investment Bank, 4.88%, 02/16/16 (m) (Cost $4,994)	4,912
	U.S. Government Agency Securities — 6.4%
	Federal Home Loan Mortgage Corp.,
8,670	4.00%, 06/12/13 (m)	8,134
4,040	4.88%, 11/15/13 (m)	3,988
11,950	5.75%, 01/15/12 (m)	12,336
4,640	6.25%, 07/15/32 (m)	5,290

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
2,315	6.75%, 03/15/31 (m)	2,782
6,680	7.00%, 03/15/10 (m)	7,099
	Federal National Mortgage Association,
2,025	2.38%, 02/15/07 (m)	1,998
14,745	3.25%, 08/15/08 (m)	14,240
39,000	3.88%, 02/15/10 (m)	37,599
13,415	5.00%, 03/15/16 (m)	13,304
2,600	5.25%, 08/01/12 (m)	2,599
830	6.13%, 03/15/12 (m)	873
15	7.13%, 01/15/30 (m)	19
1,600	Tennessee Valley Authority, 6.79%, 05/23/12 (m)	1,736
	Total U.S. Government Agency Securities (Cost $112,734)	111,997
	U.S. Treasury Obligations — 3.4%
	U.S. Treasury Bonds,
2,680	4.50%, 02/15/36 (m)	2,522
12,580	5.38%, 02/15/31 (m)	13,384
350	7.25%, 05/15/16 (k) (m)	417
	U.S. Treasury Inflation Indexed Bonds,
90	1.63%, 01/15/15 (m)	86
	U.S. Treasury Notes,
1,000	3.38%, 02/28/07 (k) (m)	992
300	3.38%, 10/15/09 (k) (m)	289
1,220	3.50%, 02/15/10 (k) (m)	1,173
785	3.88%, 07/31/07 (k) (m)	777
1,075	3.88%, 05/15/09 (k) (m)	1,052
495	4.00%, 02/15/15 (k) (m)	470
2,795	4.13%, 08/15/08 (k) (m)	2,764
160	4.38%, 01/31/08 (k) (m)	159
1,125	4.38%, 11/15/08 (k) (m)	1,116
250	4.50%, 02/15/16 (k) (m)	245
13,950	4.88%, 08/15/16 (m)	14,108
1,000	5.00%, 07/31/08 (k) (m)	1,004
18,570	5.13%, 05/15/16 (m)	19,097
	Total U.S. Treasury Obligations (Cost $58,688)	59,655
	Total Long-Term Investments (Cost $2,034,936)	2,034,405

CONTRACTS
Option Purchased — 0.9%
	Call Options Purchased — 0.4%
536	U.S. 5 Year Treasury Note Future Expiring 09/22/06 @ $105.50 American Style	75

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Call Options Purchased — Continued
	Receiver Swaption on Interest Rate:
8,650	Expiring 12/14/15. If exercised the Fund receives 5.38% and pays floating 3 month LIBOR expiring 12/17/35, European Style	499
10,410	Expiring 01/20/16. If exercised the Fund receives 5.16% and pays floating 3 month LIBOR expiring 01/22/36, European Style	528
27,145	Expiring 02/03/16. If exercised the Fund receives 5.25% and pays floating 3 month LIBOR expiring 02/05/36, European Style	1,445
	Receiver/Payer Straddle on Interest Rate:
30,325	Expiring 09/29/06. If exercised the Fund receives 5.29% and pays floating 3 month LIBOR expiring 10/03/16, European Style	—
41,220	Expiring 10/25/06. If exercised the Fund receives 5.64% and pays floating 3 month LIBOR expiring 10/27/16, European Style	1,175
80,512	Expiring 08/04/08. If exercised the Fund receives 5.49% and pays floating 3 month LIBOR expiring 08/06/13, European Style	3,120
24,295	Expiring 09/15/06. If exercised the Fund receives 5.48% and pays floating 3 month LIBOR expiring 09/19/16, European Style	370
		7,137
	Total Call Options Purchased	7,212

CONTRACTS
	Put Options Purchased — 0.5%
332	U.S. 10 Year Treasury Note Future Expiring 09/22/06 @ $105.00 American Style	5
473	Euro CDs Expiring 09/18/06 @ $94.13 American Style	3
1,787	Euro CDs Expiring 09/18/06 @ $94.50 American Style	11
433	Euro CDs Expiring 12/18/06 @ $94.63 American Style	—
		19

NOTIONAL AMOUNT($)
21,000	FNMA, 30 year fixed, 5.00%, TBA Expiring 10/12/06 @ $93.56, European Style	13
39,560	FNMA, 30 year fixed, 6.00%, TBA Expiring 09/06/06 @ $97.90, European Style	—	(h)
130,920	FNMA, 30 year fixed, 6.00%, TBA Expiring 09/06/06 @ $98.44, European Style	—	(h)
35,700	FNMA, 30 year fixed, 6.50%, TBA Expiring 09/06/06 @ $100.69, European Style	—	(h)
	Payer Swaption on Interest Rate:

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Put Options Purchased — Continued
39,987	Expiring 09/06/06. If exercised the Fund pays 6.10% and receives floating 3 month LIBOR expiring 09/08/16, European Style.	—	(h)
166,890	Expiring 05/19/08. If exercised the Fund pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style.	5,652
8,650	Expiring 12/14/15. If exercised the Fund pays 5.38% and receives floating 3 month LIBOR expiring 12/17/35, European Style.	604
10,410	Expiring 01/20/16. If exercised the Fund pays 5.16% and receives floating 3 month LIBOR expiring 01/22/36, European Style.	821
27,145	Expiring 02/03/16. If exercised the Fund pays 5.25% and receives floating 3 month LIBOR expiring 02/05/36, European Style.	2,039
		9,129
	Total Put Options Purchased	9,148
	Total Options Purchased (Cost $22,597)	16,360

PRINCIPAL AMOUNT($)
Short-Term Investments — 8.6%
	Commercial Paper — 0.7%
5,500	CBA Delaware Finance, Inc. 5.34%, 09/05/06 (m) (n)	5,495
6,100	UBS Finance Delaware LLC 5.26%, 09/25/06 (m) (n)	6,079
	Total Commercial Paper (Cost $11,575)	11,574

SHARES
	Investment Company — 7.9%
138,063	JPMorgan Prime Money Market Fund (b) (m) (Cost $138,063)	138,063
	Total Short-Term Investments Cost ($149,638)	149,637
	Total Investments — 126.5% (Cost $2,207,171)	2,200,402
	Liabilities in Excess of Other Assets — (26.5)%	(460,322)
	NET ASSETS — 100.0%	$1,740,080

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
666	2 Year U.S. Treasury Notes	December, 2006	$136,093	$267
2,134	5 Year U.S. Treasury Notes	December, 2006	224,303	714
923	10 Year U.S. Treasury Notes	December, 2006	99,107	378
123	U.K. Treasury Gilt	December, 2006	25,809	63
758	U.S. Treasury Bond	December, 2006	84,185	421
107	Eurodollar	September, 2006	25,307	13
	Short Futures Outstanding
(837)	5 Year U.S. Treasury Notes	December, 2006	(87,977)	(177)
(380)	Euro-Bobl	September, 2006	(53,771)	(306)
(302)	Euro-Bund	September, 2006	(45,759)	(835)
(144)	Eurodollar	September, 2006	(34,058)	(15)
(8)	10 Year Japanese Government Bond	September, 2006	(9,198)	(219)
(229)	U.S. Treasury Bond	September, 2006	(25,433)	(137)
(219)	Eurodollar	December, 2006	(51,824)	(21)
(154)	10 Year U.S. Treasury Notes	December, 2006	(16,535)	(62)
(229)	Eurodollar	March, 2007	(54,264)	(13)
(219)	Eurodollar	June, 2007	(51,971)	(36)
(350)	Eurodollar	September, 2007	(83,164)	(124)
(159)	Eurodollar	December, 2007	(37,806)	(96)
(389)	Eurodollar	March, 2008	(92,509)	(318)
(179)	Eurodollar	June, 2008	(42,562)	(179)
(15)	Eurodollar	September, 2008	(3,566)	(1)
				$(683)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 08/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
5,830,000 EUR	10/31/06	$7,504	$7,494	$10

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE(USD)
	FNMA:
$(26,500)	TBA, 5.00%, 09/25/36–10/01/36	$(25,404)
(28,315)	TBA, 5.50%, 09/25/36–11/01/36	(27,802)
(11,710)	TBA, 6.00%, 09/25/36–11/01/36	(11,690)
	(Proceeds received $68,100)	$(64,896)

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Options Written
(Amounts in thousands, except for number of contracts)

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 10 Year Treasury Note Future, American Style	$106.00	11/21/06	374	$(386)	$(625)
U.S. 10 Year Treasury Note Future, American Style	108.00	9/22/06	358	(43)	(67)
				$(429)	$(692)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% quarterly	03/22/16	03/24/26	$ 73,030	$ (3,292)	$ (3,018)

Receiver/Payer Straddle on Interest Rate Swap

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Credit Suisse International	5.61% quarterly	08/04/08	08/06/18	$ 45,850	$(2,987)	$(3,011)
Credit Suisse International	5.52% quarterly	08/17/09	08/19/19	16,145	(1,211)	(1,258)
Credit Suisse International	5.49% quarterly	08/18/09	08/20/19	24,185	(1,818)	(1,883)
Deutsche Bank AG, New York	5.33% quarterly	02/02/07	02/06/09	177,132	(1,417)	(1,383)
					$(7,433)	$(7,535)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
90 Day Euro Dollar Future, American Style	$94.63	09/18/06	649	$(47)	$—
U.S. 10 Year Treasury Note Future, American Style	106.00	11/21/06	374	(285)	(116)
				$(332)	$(116)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 6.00% TBA, European Style	$97.07	09/06/06	$79,120	$(226)	$—	(h)
FNMA, 30 Year Fixed, 6.00% TBA, European Style	97.38	09/06/06	261,840	(869)	—	(h)
FNMA, 30 Year Fixed, 6.50% TBA, European Style	99.91	09/06/06	71,400	(156)	—	(h)
FNMA, 30 Year Fixed, 6.50% TBA, European Style	100.41	10/12/06	42,000	(180)	(8)
				$(1,431)	$(8)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE (USD)	PREMIUM (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	$550,737	$(10,993)	$(6,378)
Merrill Lynch Capital Services	5.42% quarterly	03/22/16	03/24/26	73,030	(3,292)	(3,612)
					$(14,285)	$(9,990)

*	The Fund will pay a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund will pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund will receive a floating rate based on 3-month USD LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR quarterly	06/08/11	$21,750	$(251)
Citibank, N.A.	3 month LIBOR quarterly	5.63% semi-annually	07/13/08	91,990	646
Citibank, N.A.	5.63% semi-annually	3 month LIBOR quarterly	07/13/11	40,005	(758)
Credit Suisse International	3 month LIBOR quarterly	5.32% semi-annually	04/25/08	100,780	1,396
Credit Suisse International	5.53% semi-annually	3 month LIBOR quarterly	04/25/16	49,465	(1,600)
Credit Suisse International	3 month LIBOR quarterly	5.67% semi-annually	04/25/36	13,170	685
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.39% semi-annually	06/07/08	100,200	279
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.47% semi-annually	06/14/08	74,695	302
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.41% semi-annually	08/02/08	123,325	404
Deutsche Bank AG, New York	5.33% semi-annually	3 month LIBOR quarterly	08/31/08	8,239	(21)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.31% semi-annually	09/29/08	276,350	656
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.23% semi-annually	02/20/09	20,597	55
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.19% semi-annually	02/22/09	14,418	30
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.08% semi-annually	03/05/09	37,898	—
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR quarterly	11/15/10	6,390	(45)
Deutsche Bank AG, New York	5.43% semi-annually	3 month LIBOR quarterly	08/02/11	106,770	(1,093)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	08/19/11	12,000	(290)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	219,454	(3,191)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	06/07/16	49,180	(1,064)
Deutsche Bank AG, New York	5.55% semi-annually	3 month LIBOR quarterly	06/14/16	36,710	(750)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.55% semi-annually	08/02/16	30,305	608
Deutsche Bank AG, New York	5.29% semi-annually	3 month LIBOR quarterly	09/05/16	9,233	—
Deutsche Bank AG, New York	5.40% semi-annually	3 month LIBOR quarterly	09/29/16	180,130	(1,553)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.37% semi-annually	09/05/18	10,270	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.69% semi-annually	06/07/36	13,050	545
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.63% semi-annually	06/14/36	9,685	311
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.52% semi-annually	09/29/36	59,330	974
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	62,564	2,805
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.51% semi-annually	07/24/08	92,310	444
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.32% semi-annually	08/18/08	167,370	317
Goldman Sachs Capital Management	5.53% semi-annually	3 month LIBOR quarterly	07/24/11	40,050	(580)
Goldman Sachs Capital Management	5.30% semi-annually	3 month LIBOR quarterly	08/18/11	68,050	(332)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.15% semi-annually	03/24/08	100,960	1,077
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.50% semi-annually	07/24/08	123,080	581
Lehman Brothers Special Financing	5.42% semi-annually	3 month LIBOR quarterly	05/21/09	7,897	(155)
Lehman Brothers Special Financing	5.39% semi-annually	3 month LIBOR quarterly	04/15/11	4,735	(100)
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR quarterly	05/15/11	25,582	(231)
Lehman Brothers Special Financing	5.52% semi-annually	3 month LIBOR quarterly	07/24/11	106,800	(1,516)
Lehman Brothers Special Financing	5.22% semi-annually	3 month LIBOR quarterly	03/24/16	49,365	(414)
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR quarterly	06/27/16	15,860	(614)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.62% semi-annually	07/24/16	30,405	757
Lehman Brothers Special Financing	5.41% semi-annually	3 month LIBOR quarterly	08/18/16	7,930	(71)
Lehman Brothers Special Financing	5.64% semi-annually	3 month LIBOR quarterly	08/30/16	23,990	(644)
Lehman Brothers Special Financing	5.31% semi-annually	3 month LIBOR quarterly	09/05/16	8,805	—
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.29% semi-annually	03/24/36	12,780	(60)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.53% semi-annually	07/24/08	123,080	635
Merrill Lynch Capital Services	5.54% semi-annually	3 month LIBOR quarterly	07/24/11	53,400	(802)
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.42% semi-annually	03/24/26	19,718	(160)
Merrill Lynch Capital Services	5.38% semi-annually	3 month LIBOR quarterly	12/17/35	2,800	34
Merrill Lynch Capital Services	5.16% semi-annually	3 month LIBOR quarterly	01/22/36	3,331	93
Merrill Lynch Capital Services	5.25% semi-annually	3 month LIBOR quarterly	02/05/36	9,226	202
					$(2,459)

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bear Stearns Credit Products	Republic of Peru, 8.75%, 11/21/33	Buy	123 BPS semi-annually	9/20/11	$2,500	$2
Bear Stearns Credit Products	XL Capital, 5.25%, 09/15/14	Buy	43 BPS quarterly	9/20/11	5,600	(10)
Bear Stearns Credit Products	Tribune Co., 5.50%, 10/06/08	Buy	169 BPS quarterly	9/20/13	3,000	(5)
Bank of America	Sara Lee Corp., 6.13%, 11/01/32	Buy	49 BPS quarterly	9/20/11	6,300	(13)
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	2,850	(32)
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	116.50 BPS quarterly	5/20/10	15,000	(377)
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	100 BPS semi-annually	5/20/10	15,000	366
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	6/20/10	11,000	(302)
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	105 BPS semi-annually	6/20/10	11,000	281
Citibank, N.A.	Argentina Government International Bond, 8.28%, 12/31/33	Sell	296.50 BPS semi-annually	10/20/10	2,850	132
Citibank, N.A.	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	6/20/11	4,085	(76)
Citibank, N.A.	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	6/20/11	4,085	71
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 03/06/30	Sell	235 BPS semi-annually	4/20/07	9,750	217
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	108 BPS semi-annually	4/20/10	10,000	(276)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	119 BPS semi-annually	4/20/10	10,000	292
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	105 BPS semi-annually	6/20/10	8,000	182
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	106 BPS semi-annually	6/20/10	8,000	(203)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	105 BPS semi-annually	6/20/10	10,000	(251)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	6/20/10	10,000	224
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	7/20/10	6,000	(127)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	7/20/10	6,000	124
Deutsche Bank AG, New York*	Dow Jones CDX.NA.IG.6	Buy	40 BPS quarterly	6/20/11	135,600	(224)
Deutsche Bank AG, New York**	Dow Jones CDX.NA.IG.HVOL 6	Sell	75 BPS quarterly	6/20/11	32,500	(43)
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	6/20/11	10,070	(213)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	6/20/11	10,070	177
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	221 BPS quarterly	6/20/11	5,055	(156)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	205 BPS quarterly	6/20/11	5,055	133
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	190 BPS quarterly	9/20/11	5,050	(52)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	176.5 BPS quarterly	9/20/11	5,050	39
Goldman Sachs Capital Management***	Dow Jones CDX.NA.IG.6	Sell	40 BPS quarterly	6/20/11	43,200	138
Goldman Sachs Capital Management****	Dow Jones CDX.HY.100 S6 0611.6	Buy	345 BPS quarterly	6/20/11	10,000	(107)
Goldman Sachs Capital Management	Gannett Co., 6.38%, 04/01/12	Buy	27 BPS quarterly	6/20/11	6,000	20
Goldman Sachs Capital Management	Cox Communications, 6.80%, 08/01/28	Sell	64 BPS quarterly	6/20/11	5,900	24
Goldman Sachs Capital Management	V.F. Corp., 8.50%, 10/01/10	Buy	30 BPS quarterly	9/20/11	7,550	(20)
Goldman Sachs Capital Management	Tribune Co., 5.50%, 10/06/08	Buy	161 BPS quarterly	9/20/13	1,150	— (h)
Goldman Sachs Capital Management	Verizon Communications, 7.25%, 12/01/10	Buy	97 BPS quarterly	12/20/13	3,800	(4)
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	9,000	99
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	54 BPS semi-annually	10/20/07	9,000	(43)
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	9,000	108

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	61 BPS semi-annually	10/20/07	$9,000	$(52)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	6/20/08	32,195	(158)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	300 BPS semi-annually	9/20/10	6,250	(531)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	9/20/10	6,250	412
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	261.50 BPS semi-annually	10/20/10	13,000	(875)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	303.50 BPS semi-annually	10/20/10	13,000	604
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	165 BPS semi-annually	2/20/11	9,040	(194)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	292 BPS semi-annually	2/20/11	9,040	251
Lehman Brothers Special Financing	United Mexican States, 7.50%, 04/08/33	Buy	53 BPS semi-annually	3/20/11	25,500	(146)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Sell	54 BPS semi-annually	3/20/11	25,500	138
Lehman Brothers Special Financing*****	Dow Jones CDX.HY.100 S6 0611	Buy	345 BPS quarterly	6/20/11	17,000	(204)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	6/20/11	14,175	317
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	140 BPS semi-annually	8/20/11	3,970	(39)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	260 BPS semi-annually	8/20/11	3,970	40
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	140 BPS semi-annually	8/20/11	4,530	(50)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	259 BPS semi-annually	8/20/11	4,530	49
Lehman Brothers Special Financing	Limited Brands Inc., 6.13%, 12/01/12	Buy	67 BPS quarterly	9/20/11	6,050	(37)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Sell	119 BPS semi-annually	9/20/11	4,050	—
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 03/06/30	Sell	120 BPS semi-annually	9/20/11	4,190	—
Merrill Lynch, Inc.	Ace Ina Holdings, 8.88%, 08/15/29	Buy	31 BPS quarterly	6/20/11	3,250	11
Merrill Lynch, Inc.	Allstate, 6.75%, 05/15/18	Buy	21 BPS quarterly	6/20/11	3,250	1
Merrill Lynch, Inc.	Liberty Mutual, 7.88%, 10/15/26	Buy	30 BPS quarterly	6/20/11	3,250	4
Merrill Lynch, Inc.	St. Paul Travelers, 8.13%, 04/15/10	Buy	26 BPS quarterly	6/20/11	3,250	4
Morgan Stanley International	Landesbanki Island, 3.30%, 10/19/10	Sell	45 BPS quarterly	9/20/07	EUR 6,800	(5)
Morgan Stanley Capital Services	ALROSA Finance, SA, 8.88%, 11/17/14	Sell	65 BPS quarterly	11/1/06	$750	— (h)
Morgan Stanley Capital Services	Linde AG Loan Facility, Tranche B, 5.85%, 11/03/07	Sell	25 BPS quarterly	3/20/08	GBP 3,010	(3)
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	4/20/10	$9,000	(271)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	4/20/10	9,000	330
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	7/20/10	11,000	(181)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	7/20/10	11,000	216
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	75 BPS semi-annually	8/20/10	8,500	(89)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	170 BPS semi-annually	8/20/10	8,500	89
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	64 BPS semi-annually	9/20/10	7,000	(64)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	9/20/10	7,000	137

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	$5,250	$(432)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	5,250	334
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	1,600	(161)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	1,600	141
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	53 BPS semi-annually	8/20/11	12,700	(18)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	203 BPS semi-annually	8/20/11	12,700	236
Morgan Stanley Capital Services	Gannett Co., 6.38%, 04/01/12	Buy	37 BPS quarterly	9/20/11	5,750	(9)
Morgan Stanley Capital Services	Sara Lee Corp., 6.13%, 11/01/32	Buy	51 BPS quarterly	9/20/11	5,600	(17)
Union Bank of Switzerland AG, Warburg	Weyerhaeuser Co., 6.75%, 03/15/12	Buy	51 BPS quarterly	9/20/11	7,100	4
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	8/20/10	7,250	(119)
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	8/20/10	7,250	128
						$(114)

*	Premium received of $112

**	Premium paid of $3

***	Premium paid of $251

****	Premium received of $277

*****	Premium received of $612

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (b)	FNMA 30 Year TBA, 6.00%, 9/06	$99.21	09/06/06	$93,600	$(866)
Citibank, N.A. (b)	FNMA 30 Year TBA, 6.00%, 9/06	99.34	09/06/06	325,000	(2,588)
Citibank, N.A. (a)	FNMA 30 Year TBA, 6.00%, 9/06	99.50	09/06/06	57,500	368
Citibank, N.A. (a)	FNMA 30 Year TBA, 6.00%, 8/07	100.47	09/06/06	50,000	539
Citibank, N.A. (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.01	09/06/06	117,000	630
Citibank, N.A. (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.19	09/06/06	124,000	445
Citibank, N.A. (b)	FNMA 15 Year TBA, 5.00%, 9/06	97.16	09/11/06	28,800	(231)
Citibank, N.A. (a)	FNMA 15 Year TBA, 5.50%, 9/06	99.16	09/11/06	32,000	315
Citibank, N.A. (b)	U.S. Treasury Note, 4.50%, 02/15/16	96.75	09/28/06	22,150	(318)
Citibank, N.A. (a)	FNMA 30 Year TBA, 5.00%, 10/06	95.44	10/05/06	21,000	84
Citibank, N.A. (a)	FNMA 30 Year TBA, 5.50%, 9/06	97.94	10/05/06	124,000	255
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 5.00%, 9/06	93.66	09/06/06	62,000	(1,370)
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 5.50%, 9/06	97.01	09/06/06	28,500	336
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 5.50%, 9/06	97.19	09/06/06	171,300	1,712
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 5.50%, 9/06	97.94	09/06/06	154,000	385
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 6.00%, 9/06	98.74	09/06/06	1,400	(20)
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.00%, 9/06	98.88	09/06/06	12,000	152
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 6.00%, 9/06	99.48	09/06/06	130,000	(858)
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 6.00%, 9/06	99.50	09/06/06	340,000	(2,177)
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 6.00%, 9/06	99.94	09/06/06	612,000	(1,242)
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 6.00%, 9/06	100.02	09/06/06	19,000	(24)
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.00	09/06/06	169,100	924
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.16	09/06/06	383,500	1,497
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.44	09/06/06	154,000	168
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.50%, 9/06	101.47	09/06/06	100,050	78
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 7.00%, 9/06	102.61	09/06/06	38,000	30
Deutsche Bank AG, New York (a)	FHLB, 5.38%, 08/19/11	101.03	09/21/06	18,040	88
Deutsche Bank AG, New York (a)	FHLMC, 4.50%, 01/15/14	95.82	09/21/06	10,495	75
Deutsche Bank AG, New York (a)	FHLMC (GOLD) 30 Year TBA, 5.50%, 10/06	97.94	10/05/06	31,650	86
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 7.00%, 10/06	102.44	10/05/06	157,000	270
Deutsche Bank AG, New York (a)	FNMA, 6.63%, 11/15/10	105.66	10/05/06	6,000	15
Deutsche Bank AG, New York (b)	FNMA 30 Year TBA, 5.50%, 11/06	97.91	11/06/06	61,000	(116)
Deutsche Bank AG, New York (a)	FNMA 30 Year TBA, 6.50%, 11/06	101.34	11/06/06	122,000	80
Lehman Brothers Special Financing (a)	FHLMC, 5.75%, 06/27/16	100.70	09/07/06	15,860	354
Lehman Brothers Special Financing (a)	FNMA, 5.13%, 04/15/11	99.97	09/21/06	4,735	13
Lehman Brothers Special Financing (a)	FNMA, 6.00%, 05/15/11	103.71	10/05/06	24,825	21
Lehman Brothers Special Financing (a)	FHLMC, 5.25%, 05/21/09	100.40	10/19/06	7,987	14
Union Bank of Switzerland AG, Warburg (a)	FNMA 30 Year TBA, 5.00%, 10/06	95.63	10/05/06	50,000	107
Union Bank of Switzerland AG, Warburg (a)	GNMA 30 Year TBA, 5.50%, 10/06	98.06	10/05/06	55,000	—
					$(769)

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Total Return Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	EXPIRATION DATE	NOTIONAL VALUE (USD)	VALUE (USD)
Deutsche Bank AG, New York	Lehman AAA 8.5 Year+CMBS Index	Spread Lock with Carry Amount+10 bps	Total Return on Lehman AAA 8.5 Year+CMBS Index	12/01/07	$62,250	$5

Forward Rate Agreements

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.09% semi-annually	3 month LIBOR quarterly	03/19/08	$200,000	$(95)
Merrill Lynch Capital Services	5.09% semi-annually	3 month LIBOR quarterly	06/18/08	500,000	(254)
					$(349)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   35

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.6%
	Corporate Bonds — 21.2%
	Brazil — 2.5%
BRL 1,730	Citibank N.A., Brazilian Real Notes, 15.00%, 07/02/10 (e)	862
$2,000	Morgan Stanley & Co., Inc., 14.40%, 08/04/16 (e) (linked to Brazilian Sovereign debt securities)	2,065
		2,927
	Indonesia — 3.3%
2,970	Deutsche Bank Financial, Inc., 15.00%, 07/20/18 (linked to Indonesia Government Bond, 15.00%, 07/15/18)	4,002
	Luxembourg — 2.1%
2,569	Gazstream S.A. (Gazprom), 5.63%, 07/22/13 (e)	2,543
	Mexico — 2.3%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	1,781
$1,065	Pemex Project Funding Master Trust, Regulation S, 5.75%, 12/15/15	1,036
		2,817
	Russia — 10.8%
3,465	Gaz Capital S.A., 8.63%, 04/28/34 (e)	4,312
4,850	Gazprom International S.A. (Luxembourg), Regulation S, 7.20%, 02/01/20	5,080
1,740	Morgan Stanley Bank AG for OAO Gazprom, 9.63%, 03/01/13 (e)	2,056
720	RSHB Capital SA for OJSC Russian Agricultural Bank, 7.18%, 05/16/13 (e)	743
500	Sberbank of Russia, FRN, 7.24%, 10/24/06 (m)	502
260	VTB Capital SA for Vneshtorgbank, FRN, 8.39%, 07/30/07 (m)	266
		12,959
	Ukraine — 0.2%
195	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.75%, 09/23/09	197
	Total Corporate Bonds (Cost $24,670)	25,445
	Foreign Government Securities — 65.0%
	Argentina — 7.5%
	Republic of Argentina,
8,730	FRN, 5.59%, 08/03/12 (m)	6,111
ARS 55,514	VAR, 0.00%, 12/15/35	1,542
ARS 250	VAR, 5.83%, 12/31/33	101
ARS 3,138	VAR, 5.88%, 12/31/33	1,281
		9,035
	Brazil — 14.1%
$300	Banco Nacional de Desenvolvimento Economico e Social, Regulation S, VAR, 5.87%, 06/16/08	295
	Federal Republic of Brazil,
1,600	8.75%, 02/04/25	1,902
1,250	8.88%, 04/15/24	1,503
120	11.00%, 08/17/40	157
3,495	12.25%, 03/06/30	5,592
BRL 9,090	12.50%, 01/05/16	4,271
$340	12.75%, 01/15/20	515
2,240	Series B, 8.88%, 04/15/24	2,694
		16,929
	Chile — 1.7%
2,000	Government of Chile, 6.88%, 04/28/09	2,074
	Colombia — 2.5%
	Government of Colombia,
1,075	7.38%, 01/27/17	1,118
1,500	10.75%, 01/15/13	1,833
		2,951
	Dominican Republic — 2.2%
	Government of Dominican Republic,
340	8.63%, 04/20/27 (e)	357
1,985	9.04%, 01/23/18 (e)	2,173
49	Regulation S, 9.50%, 09/27/11	53
		2,583
	Ecuador — 0.9%
1,065	Republic of Ecuador, Regulation S, SUB, 10.00%, 08/15/30	1,060
	El Salvador — 1.7%
	Republic of El Salvador,
675	7.63%, 09/21/34 (e)	727
480	7.65%, 06/15/35 (e)	503
735	8.25%, 04/10/32 (e) (m)	820
		2,050
	Iraq — 0.7%
1,250	Republic of Iraq 5.80%, 01/15/28 (e)	806
	Mexico — 4.6%
	United Mexican States,
850	6.38%, 01/16/13	884
1,400	7.50%, 01/14/12	1,531
MXN 12,496	8.00%, 12/24/08	1,159
MXN 18,000	10.00%, 12/05/24	1,886
		5,460

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Panama — 2.1%
	Republic of Panama,
$1,300	7.13%, 01/29/26	1,334
897	7.25%, 03/15/15	946
25	8.88%, 09/30/27	31
33	9.38%, 07/23/12	38
155	9.38%, 04/01/29	197
		2,546
	Peru — 3.2%
	Republic of Peru,
570	7.35%, 07/21/25	601
835	9.88%, 02/06/15	1,027
2,213	VAR, 5.00%, 03/07/17	2,178
		3,806
	Russia — 4.6%
3,100	Russian Federation, Regulation S, 12.75%, 06/24/28	5,533
	Turkey — 2.5%
	Republic of Turkey,
1,795	7.38%, 02/05/25	1,788
620	8.00%, 02/14/34	649
535	9.50%, 01/15/14	613
		3,050
	Ukraine — 2.3%
	Government of Ukraine,
1,595	Regulation S, 6.88%, 03/04/11	1,623
1,075	Regulation S, 7.65%, 06/11/13	1,147
		2,770
	Uruguay — 2.9%
	Republic of Uruguay,
595	7.63%, 03/21/36	592
2,455	8.00%, 11/18/22	2,572
240	9.25%, 05/17/17	279
		3,443
	Venezuela — 11.5%
	Republic of Venezuela,
435	7.65%, 04/21/25	465
465	9.25%, 09/15/27	578
3,934	9.38%, 01/13/34	4,941
3,406	10.75%, 09/19/13	4,172
1,020	13.63%, 08/15/18	1,540
2,074	Regulation S, 7.00%, 12/01/18	2,100
		13,796
	Total Foreign Government Securities (Cost $75,320)	77,892
	U.S. Treasury Obligations — 7.4%
	United States — 7.4%
9,250	U.S. Treasury Inflation Indexed Bonds, 4.50%, 02/15/36 (m)	8,706
145	U.S. Treasury Notes, 4.88%, 04/30/08 (k) (m)	145
	Total U.S. Treasury Obligations (Cost $8,728)	8,851

SHARES
	Warrants — 0.0% (g)
1	Republic of Venezuela, expires 04/15/20 (a) (Cost $0)	46
	Total Long-Term Investments (Cost $108,718)	112,234
Short-Term Investment — 2.5%
	Investment Company — 2.5%
3,027	JPMorgan Prime Money Market Fund (b) (m) (Cost $3,027)	3,027
	Total Investments — 96.1% (Cost $111,745)	115,261
	Other Assets in Excess of Liabilities — 3.9%	4,656
	NET ASSETS — 100.0%	$119,917

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   37

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Short Futures Outstanding
(83)	5 Year U.S. Treasury Notes	December, 2006	$(8,724)	$(28)
(33)	10 Year U.S. Treasury Notes	December, 2006	(3,543)	(13)
(38)	U.S. Treasury Bonds	December, 2006	(4,220)	(35)
				$(76)

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	$160	$(2)
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	105 BPS semi-annually	6/20/10	1,000	25
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	6/20/10	1,000	(27)
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Sell	296.50 BPS semi-annually	10/20/10	160	8
Citibank, N.A.	Republic of Hungary, 4.75%, 02/03/15	Buy	37 BPS semi-annually	5/20/11	1,600	(1)
Citibank, N.A.	Republic of Kazakhstan, 11.13%, 05/11/07	Sell	63 BPS semi-annually	5/20/11	1,600	6
Citibank, N.A.	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	6/20/11	300	5
Citibank, N.A.	Government of Philippines,10.63%, 03/16/25	Buy	199 BPS quarterly	6/20/11	300	(6)
Credit Suisse International	Republic of Venezuela, 9.25%, 09/15/27	Buy	64 BPS semi-annually	6/20/08	820	(19)
Credit Suisse International	Republic of Venezuela, 9.25%, 09/15/27	Sell	175 BPS semi-annually	6/20/11	395	27
Deutsche Bank AG, New York	Government of Brazil, 12.25%, 03/06/30	Sell	235 BPS semi-annually	4/20/07	300	7
Deutsche Bank AG, New York	Russian Standard Bank, 7.80%, 09/28/07	Sell	235 BPS semi-annually	6/15/07	3,200	(6)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	81 BPS semi-annually	8/20/10	70	(1)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	77 BPS semi-annually	8/20/10	70	1
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	6/20/11	730	13
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	205 BPS quarterly	6/20/11	365	10
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	6/20/11	730	(15)
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	221 BPS quarterly	6/20/11	365	(11)
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	500	5
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	500	5
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	54 BPS semi-annually	10/20/07	500	(2)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	61 BPS semi-annually	10/20/07	500	(3)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	6/20/08	1,320	(6)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	343 BPS semi-annually	9/20/10	350	23
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	300 BPS semi-annually	9/20/10	350	(30)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	303.50 BPS semi-annually	10/20/10	750	35
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	261.50 BPS semi-annually	10/20/10	750	(50)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	295 BPS semi-annually	3/20/11	2,500	105
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	142 BPS semi-annually	3/20/11	2,500	(47)
Lehman Brothers Special Financing	Gazprom International SA, 7.20%, 02/01/20	Buy	112 BPS quarterly	4/20/11	5,180	(80)
Lehman Brothers Special Financing	VTB Capital Vneshtorgbank, 7.50%, 10/12/11	Sell	109 BPS quarterly	4/20/11	5,180	70
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	6/20/11	560	12
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Sell	119 BPS semi-annually	9/20/11	270	—

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	Termination Date	Notional Amount (USD)	Value (USD)
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Sell	120 BPS semi-annually	9/20/11	$280	$—
Morgan Stanley Capital Services	ALROSA Finance, SA, 8.88%, 11/17/14	Sell	65 BPS quarterly	11/1/06	430	— (h)
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	7/20/10	2,000	(43)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	7/20/10	500	9
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	7/20/10	500	(8)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	7/20/10	2,000	41
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	170 BPS semi-annually	8/20/10	750	7
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	75 BPS semi-annually	8/20/10	750	(8)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	64 BPS semi-annually	9/20/10	400	(4)
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	400	25
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	400	(32)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	203 BPS semi-annually	8/20/11	660	11
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 09/15/27	Sell	132.5 BPS semi-annually	8/20/11	610	(1)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	53 BPS semi-annually	8/20/11	660	(1)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	9/20/20	400	7
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	8/20/10	300	5
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	8/20/10	300	(5)
						$54

Total Return Swaps

		RATE TYPE (r)
SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Morgan Stanley Capital Services	Red Arrow International Leasing, Public Limited Company 8.38%, 06/30/12	LIBOR+40 bps	Total Return on Red Arrow International Leasing, Public Limited Company, 8.38%, 06/30/12	06/30/12	RUB 42,500	$77

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   39

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.7%
	Asset Backed Securities — 25.5%
1,085	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.83%, 02/15/12 (e) (m)	1,087
	Ameriquest Mortgage Securities, Inc.,
550	Series 2004-R11, Class M1, FRN, 5.98%, 11/25/34 (m)	554
500	Series 2005-R2, Class M2, FRN, 5.80%, 04/25/35 (m)	502
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, FRN, 5.76%, 12/25/34 (m)	402
600	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.56%, 11/15/11 (m)	600
350	Bear Stearns Asset Backed Securities, Inc., Series 2005-HE3, Class M1, FRN, 5.75%, 03/25/35 (m)	352
1,650	Capital One Multi-Asset Execution Trust, Series 2003-A, FRN, 6.58%, 12/15/10 (i)	1,677
303	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 5.61%, 01/15/11 (e)	303
	Centex Home Equity,
42	Series 2004-B, Class AV1, FRN, 5.52%, 03/25/34	42
108	Series 2004-C, Class AV2, FRN, 5.57%, 06/25/34	109
2,400	Citibank Credit Card Issuance Trust, Series 2004-B1, Class B1, FRN, 5.55%, 05/20/11	2,407
	Citigroup Mortgage Loan Trust, Inc.,
998	Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33	1,002
1,050	Series 2005-OPT4, Class M2, FRN, 5.75%, 07/25/35	1,054
1,200	Series 2006-WFH2, Class A2A, FRN, 5.48%, 08/25/36	1,200
900	Series 2006-WMC1, Class A2C, FRN, 5.52%, 12/25/35	902
	Countrywide Asset-Backed Certificates,
236	Series 2004-6, Class 2A4, FRN, 5.77%, 11/25/34	237
200	Series 2005-BC1, Class M1, FRN, 5.73%, 03/25/35	201
200	Series 2005-BC1, Class M2, FRN, 5.76%, 05/25/35	201
	Countrywide Home Equity Loan Trust,
1,167	Series 2003-C, Class A, FRN, 5.60%, 05/15/29	1,169
900	Series 2004-BC1, Class M1, FRN, 5.82%, 02/25/34	905
927	Fifth Third Home Equity Loan Trust, Series 2003-1, Class A, FRN, 5.58%, 09/20/23	929
859	Fleet Home Equity Trust, Series 2003-1, Class A, FRN, 5.58%, 01/20/33	860
950	GMAC Mortgage Corp Loan Trust, Series 2004-HE4, Class A2, FRN, 5.51%, 03/25/35	952
139	Greenpoint Home Equity Loan Trust, Series 2003-1, Class A, FRN, 5.60%, 04/15/29	139
234	Hasco NIM Trust, Series 2006-OP2A A, 5.86%, 01/25/36 (e)	234
96	Household Automotive Trust, Series 2002-3, Class A4B, FRN, 5.67%, 05/18/09	96
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3 A3A, FRN, 5.50%, 02/25/36	801
	Long Beach Mortgage Loan Trust,
2,050	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33	2,058
229	Series 2005-1, Class 2A2, FRN, 5.57%, 02/25/35	229
1,700	Series 2006-7, Class 2A3, FRN, 5.49%, 08/25/36	1,700
372	MASTR Asset Backed Securities Trust, Series 2006-CI14, Class N1, 6.00%, 07/26/35 (e)	371
	Morgan Stanley ABS Capital I,
150	Series 2005-HE2, Class M3, FRN, 5.80%, 01/25/35	151
100	Series 2005-HE2, Class M4, FRN, 5.95%, 01/25/35	101
550	New Century Home Equity Loan Trust, Series 2004-3, Class M1, FRN, 5.94%, 11/25/34	553
1,000	Nomura Asset Acceptance Corp., Series 2006-WF1, Class A1, FRN, 5.34%, 06/25/36	1,000
	Option One Mortgage Loan Trust,
128	Series 2002-1, Class A3, FRN, 5.90%, 02/25/32	128
300	Series 2005-2, Class M1, FRN, 5.76%, 05/25/35	301
550	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, FRN, 5.95%, 02/25/35	553
2,400	Residential Asset Mortgage Products, Inc. Series 2006-RS1, Class AI2, FRN, 5.55%, 02/25/34	2,404
	Residential Asset Securities Corp.,
1	Series 2003-KS11, Class A11B, FRN, 5.62%, 01/25/34	1
350	Series 2005-KS11, Class M2, FRN, 5.74%, 12/25/35	351
319	Residential Funding Mortgage Securities II, Series 2003-HS4, Class A1B, FRN, 5.58%, 01/25/29	319

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, FRN, 5.77%, 01/25/35	502
1,700	Series 2006-OP1, Class A2B, FRN, 5.52%, 10/25/35	1,703
91	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class N1, 5.68%, 12/25/35 (e)	90
1,018	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, FRN, 5.54%, 06/25/34	1,019
1,000	William Street Funding Corp., Series 2005-1, Class A, FRN, 5.78%, 01/23/11 (e)	1,000
	Total Asset Backed Securities (Cost $33,411)	33,451
	Collateralized Mortgage Obligations — 22.7%
	Agency CMO — 3.5%
	Federal Home Loan Mortgage Corp.,
2,504	Series 2638, Class KI, IO, 5.00%, 11/15/27	269
2,937	Series 2645, Class SB, FRN, IO, 1.77%, 07/15/27	176
1,261	Series 2686, Class FL, FRN, 5.73%, 03/15/28	1,267
1,203	Series 2827, Class AS, FRN, IO, 1.77%, 06/15/22	52
2,049	Series 2928, Class IN, IO, 5.00%, 10/15/24	171
1,694	Series 2975, IO, 5.50%, 06/15/26	173
	Federal National Mortgage Association,
5,000	Series 2002-81, Class SJ, FRN, IO, 2.18%, 04/25/32	448
2,549	Series 2005-51, Class KI, IO, 5.50%, 01/25/25	227
1,896	Series 2005-63, Class PK, IO, 5.50%, 10/25/24	152
	Federal National Mortgage Association Grantor Trust,
302	Series 2002-36, Class FS, FRN, 5.82%, 06/25/32	305
450	Series 2002-36, Class FT, FRN, 5.82%, 06/25/32	454
961	Federal National Mortgage Association Whole Loan, Series 2003-121, Class FC, FRN, 5.72%, 02/25/28	965
		4,659
	Non-Agency CMO — 19.2%
	Adjustable Rate Mortgage Trust,
898	Series 2004-5, Class 7A2, FRN, 5.70%, 04/25/35 (m)	896
1,037	Series 2005-1 Class 5A2, FRN, 5.65%, 05/25/35 (m)	1,035
494	Series 2005-8, Class 7A2, FRN, 5.60%, 11/25/35 (m)	496
615	Series 2005-11, Class 5A1, FRN, 5.59%, 02/25/36 (m)	616
845	American Home Mortgage Assets, Series 2006-2, Class 2A1, FRN, 5.52%, 09/25/46 (m)	844
70	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-31, Class A3, 5.75%, 01/25/33	69
680	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, FRN, 5.65%, 08/19/45	682
1,683	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e)	1,690
	Harborview Mortgage Loan Trust,
572	Series 2005-3, Class 2A1A, FRN, 5.56%, 06/19/35	573
1,296	Series 2005-8, Class 1A2A, FRN, 5.65%, 09/19/35	1,300
1,456	Series 2005-15, Class 2A11, FRN, 5.60%, 10/20/45	1,461
	Indymac Index Mortgage Loan Trust,
1,154	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34	1,165
360	Series 2004-AR8,Class 2A1, FRN, 5.73%, 11/25/34	363
	Lehman Mortgage Trust,
1,550	Series 2005-3, Class 2A3, 5.50%, 01/25/36	1,542
	Lehman XS Trust,
739	Series 2005-2, Class 1A1, FRN, 5.60%, 08/25/35	741
1,073	Series 2005-7N, Class 1A1A, FRN, 5.59%, 11/25/35	1,078
1,852	Series 2006-2N, Class 1A1, FRN, 5.58%, 02/25/46	1,855
1,340	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, FRN, 5.64%, 10/25/35	1,345
	Thornburg Mortgage Securities Trust,
726	Series 2003-2, Class A1, FRN, 5.66%, 04/25/43	727
1,370	Series 2004-3, Class A, FRN, 5.69%, 09/25/34	1,377
2,226	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1A, FRN, 5.57%, 02/25/36	2,232
	Washington Mutual Mortgage Securities Corp.,
1,485	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45	1,488
1,605	Series 2005-AR13, Class A1A1, FRN, 5.61%, 10/25/45	1,615
		25,190
	Total Collateralized Mortgage Obligations (Cost $29,738)	29,849

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   41

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage Backed Securities — 3.0%
1,144	CalSTRS Trust, Series 2002-C6, Class A1, FRN, 5.63%, 11/20/12 (e)	1,147
998	CR, Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e)	1,011
1,450	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.48%, 07/15/27	1,405
450	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 5.45%, 09/15/21 (e)	450
	Total Commercial Mortgage Backed Securities (Cost $4,110)	4,013
	Corporate Bonds — 37.8%
	Automobiles — 0.7%
900	DaimlerChrysler NA Holding Corp., FRN, 5.74%, 03/13/09	901
	Beverages — 1.0%
1,300	Diageo Finance BV, FRN, 5.62%, 03/30/09	1,301
	Capital Markets — 1.6%
2,100	Links Finance LLC, FRN, 5.58%, 09/15/06 (e) (i)	2,102
	Commercial Banks — 9.6%
1,200	Banco Santander Chile (Chile), FRN, 5.63%, 12/09/09 (e) (m)	1,206
400	Barclays Bank plc (United Kingdom), FRN, 5.91%, 04/10/12	401
3,200	Deutsche Bank AG (Germany), FRN, 5.64%, 05/15/07 (m)	3,202
1,600	Glitnir Banki HF (Iceland), FRN, 5.67%, 10/15/08 (e)	1,589
1,300	ING Bank NV (Netherlands), FRN, 5.75%, 10/14/14	1,302
400	Islandsbanki HF (Iceland), FRN, 5.52%, 02/22/08 (e)	397
	National Australia Bank Ltd. (Australia),
700	FRN, 5.75%, 08/29/13	702
1,600	FRN, 5.80%, 03/12/13	1,607
1,000	VAR, 5.75%, 06/23/14	1,003
600	Sberbank of Russia (Russia), FRN, 7.24%, 10/24/06 (m)	603
650	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 6.17%, 09/21/07 (e) (m)	651
		12,663
	Consumer Finance — 0.7%
500	Ford Motor Credit Co., FRN, 6.37%, 03/21/07	499
500	International Lease Finance Corp., VAR, 6.98%, 10/15/06	501
		1,000
	Diversified Financial Services — 9.4%
1,800	CIT Group, Inc., FRN, 5.55%, 08/17/09 (m)	1,799
	Counts Trust,
1,400	Series 2002-10, FRN, 6.19%, 08/15/07 (e) (i) (m)	1,408
1,400	Series 2002-11, FRN, 6.24%, 08/15/07 (e) (i) (m)	1,408
1,500	K2 Corp., VAR, 5.43%, 02/15/09 (i)	1,500
500	Meridian Funding Co. LLC, FRN, 5.75%, 07/21/11 (e)	500
1,700	RACERS, Series 2005-16, Class C, FRN, 5.41%, 09/20/07 (e) (i) (m)	1,696
1,700	Sigma Finance Corp. (Cayman Islands), FRN, 5.07%, 09/15/08 (e) (i)	1,700
200	Twin Reefs Pass-Through Trust, FRN, 6.37%, 12/31/49 (e)	200
1,550	Two-Rock Pass Through Trust (Bermuda), FRN, 6.34%, 12/31/49 (e)	1,525
600	ZFS Finance USA Trust, FRN, 6.48%, 12/15/65 (e)	601
		12,337
	Diversified Telecommunication Services — 0.4%
600	Telefonica Emisones SAU (Spain), FRN, 5.71%, 06/19/09	601
	Electric Utilities — 2.3%
900	Appalachian Power Co., FRN, 5.83%, 06/29/07 (m)	901
500	Pepco Holdings, Inc., FRN, 5.86%, 06/01/10	502
850	PSEG Funding Trust I, 5.38%, 11/16/07	848
750	Southwestern Public Service Co., 5.13%, 11/01/06 (m)	749
		3,000
	Insurance — 4.3%
2,400	ASIF Global Financing, FRN, 5.62%, 03/14/08 (e) (m)	2,405
1,250	Chubb Corp., 4.93%, 11/16/07	1,243
1,950	Oil Insurance Ltd. (Bermuda), VAR, 5.62%, 10/06/06 (e) (i) (m)	1,950
		5,598
	Media — 0.8%
500	Comcast Corp., FRN, 5.80%, 07/14/09	501
500	Viacom, Inc., FRN, 5.69%, 06/16/09 (e)	500
		1,001
	Multi-Utilities — 0.6%
750	Dominion Resources, Inc., FRN, 5.79%, 09/28/07 (m)	751
	Real Estate Investment Trusts (REITs) — 0.8%
1,000	iStar Financial, Inc., FRN, 5.66%, 03/03/08 REIT	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 2.2%
300	Duke Realty LP, FRN, 5.70%, 12/22/06 (m)	300
2,700	Westfield Capital Corp Ltd. (Australia), FRN, 5.77%, 11/02/07 (e)	2,707
		3,007
	Software — 1.1%
1,400	Oracle Corp. and Ozark Holdings, Inc., FRN, 5.73%, 01/13/09	1,402
	Thrifts & Mortgage Finance — 2.3%
950	Countrywide Financial Corp., FRN, 5.67%, 12/19/08	952
600	Residential Capital Corp., FRN, 6.61%, 04/17/09	602
300	Sovereign Bancorp, Inc., FRN, 5.51%, 03/01/09 (e)	301
1,150	Washington Mutual, Inc., FRN, 5.54%, 08/24/09	1,150
		3,005
	Total Corporate Bonds (Cost $49,678)	49,672
	Foreign Government Securities — 0.4%
500	United Mexican States (Mexico), FRN, 6.20%, 01/13/09 (Cost $504)	505
	Municipal Bonds — 0.2%
	North Carolina — 0.2%
200	Wake Forest University, VAR, 5.38%, 07/01/17 (e) (Cost $200)	200
	Mortgage Pass Through Securities — 3.1%
3,900	Federal National Mortgage Association Pool, TBA, 7.00%, 09/25/36 (Cost $3,997)	4,005
	Total Long-Term Investments (Cost $121,638)	121,695

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Put Options Purchased — 0.0% (g)
14	U.S. 10 Year Treasury Note Future Expiring 09/22/06 @ $105.00, American Style (Cost $2)	—	(h)
Short-Term Investments — 16.6%
	Commercial Paper — 5.3%
3,200	DnB NORBank ASA, 5.08%, 10/02/06 (m) (n)	3,186
3,200	Intesa Funding, 5.21%, 09/29/06 (m) (n)	3,187
500	Rockies Express Pipeline, 5.61%, 10/31/06 (m) (n)	495
	Total Commercial Paper (Cost $6,868)	6,868

SHARES
	Investment Company — 11.2%
14,740	JPMorgan Prime Money Market Fund (b) (m) (Cost $14,740)	14,740

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
160	U.S. Treasury Bill, 4.95%, 10/05/06 (k) (m) (n) (Cost $159)	159
	Total Short-Term Investments (Cost $21,767)	21,767
	Total Investments — 109.3% (Cost $143,407)	143,462
	Liabilities in Excess of Other Assets — (9.3)%	(12,224)
	NET ASSETS — 100.0%	$131,238

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   43

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
80	2 Year U.S. Treasury Notes	December, 2006	$16,347	$32
35	5 Year U.S. Treasury Notes	December, 2006	3,679	12
24	10 Year U.S. Treasury Notes	December, 2006	2,577	10
	Short Futures Outstanding
(83)	5 Year U.S. Treasury Notes	December, 2006	(8,724)	(27)
(2)	Eurodollar	September, 2006	(473)	1
(2)	Eurodollar	December, 2006	(473)	— (h)
(12)	Eurodollar	March, 2007	(2,844)	5
(12)	Eurodollar	June, 2007	(2,848)	2
(2)	Eurodollar	September, 2007	(475)	(1)
(12)	Eurodollar	December, 2007	(2,853)	(2)
(12)	Eurodollar	March, 2008	(2,854)	(3)
				$29

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FIXED RATE/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bear Stearns Credit Products	Lehman Brothers, 6.63%, 01/18/12	Sell	8.0 BPS quarterly	06/20/07	$1,000	$1
Deutsche Bank AG, New York	Bear Stearns & Co., 7.63%, 12/07/09	Sell	8.0 BPS quarterly	06/20/07	1,000	—	(h)
Deutsche Bank AG, New York	Goldman Sachs Group, 6.60%, 01/15/12	Sell	7.5 BPS quarterly	06/20/07	1,000	—	(h)
Deutsche Bank AG, New York	Merrill Lynch & Co., 6.00%, 02/17/09	Sell	7.5 BPS quarterly	06/20/07	1,000	—	(h)
Deutsche Bank AG, New York	Merrill Lynch & Co., 6.00%, 02/17/09	Sell	9.5 BPS quarterly	12/20/07	1,000	—	(h)
Deutsche Bank AG, New York	Morgan Stanley, 6.60%, 04/01/12	Sell	8.0 BPS quarterly	06/20/07	1,000	1
						$2

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (b)	FNMA 30 year TBA, 5.00%, 9/06	$ 94.91	09/06/06	$5,600	$(54)

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 106.6%
	Asset Backed Securities — 4.2%
	GSAMP Trust,
1,000	Series 2005-WMC2, Class A2B, FRN, 5.58%, 11/25/35 (m)	1,002
	Residential Asset Securities Corp,
250	Series 2005-AHL2, Class M1, FRN, 5.74%, 10/25/35 (m)	251
1,000	Series 2005-KS10, Class 1A2, FRN, 5.57%, 11/25/35 (m)	1,002
	Soundview Home Equity Loan Trust,
250	Series 2005-OPT4, Class M2, FRN, 5.87%, 12/25/35 (m)	251
	Total Asset Backed Securities (Cost $2,500)	2,506
	Collateralized Mortgage Obligations — 7.8%
	Non-Agency CMO — 7.8%
	Adjustable Rate Mortgage Trust,
387	Series 2005-12, Class 5A1, FRN, 5.57%, 03/25/36 (m)	388
785	Series 2006-3, Class 4A11, FRN, 5.50%, 08/25/36 (m)	785
	Downey Savings & Loan Association Mortgage Loan Trust,
674	Series 2005-AR6, Class 2A1A, FRN, 5.62%, 10/19/45 (m)	677
	Harborview Mortgage Loan Trust,
648	Series 2005-8, Class 1A2A, FRN, 5.66%, 09/19/35 (m)	650
785	Series 2005-11, Class 2A1A, FRN, 5.64%, 08/19/45 (m)	788
250	Series 2006-8, Class 2A1A, FRN, 5.65%, 08/21/46 (m)	250
	Indymac Index Mortgage Loan Trust,
681	Series 2005-AR18, Class 2A1A, FRN, 5.63%, 10/25/36 (m)	682
	Residential Accredit Loans, Inc.,
496	Series 2006-QO4, Class 2A1, FRN, 5.51%, 04/25/46 (m)	496
	Total Collateralized Mortgage Obligations (Cost $4,707)	4,716
	Corporate Bonds — 1.6%
	Capital Markets — 0.8%
500	Merrill Lynch & Co., Inc., FRN, 5.58%, 10/27/08 (m)	501
	Commercial Banks — 0.4%
200	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 6.17%, 09/21/07 (m)	200
	Diversified Telecommunication Services — 0.4%
250	AT&T, Inc., FRN, 5.61%, 11/14/08 (m)	251
	Total Corporate Bonds (Cost $950)	952
	Foreign Government Securities — 0.9%
MXN 6,200	United Mexican States, Series MI10, 8.00%, 12/19/13 (Cost $577)	566
	Mortgage Pass-Through Securities — 11.3%
	Federal National Mortgage Association Pools,
1,750	TBA, 5.50%, 10/01/36	1,717
5,050	TBA, 6.50%, 09/25/36	5,128
	Total U.S. Mortgage Pass-Through Securities (Cost $6,840)	6,845
	U.S. Treasury Obligations — 80.8%
	U.S. Treasury Inflation Indexed Bonds,
3,272	0.88%, 04/15/10 (m)	3,108
1,259	1.63%, 01/15/15	1,199
6,093	1.88%, 07/15/13 (m)	5,942
2,899	2.00%, 01/15/14 (m)	2,847
8,114	2.00%, 07/15/14 (m)	7,963
3,788	2.00%, 01/15/16	3,708
434	2.00%, 01/15/26 (m)	419
4,559	2.38%, 04/15/11	4,578
4,214	2.38%, 01/15/25 (m)	4,301
4,542	3.00%, 07/15/12 (k) (m)	4,728
2,320	3.50%, 01/15/11 (m)	2,438
2,637	3.63%, 01/15/08 (m)	2,672
2,561	3.88%, 01/15/09 (m)	2,646
1,791	4.25%, 01/15/10 (m)	1,903
425	4.50%, 02/15/36	400
	Total U.S. Treasury Obligations (Cost $49,653)	48,852
	Total Long-Term Investments (Cost $65,227)	64,437

CONTRACTS
Options Purchased — 1.2%
	Call Options Purchased — 0.6%
25	Call Option on 5 Year Treasury Note Future Expiring 09/22/06 @ $105.50, American Style	4
47,943	EUR Call/USD Put expiring 09/07/06 @ $1.26, Vanilla, European Style	—	(h)
982	USD Call/ZAR Put expiring 09/26/06 @ ZAR 7.60, One Touch, European Style	—	(h)
1,199	EUR Call/JPY Put expiring 09/26/06 @ JPY 145.20, One Touch, European Style	—	(h)
15,237	USD Call/TRY Put expiring 10/09/06 @ TRY 1.55, European Style	1
47,943	EUR Call/USD Put expiring 10/26/06 @ $1.26, Vanilla, European Style	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   45

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS	SECURITY DESCRIPTION	VALUE($)
Options Purchased — Continued
	Call Options Purchased — Continued
15,238	USD Call/ZAR Put Expiring 11/22/06 @ ZAR 7.40, KnockOut 6.7, European Style	—	(h)
4,080	USD Call/JPY Put expiring 11/23/06 @ JPY 122.00, One Touch, European Style	1
		6
NOTIONAL AMOUNT($)
	Receiver Swaption on Interest Rate:
875	Expiring 07/13/16. If exercised the Fund receives 4.85% and pays floating 3 month LIBOR expiring 07/13/36, European Style	82
1,500	Expiring 08/09/11. If exercised the Fund receives 4.44% and pays floating 3 month LIBOR expiring 08/11/16, European Style	47
6,000	Expiring 04/26/08. If exercised the Fund receives 4.09% and pays floating 3 month LIBOR expiring 04/30/09, European Style	36
	Receiver/Payer Straddle on Interest Rate Swap:
1,803	Expiring 10/25/06. If exercised the Fund receives 5.64% and pays floating 3 month LIBOR expiring 10/27/16, European Style	51
3,423	Expiring 08/04/08. If exercised the Fund receives 5.49% and pays floating 3 month LIBOR expiring 08/06/13, European Style	133
1,150	Expiring 09/15/06. If exercised the Fund receives 5.48% and pays floating 3 month LIBOR expiring 09/19/16, European Style	18
		367
	Total Call Options Purchased	373
CONTRACTS
	Put Options Purchased — 0.6%
15	U.S. 10 Year Treasury Note Future, expiring 09/22/06 @ $105.00, European Style	—	(h)
17	Euro CDs, expiring 09/18/06 @ $94.13, European Style	—	(h)
78	Euro CDs, expiring 09/18/06 @ $94.50, European Style	—	(h)
20	Euro CDs, expiring 12/18/06 @ $94.63, European Style	3
47,943	EUR Call/USD Put expiring 09/07/06 @ $1.30, Vanilla, European Style	—	(h)
47,943	EUR Call/USD Put expiring 10/26/06 @ $1.26, Vanilla, European Style	—	(h)
20,394	EUR Put/PLN Call expiring 12/29/06 @ PLN 140.00, Vanilla, European Style	—	(h)
2,586	EUR Call/GBP Put expiring 02/06/07 @ GBP 0.65, One Touch, European Style	—	(h)
12,674	EUR Call/USD Put expiring 06/25/07 @ $1.00, One Touch, European Style	—	(h)
		3

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Put Options Purchased — Continued
1,500	FNMA, 30 Year Fixed, 6.50%, TBA Expiring 09/06/06 @ $100.69, European Style	—	(h)
3,945	FNMA, 30 Year Fixed, 5.50%, TBA Expiring 09/06/06 @ $96.09, European Style	—	(h)
1,370	FNMA, 30 Year Fixed, 6.00%, TBA Expiring 09/06/06 @ $97.90, European Style	—	(h)
	Payer Swaption on Interest Rate:
6,000	Expiring 04/26/08. If exercised the Fund pays 4.09% and receives floating 3 month LIBOR expiring 04/30/09, European Style	15
1,500	Expiring 08/09/11. If exercised the Fund pays 4.44% and receives floating 3 month LIBOR expiring 08/11/16, European Style	34
875	Expiring 07/13/16. If exercised the Fund pays 4.85% and receives floating 3 month LIBOR expiring 07/13/36, European Style	50
3,620	Expiring 05/19/08. If exercised the Fund pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style	123
3,475	Expiring 05/19/08. If exercised the Fund pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style	118
1,432	Expiring 09/06/06. If exercised the Fund pays 6.10% and receives floating 3 month LIBOR expiring 09/08/16, European Style	—	(h)
1,600	Expiring 12/06/06. If exercised the Fund pays 4.25% and receives floating 3 month LIBOR expiring 12/08/06, European Style	23
		363
	Total Put Options Purchased	366
	Total Options Purchased (Cost $946)	739

PRINCIPAL AMOUNT($)
Short-Term Investments — 4.9%
	Investment Company — 4.7%
2,842	JPMorgan Prime Money Market Fund (b) (m) (Cost $2,842)	2,842
	U.S. Treasury Bills — 0.2%
100	U.S. Treasury Bills, 4.83%, 09/28/06 (m) (Cost $100)	100
	Total Short-Term Investments (Cost $2,942)	2,942
	Total Investments — 112.7% (Cost $69,115)	68,118
	Liabilities in Excess of Other Assets — (12.7)%	(7,684)
	NET ASSETS — 100.0%	$60,434

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
5	Eurodollar	September, 2006	$1,183	$1
5	Australia 90 Day Treasury Bill	December, 2006	1,467	1
27	Canada 3 Month Bankers	December, 2006	5,856	14
5	U.K. Treasury Gilt	December, 2006	1,049	3
17	2 Year U.S. Treasury Notes	December, 2006	3,474	7
43	5 Year U.S. Treasury Notes	December, 2006	4,520	14
19	10 Year U.S. Treasury Notes	December, 2006	2,040	9
	Short Futures Outstanding
(9)	Euro-Schatz	September, 2006	(1,202)	— (h)
(15)	Euro-Bobl	September, 2006	(2,123)	(12)
(10)	Euro-Bund	September, 2006	(1,515)	(6)
(5)	Australia 90 Day Treasury Bill	December, 2006	(1,467)	5
(1)	Euro-Bobl	December, 2006	(141)	— (h)
(5)	2 Year U.S. Treasury Notes	December, 2006	(1,022)	(2)
(35)	5 Year U.S. Treasury Notes	December, 2006	(3,679)	(6)
(23)	10 Year U.S. Treasury Notes	December, 2006	(2,470)	(11)
(27)	Canada 3 Month Bankers	March, 2007	(5,859)	(17)
(6)	Euro Swiss Franc 3 Month LIFFE	March, 2007	(1,192)	— (h)
				$— (h)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 08/31/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
79,195	AUD for
67,290	CAD	11/14/2006	$61	#	$60	#	$(1)
80,007	AUD for
74,063	CHF	11/14/2006	60	#	61	#	1
39,889	AUD for
48,348	NZD	11/14/2006	31	#	30	#	(1)
33,531	CAD for
39,525	AUD	11/14/2006	30	#	31	#	1
68,793	CAD for
48,122	EUR	11/14/2006	61	#	62	#	1
65,449	CAD for
6,821,257	JPY	11/14/2006	58	#	59	#	1
74,772	CAD	11/14/2006	68		68		—	(h)
74,782	CHF for
79,959	AUD	11/14/2006	61	#	61	#	—	(h)
26,134	EUR for
3,845,045	JPY	11/14/2006	33	#	34	#	1

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   47

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 08/31/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
24,048	EUR for
194,023	NOK	11/14/2006	31	#	31	#	—	(h)
38,131	EUR for
148,969	PLN	11/14/2006	48	#	49	#	1
138,211	EUR	09/25/2006	177		177		—	(h)
179,375	EUR	11/14/2006	232		230		(2)
30,555	GBP	09/25/2006	57		58		1
49,501	GBP	11/14/2006	94		94		—	(h)
7,292,408	JPY for
71,137	CAD	11/14/2006	65	#	63	#	(2)
3,484,752	JPY for
23,687	EUR	11/14/2006	31	#	30	#	(1)
1,760,500	JPY for
24,241	SGD	11/14/2006	16	#	15	#	(1)
2,723,371	JPY	09/25/2006	24		23		(1)
8,829,550	JPY	11/14/2006	78		76		(2)
194,022	NOK for
24,000	EUR	11/14/2006	31	#	31	#	—	(h)
189,633	NOK for
216,640	SEK	11/14/2006	31	#	31	#	—	(h)
48,348	NZD for
40,209	AUD	11/14/2006	31	#	32	#	1
51,585	NZD	11/14/2006	32		34		2
233,525	PLN for
59,232	EUR	11/14/2006	76	#	75	#	(1)
550,000	PLN	09/25/2006	173		179		6
48,004	SGD for
3,522,406	JPY	11/14/2006	30	#	31	#	1
577,392	THB for
11,940	EUR	11/14/2006	15	#	15	#	—	(h)
67,957	TRY	11/14/2006	45		45		—	(h)
			$1,780		$1,785		$5

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 08/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
137,461	CAD	11/14/06	$123	$125	$(2)
138,211	EUR	09/25/06	176	177	(1)
146,317	EUR	11/14/06	188	188	—	(h)
50,862	GBP	09/25/06	94	97	(3)
49,501	GBP	11/14/06	94	94	—	(h)
2,723,371	JPY	09/25/06	24	23	1
10,446,070	JPY	11/14/06	91	90	1
3,071,746	MXN	09/25/06	267	281	(14)
328,446	MXN	11/14/06	30	30	—	(h)
98,663	NZD	11/14/06	63	64	(1)
47,734	SGD	11/14/06	30	30	—	(h)
577,392	THB	11/14/06	15	15	—	(h)
90,829	TRY	11/14/06	60	60	—	(h)
			$1,255	$1,274	$(19)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 08/31/06 of the currency being sold and the value at 08/31/06 is the U.S. Dollar market value of the currency being purchased.

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE(USD)
$(2,900)	FNMA,TBA, 5.00%, 09/25/36 (Proceeds received $2,751)	$(2,780)

Options Written

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)		VALUE (USD)
U.S. 10 Year Treasury Note Future	$106.00	11/21/06	16	$(17)		$(27)
USD Call/TRY Put	1.65	10/09/06	15,237	—	(h)	—	(h)
USD Call/ZAR Put, Vanilla	8.00	11/22/06	15,238	—	(h)	—	(h)
				$(17)		$(27)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
90 Day Euro Dollar Future	$94.63	09/18/06	30	$(2)	$(2)
U.S. 10 Year Treasury Note Future	108.00	09/22/06	17	(2)	(3)
U.S. 10 Year Treasury Note Future	106.00	11/21/06	16	(12)	(5)
1 Year Mid Curve Future	95.13	09/20/06	11	(3)	(8)
				$(19)	$(18)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   49

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE(USD)	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA, American Style	$94.95	09/06/06	$7,890	$(32)	$—	(h)
FNMA, 30 Year Fixed, 6.50%, TBA, American Style	99.91	09/06/06	3,000	(7)	—	(h)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.07	09/06/06	2,740	(8)	—	(h)
				$(47)	$—	(h)

Receiver/Payer Straddle on Interest Rate Swap

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE(USD)	PREMIUM (USD)	VALUE (USD)
Credit Suisse International	5.52% quarterly	08/17/09	08/19/19	$ 710	$ (53)	$ (55)
Credit Suisse International	5.49% quarterly	08/18/09	08/20/19	1,060	(80)	(83)
Credit Suisse International	5.61% quarterly	08/04/08	08/06/18	1,949	(127)	(128)
Deutsche Bank AG, New York	5.33% quarterly	02/02/07	02/06/09	7,795	(62)	(61)
					$(322)	$ (327)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE(USD)	PREMIUM (USD)	VALUE (USD)
Morgan Stanley Capital Services	3.92% quarterly	04/26/07	04/30/08	EUR 8,000	$(23)	$(24)
Morgan Stanley Capital Services	4.21% quarterly	09/08/06	09/12/16	EUR 1,000	(12)	—
Morgan Stanley Capital Services	3.93% quarterly	08/09/07	08/03/08	EUR 3,750	(11)	(8)
Morgan Stanley Capital Services	4.46% quarterly	07/07/07	07/11/17	EUR 940	(22)	(44)
					$(68)	$(76)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE(USD)	PREMIUM (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	$ 11,946	$(235)	$(138)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	11,468	(232)	(133)
Morgan Stanley Capital Services	3.92% quarterly	04/26/07	04/30/08	EUR 8,000	(23)	(13)
Morgan Stanley Capital Services	4.21% quarterly	09/08/06	09/12/16	EUR 1,000	(12)	(21)
Morgan Stanley Capital Services	4.46% quarterly	07/07/07	07/11/17	EUR 940	(22)	(8)
Morgan Stanley Capital Services	3.93% quarterly	08/09/07	08/13/08	EUR 3,750	(11)	(14)
					$(535)	$(327)

*	The Fund will pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund will pay a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund will receive a floating rate based on 3-month USD LIBOR, if exercised.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR quarterly	06/08/11	$920	$(11)
Citibank, N.A.	3 month LIBOR quarterly	5.63% semi-annually	07/13/08	3,220	23
Citibank, N.A.	5.63% semi-annually	3 month LIBOR quarterly	07/13/11	1,400	(27)
Citibank, N.A.	2.20% semi-annually	6 month JPY LIBOR	07/11/16	JPY 30,000	(8)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.69% semi-annually	06/07/36	$560	23
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	1,600	73

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	$1,593	$48
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.39% semi-annually	06/07/08	4,310	12
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.41% semi-annually	08/02/08	5,785	20
Deutsche Bank AG, New York	5.33% semi-annually	3 month LIBOR quarterly	08/31/08	363	(1)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.23% semi-annually	02/20/09	906	2
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.19% semi-annually	02/22/09	634	1
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.08% semi-annually	03/05/09	1,668	—
Deutsche Bank AG, New York	5.66% semi-annually	3 month LIBOR quarterly	07/05/11	1,050	(21)
Deutsche Bank AG, New York	5.43% semi-annually	3 month LIBOR quarterly	08/02/11	5,005	(51)
Deutsche Bank AG, New York	5.33% semi-annually	3 month LIBOR quarterly	08/18/11	1,100	(7)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	08/19/11	830	(13)
Deutsche Bank AG, New York	5.27% semi-annually	3 month LIBOR quarterly	08/22/11	900	(3)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	11,281	(136)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	06/07/16	2,115	(46)
Deutsche Bank AG, New York	5.75% semi-annually	3 month LIBOR quarterly	07/05/16	400	(14)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.55% semi-annually	08/02/16	1,420	28
Deutsche Bank AG, New York	5.43% semi-annually	3 month LIBOR quarterly	08/18/16	400	(4)
Deutsche Bank AG, New York	5.37% semi-annually	3 month LIBOR quarterly	08/22/16	500	(3)
Deutsche Bank AG, New York	5.29% semi-annually	3 month LIBOR quarterly	09/05/16	404	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.37% semi-annually	09/05/18	437	—
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.51% semi-annually	07/24/08	4,250	20
Goldman Sachs Capital Management	3 month LIBOR quarterly	5.32% semi-annually	08/18/08	8,690	16
Goldman Sachs Capital Management	5.53% semi-annually	3 month LIBOR quarterly	07/24/11	1,845	(28)
Goldman Sachs Capital Management	5.30% semi-annually	3 month LIBOR quarterly	08/18/11	3,570	(17)
Lehman Brothers Special Financing	4.15% annually	6 month EURIBOR	03/20/36	EUR 360	(9)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.50% semi-annually	07/24/08	$5,825	28
Lehman Brothers Special Financing	5.52% semi-annually	3 month LIBOR quarterly	07/24/11	5,055	(72)
Lehman Brothers Special Financing	3.88% annually	6 month EURIBOR	03/21/16	EUR 750	6
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR quarterly	06/27/16	$555	(21)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.62% semi-annually	07/24/16	1,440	36
Lehman Brothers Special Financing	5.41% semi-annually	3 month LIBOR quarterly	08/18/16	375	(3)
Lehman Brothers Special Financing	5.64% semi-annually	3 month LIBOR quarterly	08/30/16	1,050	(28)
Lehman Brothers Special Financing	5.31% semi-annually	3 month LIBOR quarterly	09/05/16	415	—
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.53% semi-annually	07/24/08	5,665	29
Merrill Lynch Capital Services	5.54% semi-annually	3 month LIBOR quarterly	07/24/11	2,460	(37)
Merrill Lynch Capital Services, Inc.	4.79% annually	3 month CDOR	07/07/11	CAD 370	(7)
Merrill Lynch Capital Services, Inc.	4.00% annually	3 month SEK STIBOR	08/25/11	SEK 1,000	—
Morgan Stanley Capital Services	4.40% semi-annually	6 month GBP LIBOR	04/07/36	GBP 200	19
Morgan Stanley Capital Services	4.85 % semi-annually	6 month EURIBOR	07/11/36	EUR 181	(7)
Morgan Stanley Capital Services	3.03% at expiration	Percentage difference between the UKRPI as of March 2046 and 195	05/25/46	GBP 130	3
Morgan Stanley Capital Services	3.13% at expiration	Percentage difference between the UKRPI as of June 2046 and 198.5	08/15/46	GBP 40	(1)
Morgan Stanley Capital Services	6 month LIBOR	4.75% semi-annually	03/07/11	GBP 780	(20)
Morgan Stanley Capital Services	3.99% annually	3 month SEK STIBOR	08/04/11	SEK 2,390	(2)
Morgan Stanley Capital Services	4.07% annually	3 month SEK STIBOR	08/11/11	SEK 2,380	(3)
Morgan Stanley Capital Services	4.44% semi-annually	6 month EURIBOR semi-annually	08/11/11	EUR 160	(1)
Morgan Stanley Capital Services	3.94% annually	6 month EURIBOR semi-annually	08/21/11	EUR 160	$(1)
Morgan Stanley Capital Services	6 month Polish WIBOR	5.40% semi-annually	08/21/11	PLN 630	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   51

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Morgan Stanley Capital Services	Percentage difference between the UKRPI as of March 2016 and 195	2.99% at expiration, semi-annually	05/25/16	GBP 400	$(9)
Morgan Stanley Capital Services	Percentage difference between the UKRPI as of June 2016 and 198.5	3.11% at expiration	08/15/16	GBP 100	1
Morgan Stanley Capital Services	6 month EURIBOR	4.46% semi-annually	07/11/17	EUR 40	2
					$(221)

(r)	Rates shown are per annum and payments are as described.

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	Gazprom, 8.63%, 04/28/34	Sell	156 BPS quarterly	10/20/10	$1,000	$35
Barclays Capital	Russian Federation, 5.00%, 03/31/30	Buy	77 BPS semi-annually	10/20/10	1,000	(15)
Credit Suisse International	Republic of Venezuela, 9.25%, 09/15/27	Buy	64 BPS semi-annually	06/20/08	1,560	(11)
Credit Suisse International	Republic of Venezuela, 9.25%, 09/15/27	Sell	175 BPS semi-annually	06/20/11	710	16
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	29 BPS semi-annually	05/20/08	3,430	(9)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Buy	53 BPS semi-annually	02/20/11	600	3
Deutsche Bank AG, New York	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	02/20/11	600	(1)
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Sell	66.75 BPS semi-annually	05/20/11	1,540	16
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	06/20/11	430	(9)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	06/20/11	430	8
Deutsche Bank AG, New York*	Dow Jones CDX.NA.IG.6	Buy	40 BPS quarterly	06/20/11	1,800	(3)
Deutsche Bank AG, New York**	Dow Jones CDX.NA.IG.6	Buy	40 BPS quarterly	06/20/11	4,800	(8)
Deutsche Bank AG, New York***	Dow Jones CDX.NA.IG.6	Buy	40 BPS quarterly	06/20/11	1,750	(3)
Deutsche Bank AG, New York****	Dow Jones CDX.NA.IG.HVOL 6	Sell	75 BPS quarterly	06/20/11	1,200	(1)
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	190 BPS quarterly	09/20/11	400	(4)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	176.50 BPS quarterly	09/20/11	400	3
Lehman Brothers Special Financing*****	Dow Jones CDX.NA.IG.6	Buy	40 BPS quarterly	06/20/11	1,800	3
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	550	6
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	550	6
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	54 BPS semi-annually	10/20/07	550	(2)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Buy	61 BPS semi-annually	10/20/07	550	(3)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	06/20/08	500	(2)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	06/20/08	500	(2)
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	261.50 BPS semi-annually	10/20/10	800	(54)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	303.50 BPS semi-annually	10/20/10	800	37
Lehman Brothers Special Financing	United Mexican States, 8.30%, 05/08/33	Buy	53 BPS semi-annually	03/18/11	1,250	(7)
Lehman Brothers Special Financing	Russian Federation, 5.00%, 03/31/30	Sell	54 BPS semi-annually	03/18/11	1,250	6
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	06/20/11	210	4
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	06/20/11	210	4
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Sell	119 BPS semi-annually	09/20/11	140	—
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	120 BPS semi-annually	09/20/11	140	—
Morgan Stanley Capital Services	ALROSA Finance, SA, 8.88%, 11/17/14	Sell	65 BPS semi-annually	11/01/06	260	—
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	300	(25)

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	$100	$(10)
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	300	19
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	100	9
Morgan Stanley Capital Services	Russian Federation, 2.25%, 03/31/30	Buy	69 BPS semi-annually	06/20/11	1,150	(11)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	206 BPS semi-annually	06/20/11	1,150	26
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 08/20/11	Sell	132.50 BPS semi-annually	08/20/11	370	(1)
						$20

*	Premium received of $2

**	Premium received of $4

***	Premium paid of $1

****	Premium paid of less than $1

*****	Premium received of $1

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE (USD)
Deutsche Bank AG, London (a)	Government of Japan, 1.00%, 06/10/16	102.02	10/05/06	JPY 19,000	—
Deutsche Bank AG, London (b)	10 Year Japanese Government Bond, 1.90%, 06/20/16	100.13	10/05/06	JPY 19,000	—
Deutsche Bank AG, New York (a)	FHLB, 5.38%, 8/19/11	$101.03	09/21/06	$830	$4
Lehman Brothers Special Financing (a)	FHLMC, 5.75%, 6/27/16	100.70	09/07/06	555	13
Lehman Brothers Special Financing (a)	U.S. Treasury TIPS, 2.00%, 01/15/26	95.73	09/28/06	3,535	23
Lehman Brothers Special Financing (a)	U.S. Treasury TIPS, 3.88%, 04/15/29	129.10	09/28/06	5,405	45
Morgan Stanley Capital Services (a)	Government of Japan, 1.00%, 06/10/16	99.40	10/03/06	JPY 19,000	1
Morgan Stanley Capital Services (b)	10 Year Japanese Government Bond, 1.90%, 06/20/16	99.81	10/03/06	JPY 20,000	(4)
Union Bank of Switzerland AG, Warburg (a)	Government of France, 3.15%, 07/15/32	129.23	09/26/06	EUR 155	1
Union Bank of Switzerland AG, Warburg (b)	U.K. Treasury Gilt, 2.00%, 01/26/35	134.14	09/09/06	GBP 75	(8)
					$75

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

Total Return Swap

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	Expiration Date	Notional Amount(USD)	Value (USD)
Deutsche Bank AG, New York	Lehman AAA 8.5 Year+CMBS Index	Spread Lock with carry amount+10 bps	Total Return on Lehman AAA 8.5 Year+CMBS Index	12/01/07	$2,200	$—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   53

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 84.0%
	Preferred Stocks — 1.3%
	Commercial Banks — 0.1%
700	Royal Bank of Scotland Group plc (ADR) (United Kingdom), Series 1, 9.12%, 12/31/49	779
	Diversified Financial Services — 0.7%
7	Pinto Totta International Finance, VAR, 7.77%, 08/01/07 (e) (m)	6,738
	Electric Utilities — 0.2%
2,100	Alabama Power Capital Trust, VAR, 5.50%, 10/01/42 (m)	2,089
	Oil, Gas & Consumable Fuels — 0.3%
3,600	Valero Energy Corp., 3.50%, 04/01/09 (a)	3,438
	Total Preferred Stocks (Cost $13,889)	13,044

PRINCIPAL AMOUNT($)
	Asset Backed Securities — 17.3%
	American Express Credit Account Master Trust,
1,627	Series 2004-C, Class C, FRN, 5.83%, 02/15/12 (e) (m)	1,631
2,800	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	2,742
4,900	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	4,865
544	Asset Backed Funding Corp. NIM Trust, Series 2005-WMC1, Class N1, 5.90%, 07/26/35 (e) (m)	543
4,158	Asset Backed Securities Corp Home Equity, Series 2006-HE5, Class M2, FRN, 5.62%, 07/25/36 (m)	4,158
3,500	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.56%, 11/15/11 (m)	3,499
	Capital One Auto Finance Trust,
534	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	526
5,500	Series 2006-B, Class A3A, 5.45%, 02/15/11 (m)	5,520
3,400	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,348
	CARSS Finance LP (Cayman Islands),
182	Series 2004-A, Class B1, FRN, 5.61%, 01/15/11 (e) (m)	182
170	Series 2004-A, Class B2, FRN, 6.28%, 01/15/11 (e) (m)	170
	Citigroup Mortgage Loan Trust, Inc.,
10,250	Series 2006-WFH2, Class A2A, FRN, 5.48%, 08/25/36 (m)	10,250
3,600	Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	3,548

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Asset Backed Securities — Continued
3,250	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	3,204
	Countrywide Asset-Backed Certificates,
2,200	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,171
3,750	Series 2006-3, Class 2A2, FRN, 5.50%, 10/25/34 (m)	3,756
9,000	Series 2006-11, Class 1AF2, VAR, 6.02%, 09/25/46 (m)	9,079
289	EQCC Home Equity Loan Trust, Series 2002-1, Class 2A, FRN, 5.62%, 11/25/31 (m)	289
	First Franklin Mortgage Loan Asset Backed Certificates,
2,400	Series 2002-1, Class 2A, FRN, 5.51%, 03/25/36 (m)	2,404
6,000	Series 2006-FF11, Class 2A3, FRN, 5.49%, 08/25/36	6,000
12,000	GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2B, FRN, 5.47%, 08/25/36 (m)	12,000
9,000	GSAA Trust, Series 2006-11, Class 2A2, FRN, 5.49%, 07/25/36 (m)	9,000
4,750	GSAMP Trust, Series 2006-NC1, Class A2, 5.50%, 02/25/36 (m)	4,758
4,400	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 5.50%, 07/25/36 (m)	4,407
	Household Automotive Trust,
1,625	Series 2003-2, Class A4, 3.02%, 12/17/10 (m)	1,596
9,000	Series 2006-2, Class A3, 5.61%, 08/17/11 (m)	9,088
	HSI Asset Securitization Corp. Trust,
5,550	Series 2006-OPT1, Class 2A3, FRN, 5.51%, 12/25/35 (m)	5,561
5,700	Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	5,711
	Long Beach Mortgage Loan Trust,
4,000	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34 (m)	4,032
6,000	Series 2006-2, Class 2A3, FRN, 5.51%, 03/25/36 (m)	6,011
2,400	Series 2006-5, Class M1, FRN, 5.61%, 06/25/36 (m)	2,401
2,000	Series 2006-5, Class M2, FRN, 5.63%, 06/25/36 (m)	2,000
4,850	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	4,860
2,900	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 5.52%, 01/25/37 (m)	2,901

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
3,827	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	3,788
4,200	Residential Asset Mortgage Products, Inc., Series 2006-EFCI, Class A2, FRN, 5.52%, 04/25/35	4,207
5,400	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 5.51%, 03/25/35	5,401
4,150	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 5.50%, 12/25/35	4,157
423	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class N1, 5.68%, 12/25/35 (e)	421
6,000	Structured Asset Securities Corp, Series 2006-WF2, Class M2, FRN, 5.61%, 07/25/36	6,002
	Volkswagen Auto Lease Trust,
6,500	Series 2006-2, Class A3, 5.50%, 09/21/09	6,536
5,000	Series 2006-2, Class M1, FRN, 5.60%, 07/25/36	5,000
	Total Asset Backed Securities (Cost $177,732)	177,723
	Collateralized Mortgage Obligations — 14.8%
	Agency CMO — 4.8%
	Federal Home Loan Mortgage Corp.,
49,874	Series 239, Class S30, IF, IO, 2.35%, 08/15/36 (m)	4,177
24,922	Series 240, Cass S22, IF, IO, 1.82%, 07/15/36 (m)	2,005
6,508	Series 2564, Class LS, IF, IO, 2.32%, 01/15/17 (m)	386
6,971	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	269
3,325	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	376
6,955	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	341
3,815	Series 2780, Class IE, IO, 4.50%, 05/15/11 (m)	52
15,320	Series 2791, Class SI, IF, IO, 1.82%, 12/15/31 (m)	804
13,083	Series 2814, Class S, IF, IO, 1.77%, 10/15/30 (m)	552
10,334	Series 2852, IO, 5.00%, 11/15/25 (m)	973
5,628	Series 2894, Class S, IF, IO, 1.87%, 03/15/31 (m)	324
8,463	Series 2980, Class LI, IO, 5.50%, 04/15/25 (m)	775
18,503	Series 3126, Class BS, IF, IO, 1.87%, 02/15/36 (m)	1,553
	Federal National Mortgage Association,
10,337	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	414
10,098	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	10,329
4,864	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	4,975
8,311	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	8,501
10,608	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	10,851
	Government National Mortgage Association,
27,572	Series 2003-85, Class CS, IF, IO, 1.88%, 02/20/24 (m)	939
9,914	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	647
		49,243
	Non-Agency CMO — 10.0%
413	ABN Amro Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	410
4,836	Bank of America Funding Corp., Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	4,789
2,183	Bank of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	2,169
1,531	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.50%, 09/25/35 (m)	1,519
	Countrywide Alternative Loan Trust,
7,198	Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	7,163
6,930	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	6,903
6,110	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	6,047
4,703	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	4,651
2,900	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	2,886
	Residential Accredit Loans, Inc.,
5,353	Series 2005-QS17, Class A10, 6.00%, 12/25/35	5,340
13,323	Series 2006-QS6, Class 1A2, 6.00%, 06/25/36 (m)	13,177
	Residential Asset Securitization Trust,
4,830	Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	4,811
2,792	Series 2006-A8, Class 1A1, 6.00%, 08/25/36	2,782
4,400	Residential Funding Mortgage Section I Series 2005-S7, Class A5, 5.50%, 11/25/35	4,351
4,454	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.98%, 06/25/34	4,428
7,466	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34	7,433
	Washington Mutual Alternative Loan Trust,
9,732	Series 2006-5, Class 2CB1, 6.00%, 07/25/36	9,689
	Wells Fargo Mortgage Backed Securities Trust,
2,410	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	2,394

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   55

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,079	Series 2004-F, Class A8, FRN, 4.73%, 06/25/34	2,042
10,100	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	10,029
		103,013
	Total Collateralized Mortgage Obligations (Cost $154,530)	152,256
	Commercial Mortgage Backed Securities — 9.4%
1,250	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,216
9,900	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	9,743
2,594	CR, Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	2,629
9,650	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A2, VAR, 5.51%, 02/15/39 (m)	9,718
	CS First Boston Mortgage Securities Corp.,
3,800	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	3,933
3,700	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,610
835	First Union Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	837
4,100	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%, 08/10/42 (m)	3,991
5,550	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	5,461
	LB-UBS Commercial Mortgage Trust,
2,950	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	2,866
7,300	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	7,071
8,300	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	8,016
1,800	Series 2006-C1, Class A2, 5.08%, 02/15/31 (m)	1,788
	Merrill Lynch Mortgage Trust,
1,700	Series 2005-CKI1, Class A2, VAR, 5.40%, 11/12/37 (m)	1,700
10,000	Series 2006-C1, Class A2, VAR, 5.80%, 05/12/39 (m)	10,150
	Morgan Stanley Capital I,
6,220	Series 1998-HF2, Class A2, 6.48%, 11/15/30 (m)	6,320
4,300	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	4,269
5,000	Series 2006-T23, Class A2, VAR, 5.91%, 08/12/41 (m)	5,107
7,900	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	7,781
	Total Commercial Mortgage Backed Securities (Cost $98,173)	96,206
	Corporate Bonds — 28.2%
	Air Freight & Logistics — 0.4%
3,950	FedEx Corp., FRN, 5.58%, 08/08/08 (m)	3,950
	Automobiles — 0.2%
2,150	DaimlerChrysler NA Holding Corp., 5.75%, 05/18/09 (m)	2,157
	Capital Markets — 4.5%
7,000	Bear Stearns Cos., Inc. (The), FRN, 5.64%, 04/29/08 (m)	7,018
	Goldman Sachs Group, Inc.
8,900	FRN, 5.53%, 12/22/08 (m)	8,908
3,000	FRN, 5.54%, 11/10/08 (m)	3,003
3,300	FRN, 5.54%, 06/23/09 (m)	3,300
8,200	Links Finance LLC, FRN, 5.58%, 09/15/08 (e) (i) (m)	8,207
10,000	Merrill Lynch & Co., Inc., FRN, 5.49%, 08/14/09 (m)	9,998
	Morgan Stanley & Co., Inc.
4,000	FRN, 5.51%, 04/25/08 (m)	4,002
2,270	FRN, 5.55%, 02/09/09 (m)	2,274
		46,710
	Chemicals — 0.5%
3,014	Huntsman International LLC, 9.88%, 03/01/09 (m)	3,135
1,900	Terra Capital, Inc., 12.88%, 10/15/08	2,123
		5,258
	Commercial Banks — 5.1%
2,500	Artesia Bank SC (Belgium), VAR, 7.25%, 09/29/49 (e) (m)	2,542
1,200	Chohung Bank (South Korea), VAR, 4.62%, 11/03/14 (e) (m)	1,150
	Citibank Korea, Inc. (South Korea),
2,800	6.95%, 12/06/11	2,808
3,350	VAR, 4.68%, 06/18/13	3,335
1,300	Deutsche Bank Capital Funding Trust I (Germany), VAR, 7.87%, 12/23/49 (e) (m)	1,375
3,940	ForeningsSparbanken AB (Sweden), VAR, 7.50%, 11/29/49 (e)	3,951
2,200	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	2,239
1,000	Hana Bank (South Korea), 4.13%, 03/11/09	968

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
2,000	HSBC Capital Funding LP/Jersey Channel Islands (Jersey), VAR, 9.55%, 12/31/49 (e) (m)	2,267
2,000	KBC Bank Funding Trust III, VAR, 9.86%, 11/29/49 (e) (m)	2,237
2,200	Landesbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	2,204
1,700	Nordea Bank Finland plc (Finland), VAR, 7.50%, 12/31/49 (e) (m)	1,713
3,600	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	3,590
1,800	Santander US Debt S.A. Unipersonal (Spain), FRN, 5.58%, 10/21/08 (e)	1,800
4,200	Sberbank of Russia (Russia), FRN, 7.24%, 10/24/06 (m)	4,219
5,150	Skandinaviska Enskilda Banken AB (Sweden), VAR, 8.12%, 09/06/06 (e)	5,150
2,950	Svenska Handelsbanken (Sweden), VAR, 7.12%, 03/29/49 (e)	2,976
2,000	UniCredito Italiano Capital Trust II, VAR, 9.20%, 10/29/49 (e)	2,244
3,550	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 6.17%, 09/21/07 (e) (m)	3,556
800	Wachovia Capital Trust III, VAR, 5.80%, 03/15/42	796
1,430	Woori Bank (South Korea), VAR, 5.75%, 03/13/14 (e)	1,426
		52,546
	Commercial Services & Supplies — 0.3%
2,500	Allied Waste North America, Inc., 8.50%, 12/01/08 (m)	2,600
	Consumer Finance — 1.3%
7,000	HSBC Finance Corp., FRN, 5.70%, 11/16/09 (m)	7,038
	International Lease Finance Corp.
1,400	3.13%, 05/03/07 (m)	1,378
2,100	4.35%, 09/15/08 (m)	2,061
2,900	VAR, 6.98%, 10/15/16 (m)	2,904
		13,381
	Containers & Packaging — 0.2%
2,242	Owens Brockway Glass Container, Inc., 8.88%, 02/15/09 (m)	2,304
	Diversified Consumer Services — 0.2%
2,300	Service Corp. International, 7.70%, 04/15/09	2,352
	Diversified Financial Services — 5.8%
3,600	BNP US Funding LLC, VAR, 7.74%, 12/29/49 (e) (m)	3,688
7,500	CIT Group, Inc., FRN, 5.61%, 05/23/08 (m)	7,523
	Counts Trust
3,450	Series 2002-10, FRN, 6.19%, 08/15/07 (e) (i) (m)	3,470
3,450	Series 2002-11, FRN, 6.23%, 08/15/07 (e) (i) (m)	3,469
6,000	K2 Corp., VAR, 5.43%, 02/15/09 (i) (m)	6,000
2,000	Mizuho Preferred Capital Co. LLC, VAR, 8.79%, 12/29/49 (e) (m)	2,109
6,490	Natexis Ambs Co. LLC, VAR, 8.44%, 12/29/49 (e) (m)	6,819
4,000	Pemex Finance Ltd. (Cayman Islands), 8.88%, 11/15/10 (m)	4,292
6,100	RACERS, Series 2005-16, Class C, FRN, 5.41%, 03/20/07 (e) (i) (m)	6,087
6,600	Sigma Finance Corp. (Cayman Islands), FRN, 5.07%, 09/15/08 (e) (i)	6,600
1,700	Tokai Preferred Capital Co. LLC, VAR, 9.98%, 12/29/49 (e)	1,825
1,100	Twin Reefs Pass-Through Trust, FRN, 6.37%, 12/31/49 (e)	1,097
4,150	Two-Rock Pass Through Trust (Bermuda), FRN, 6.34%, 12/31/49 (e)	4,083
2,800	ZFS Finance USA Trust, VAR, 6.15%, 12/15/65 (e)	2,759
		59,821
	Diversified Telecommunication Services — 0.8%
2,500	Qwest Corp., 7.88%, 09/01/11 (m)	2,606
2,150	Telecom Italia Capital S.A. (Luxembourg), 6.20%, 07/18/11	2,188
3,400	Telefonica Emisones SAU (Spain), 5.98%, 06/20/11	3,451
		8,245
	Electric Utilities — 1.2%
1,000	Appalachian Power Co., 5.55%, 04/01/11 (m)	1,002
1,600	CC Funding Trust I, 6.90%, 02/16/07 (m)	1,609
6,050	FPL Group Capital, Inc. 5.55%, 02/16/08 (m)	6,050
3,300	PSEG Funding Trust I, 5.38%, 11/16/07 (m)	3,291
		11,952
	Energy Equipment & Services — 0.2%
1,650	Noble Drilling Corp., 6.95%, 03/15/09 (m)	1,710
	Food Products — 0.2%
2,400	Dean Foods Co., 6.63%, 05/15/09 (m)	2,406
	Gas Utilities — 0.2%
1,700	Southern Natural Gas Co., 8.88%, 03/15/10	1,783
	Health Care Equipment & Supplies — 0.3%
	Fresenius Medical Care Capital Trust II,
2,500	7.88%, 02/01/08 (m)	2,556

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   57

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 0.2%
2,400	HCA, Inc., 5.50%, 12/01/09 (m)	2,367
	Hotels, Restaurants & Leisure — 0.5%
2,515	MGM Mirage, 6.00%, 10/01/09 (m)	2,459
2,650	Starwood Hotels & Resorts Worldwide, Inc., 7.38%, 05/01/07 (m)	2,673
		5,132
	Insurance — 1.6%
5,350	ASIF Global Financing, FRN, 5.62%, 03/14/08 (e) (m)	5,361
7,000	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	7,039
3,650	Oil Insurance Ltd. (Bermuda), VAR, 5.53%, 10/06/06 (i) (m)	3,650
		16,050
	Media — 1.1%
2,600	Comcast Cable Communications, Inc., 6.20%, 11/15/08 (m)	2,646
850	Dex Media East LLC/Dex Media East Finance Co., 12.13%, 11/15/12 (m)	948
2,850	Echostar DBS Corp., 5.75%, 10/01/08 (m)	2,821
2,000	RH Donnelley, Inc., 10.88%, 12/15/12	2,190
2,900	Time Warner Entertainment Co., LP, 7.25%, 09/01/08	2,994
		11,599
	Multi-Utilities — 0.3%
2,900	Dominion Resources, Inc., SUB, 5.69%, 05/15/08 (m)	2,910
	Oil, Gas & Consumable Fuels — 0.7%
4,000	OAO Gazprom (Russia), 9.13%, 04/25/07	4,083
1,450	OAO Siberian Oil Co. (Russia), 11.50%, 02/13/07	1,483
1,800	Pemex Project Funding Master Trust, FRN, 6.63%, 06/15/10 (e) (m)	1,841
		7,407
	Real Estate Investment Trusts (REIT) — 0.9%
3,500	Host Marriott LP, REIT, Series G, 9.25%, 10/01/07 (m)	3,618
	iStar Financial, Inc., REIT
4,988	Series B, 4.88%, 01/15/09 (m)	4,914
950	5.38%, 04/15/10 (m)	942
		9,474
	Real Estate Management & Development — 0.8%
7,600	Socgen Real Estate Co. LLC, VAR, 7.64%, 12/19/49 (e)	7,770
	Thrifts & Mortgage Finance — 0.6%
1,764	Abbey National plc (United Kingdom), VAR, 7.35%, 10/15/06 (m)	1,769
4,000	Washington Mutual Bank, FRN, 5.58%, 05/01/09	4,002
		5,771
	Wireless Telecommunication Services — 0.1%
1,100	Alamosa Delaware, Inc., 11.00%, 07/31/10 (m)	1,202
	Total Corporate Bonds (Cost $291,578)	289,413
	Foreign Government Securities — 1.9%
950	Bundesrepublik Deutschland (Germany), 4.00%, 01/04/37	1,213
3,084	Colombia Government International Bond (Colombia), 9.75%, 04/09/11 (m)	3,362
1,650	France Government Bond OAT (France), 4.75%, 04/25/35	2,362
4,250	Government of Chile (Chile), FRN, 5.90%, 01/28/08 (m)	4,265
3,170	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	3,183
1,515	Russian Federation (Russia), 10.00%, 06/26/07 (e)	1,566
3,400	United Mexican States (Mexico), FRN, 6.20%, 01/13/09	3,432
	Total Foreign Government Securities (Cost $19,594)	19,383
	Mortgage Pass-Through Securities — 11.1%
	Federal National Mortgage Association Pool
22,000	TBA, 6.50%, 09/25/36	22,325
89,200	TBA, 7.00%, 09/25/36	91,597
	Total Mortgage Pass-Through Securities (Cost $113,717)	113,922
	Total Long-Term Investments (Cost $869,213)	861,947

NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE($)
Options Purchased — 0.4%
	Call Options Purchased — 0.2%
	Receiver Swaption on Interest Rate:
$3,253	Expiring 09/06/06. If exercised the Fund receives 6.10% and pays floating 3 month LIBOR expiring 09/08/16, European Style.	—	(h)
39,935	Expiring 05/19/08. If exercised the Fund receives 5.76% and pays floating 3 month LIBOR expiring 05/21/38, European Style.	1,352

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE($)
$9,000	Expiring 01/25/16. If exercised the Fund receives 5.20% and pays floating 3 month LIBOR expiring 01/27/36, European Style.	694
	Total Call Options Purchased	2,046

NUMBER OF CONTRACTS
	Put Options Purchased — 0.2%
198	U.S. 10 Year Treasury Note Future expiring 09/22/06 @ $105.00, American Style	3
517	Euro CDs expiring 09/18/06 @ $94.50, American Style	3
		6

NOTIONAL VALUE
$11,275	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA Expiring 09/06/06 @ $96.09, European Style.	—	(h)
5,410	Put Option on FNMA, 30 Year Fixed, 6.00%, TBA Expiring 09/06/06 @ $97.90, European Style.	—	(h)
	Payer Swaption on Interest Rate:
9,000	Expiring 01/25/16. If exercised the Fund pays 5.20% and receives floating 3 month LIBOR expiring 01/27/36, European Style.	467
	Receiver/Payer Straddle on Interest Rate:
11,638	Expiring 10/25/06. If exercised the Fund pays 5.64% and receives floating 3 month LIBOR expiring 10/27/16, European Style.	332
4,460	Expiring 09/29/06. If exercised the Fund pays 5.29% and receives floating 3 month LIBOR expiring 10/03/16, European Style.	48
19,266	Expiring 08/04/08. If exercised the Fund pays 5.49% and receives floating 3 month LIBOR expiring 08/06/13, European Style.	747
3,525	Expiring 09/15/06. If exercised the Fund pays 5.48% and receives floating 3 month LIBOR expiring 09/19/16, European Style.	54
		1,648
	Total Put Options Purchased	1,654
	Total Options Purchased (Cost $4,889)	3,700

SHARES
Short-Term Investments — 29.3%
Investment Company — 6.9%
70,917	JPMorgan Prime Money Market Fund (b) (m) (Cost $70,917)	70,917

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Certificates of Deposit — 0.2%
2,115	Regions Bank, 5.46%, 12/07/06 (m) (n) (Cost $2,113)	2,113
	Commercial Paper — 22.0%
	Abbey National plc (United Kingdom),
10,300	5.05%, 09/29/06 (f) (m) (n)	10,258
13,800	5.25%, 09/12/06 (m) (n)	13,776
3,000	ANZ Delaware, Inc., 5.32%, 11/15/06 (m) (n)	2,967
9,900	BNP Paribas, 5.23%, 11/17/06 (f) (m) (n)	9,786
4,350	BNP US Funding LLC, 5.25%, 09/11/06 (m) (n)	4,343
4,600	CBA Delaware Finance, Inc., 5.27%, 09/11/06 (m) (n)	4,592
11,000	Corporate Asset Funding Co., Inc., 5.41%, 09/22/06 (m) (n)	10,960
20,000	Crown Point Capital Co. LLC, 5.44%, 10/05/06 (m) (n)	19,890
4,200	European Investment Bank, 5.24%, 09/07/06 (m) (n)	4,196
23,000	Galaxy Funding, Inc., 5.28%, 09/12/06 (f) (m) (n)	22,958
7,600	Intesa Funding, 5.06%, 09/29/06 (m) (n)	7,569
15,000	Lake Constance Funding LLC, 5.30%, 09/11/06 (m) (n)	14,976
20,200	Lexington Parker Capital Corp., 5.27%, 09/13/06 (m) (n)	20,162
	Natexis Banques Populaires U.S. Finance Co.,
11,975	5.29%, 09/07/06 (m) (n)	11,963
20,200	5.24%, 09/13/06 (m) (n)	20,162
5,900	5.30%, 10/13/06 (m) (n)	5,863
3,900	Rockies Express Pipeline, 5.61%, 10/31/06 (m) (n)	3,864
7,500	Scaldis Capital LLC, 5.27%, 09/18/06 (m) (n)	7,480
3,800	Ticonderoga Funding LLC, 5.27%, 09/18/06 (m) (n)	3,790
26,000	UBS Finance Delaware LLC, 5.24%, 09/13/06 (m) (n)	25,951
	Total Commercial Paper (Cost $225,550)	225,506
	U.S. Treasury Securities — 0.2%
2,775	U.S. Treasury Bills, 4.95%, 10/05/06 (k) (m) (n) (Cost $2,762)	2,762
	Total Short-Term Investments (Cost $301,342)	301,298
	Total Investments — 113.7% (Cost $1,175,444)	1,166,945
	Liabilities in Excess of Other Assets — (13.7%)	(140,676)
	NET ASSETS — 100.0%	$1,026,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   59

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1,702	2 Year U.S. Treasury Notes	December, 2006	$347,793	$504
353	5 Year U.S. Treasury Notes	December, 2006	37,104	118
302	10 Year U.S. Treasury Notes	December, 2006	32,427	129
31	Eurodollar	September, 2006	7,332	4
73	U.K. Treasury Gilt	December, 2006	15,313	37
	Short Futures Outstanding
(305)	5 Year U.S. Treasury Notes	December, 2006	(32,058)	(102)
(4)	10 Year Japanese Government Bond	September, 2006	(4,599)	(110)
(4)	10 Year U.S. Treasury Notes	December, 2006	(430)	(2)
(324)	Euro-Bobl	September, 2006	(45,847)	(239)
(174)	Euro-Bund	September, 2006	(26,365)	(497)
(15)	Eurodollar	September, 2006	(3,548)	3
(47)	Eurodollar	December, 2006	(11,122)	26
(40)	Eurodollar	March, 2007	(9,479)	11
(40)	Eurodollar	June, 2007	(9,493)	5
(15)	Eurodollar	September, 2007	(3,564)	(10)
(98)	Eurodollar	December, 2007	(23,302)	62
(265)	Eurodollar	March, 2008	(63,020)	(74)
				$(135)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
2,842,000 EUR	10/27/2006	$3,656	$3,653	$3

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE(USD)
	FNMA:
$(24,000)	TBA, 5.00%, 09/25/36	$(23,008)
(3,500)	TBA, 5.50%, 09/25/36–11/01/36	(3,426)
(5,600)	TBA, 6.00%, 09/25/36–11/01/36	(5,597)
	(Proceeds received $32,341)	$(32,031)

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Options Written

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 10 Year Treasury Note Future	$106.00	11/21/06	108	$(111)	$(181)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% quarterly	03/24/16	03/24/26	$14,210	$(641)	$(587)

Receiver/Payer Straddle on Interest Rate Swap:

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Credit Suisse International	5.61% quarterly	08/04/08	08/06/18	$10,972	$(715)	$(721)
Credit Suisse International	5.52% quarterly	08/17/09	08/19/19	4,685	(351)	(365)
Credit Suisse International	5.49% quarterly	08/18/09	08/20/19	7,030	(528)	(547)
Deutsche Bank AG, New York	5.33% quarterly	02/02/07	02/06/09	49,851	(399)	(389)
					$(1,993)	$(2,022)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 10 Year Treasury Note Future	$106.00	11/21/2006	108	$(83)	$(34)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA, American Style	$94.95	09/06/06	$22,550	$(92)	$—	(h)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.07	09/06/06	10,820	(31)	—	(h)
				$(123)	$—	(h)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	$131,786	$(2,631)	$(1,526)
Merrill Lynch Capital Services	5.42% quarterly	03/24/16	03/24/26	14,210	(640)	(703)
					$(3,271)	$(2,229)

*	The Fund will pay a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund will pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund will receive a floating rate based on 3-month USD LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   61

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR quarterly	06/08/11	$7,780	$(90)
Citibank, N.A.	3 month LIBOR quarterly	4.55% semi-annually	10/04/07	10,325	12
Citibank, N.A.	4.63% semi-annually	3 month LIBOR quarterly	10/04/10	4,450	42
Credit Suisse International	3 month LIBOR quarterly	5.42% semi-annually	05/10/08	11,850	191
Credit Suisse International	5.65% semi-annually	3 month LIBOR quarterly	05/10/16	5,845	(242)
Credit Suisse International	3 month LIBOR quarterly	5.77% semi-annually	05/10/36	1,565	105
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.39% semi-annually	06/07/08	12,435	35
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.41% semi-annually	08/02/08	17,625	58
Deutsche Bank AG, New York	5.33% semi-annually	3 month LIBOR quarterly	08/31/08	2,319	(6)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.23% semi-annually	02/20/09	5,797	15
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.19% semi-annually	02/22/09	4,058	9
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.08% semi-annually	03/05/09	10,666	—
Deutsche Bank AG, New York	5.43% semi-annually	3 month LIBOR quarterly	08/02/11	15,255	(156)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	31,768	(462)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	20,745	(302)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	06/07/16	6,105	(132)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.55% semi-annually	08/02/16	4,330	87
Deutsche Bank AG, New York	5.29% semi-annually	3 month LIBOR quarterly	09/05/16	2,607	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.37% semi-annually	09/05/18	2,458	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.69% semi-annually	06/07/36	1,620	68
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	8,915	400
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	4,849	272
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.50% semi-annually	07/24/08	17,300	82
Lehman Brothers Special Financing	5.52% semi-annually	3 month LIBOR quarterly	07/24/11	15,015	(213)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.62% semi-annually	07/24/16	4,275	106
Lehman Brothers Special Financing	5.41% semi-annually	3 month LIBOR quarterly	08/18/16	1,150	(10)
Lehman Brothers Special Financing	5.64% semi-annually	3 month LIBOR quarterly	08/30/16	6,774	(182)
Lehman Brothers Special Financing	5.31% semi-annually	3 month LIBOR quarterly	09/05/16	1,275	—
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.42% semi-annually	03/24/26	3,837	(31)
Merrill Lynch Capital Services	5.20% semi-annually	3 month LIBOR quarterly	01/27/36	2,970	75
					$(269)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bear Stearns Credit Products	Lehman Brothers, 6.63%, 01/18/12	Sell	8 BPS quarterly	06/20/07	$6,600	$2
Bear Stearns Credit Products	Sara Lee Corp., 6.13%, 11/01/32	Buy	45 BPS quarterly	06/20/11	3,000	(4)
Bank of America	St. Paul Travelers, 8.13%, 04/15/10	Buy	34 BPS quarterly	06/20/11	3,000	(9)
Bank of America	Allstate, 6.75%, 05/15/18	Buy	27 BPS quarterly	06/20/11	3,000	(12)
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	3,000	(34)
Citibank, N.A.	General Electric Capital Corp., 3.50%, 05/01/08	Sell	14 BPS quarterly	12/20/07	15,000	18
Citibank, N.A.	Gazprom, 8.63%, 04/28/34	Sell	250 BPS quarterly	04/20/10	10,000	687
Citibank, N.A.	Russian Federation, 5.00%, 03/31/30	Buy	155 BPS semi-annually	04/20/10	10,000	(422)
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	116.5 BPS quarterly	05/20/10	7,000	(176)
Citibank, N.A.	United Mexican States, 8.30%, 08/15/31	Sell	100 BPS semi-annually	05/20/10	7,000	171
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	06/20/10	5,000	(137)
Citibank, N.A.	United Mexical States, 8.30%, 08/15/31	Sell	105 BPS semi-annually	06/20/10	5,000	127
Citibank, N.A.	Government of Argentina, 8.28%, 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	3,000	139
Citibank, N.A.	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	06/20/11	1,955	(36)
Citibank, N.A.	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	06/20/11	1,955	34
Deutsche Bank AG, New York	Prudential, 6.38%, 09/20/06	Sell	19 BPS quarterly	09/20/06	7,600	4
Deutsche Bank AG, New York	Coca Cola, 5.75%, 03/15/11	Sell	16 BPS quarterly	12/31/06	5,300	4
Deutsche Bank AG, New York	Government of Brazil, 12.25%, 03/06/30	Sell	235 BPS semi-annually	04/20/07	8,200	182
Deutsche Bank AG, New York	Bear Stearns & Co., 7.63%, 12/07/09	Sell	8 BPS quarterly	06/20/07	4,200	1
Deutsche Bank AG, New York	Goldman Sachs Group, 6.60%, 01/15/12	Sell	7.5 BPS quarterly	06/20/07	4,200	1
Deutsche Bank AG, New York	Merrill Lynch & Co., 6.00%, 02/17/09	Sell	7.5 BPS quarterly	06/20/07	4,200	1
Deutsche Bank AG, New York	Morgan Stanley, 6.60%, 04/01/12	Sell	8 BPS semi-annually	06/20/07	4,200	1
Deutsche Bank AG, New York	SunTrust Capital, 2.48%, 03/15/28	Sell	48 BPS quarterly	06/30/07	7,600	16
Deutsche Bank AG, New York	Merrill Lynch & Co., 6.00% 02/17/09	Sell	9.5 BPS quarterly	12/20/07	12,500	3
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	29 BPS semi-annually	05/20/08	38,240	(104)
Deutsche Bank AG, New York	Berkshire Hathaway Inc, 9.75%, 01/15/18	Sell	20 BPS quarterly	03/20/10	6,000	31
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	4,000	(100)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	4,000	89
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	10,000	(211)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	10,000	206
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Sell	66.75 BPS semi-annually	05/20/11	16,990	181
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	06/20/11	4,815	(102)
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	221 BPS quarterly	06/20/11	2,420	(75)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	06/20/11	4,815	84
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	205 BPS quarterly	06/20/11	2,420	64
Deutsche Bank AG, New York	Government of Philippines, 10.63%, 03/16/25	Buy	190 BPS quarterly	09/20/11	4,610	(47)
Deutsche Bank AG, New York	Government of Indonesia, 6.75%, 03/10/14	Sell	176.5 BPS quarterly	09/20/11	4,610	36
Goldman Sachs Capital Management	Corning Inc., 6.30%, 03/01/09	Sell	43 BPS quarterly	06/20/11	2,000	10
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	9,600	107
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	9,600	117
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	54 BPS semi-annually	10/20/07	9,600	(46)
Lehman Brothers Special Financing	Russian Federation, 12.75%, 06/24/28	Buy	61 BPS semi-annually	10/20/07	9,600	(56)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	06/20/08	19,005	(94)
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	300 BPS semi-annually	09/20/10	6,500	(553)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	343 BPS semi-annually	09/20/10	6,500	428

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	$3,160	$147
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	261.5 BPS semi-annually	10/20/10	3,160	(213)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	06/20/11	8,340	188
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Buy	140 BPS semi-annually	06/20/11	7,750	(81)
Lehman Brothers Special Financing	Government of Argentina 8.28%, 12/31/33	Sell	259 BPS semi-annually	08/20/11	4,130	45
Lehman Brothers Special Financing	Government of Argentina, 8.28%, 12/31/33	Sell	260 BPS semi-annually	08/20/11	3,620	36
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Sell	119 BPS semi-annually	09/20/11	2,380	—
Lehman Brothers Special Financing	Government of Brazil, 12.25%, 03/06/30	Sell	120 BPS semi-annually	09/20/11	2,460	—
Morgan Stanley International	Landesbanki Island, 3.30%, 10/19/10	Sell	45 BPS quarterly	09/20/07	EUR 6,000	(5)
Morgan Stanley Capital Services	ALROSA Finance, S.A., 8.88%, 11/17/14	Sell	65 BPS quarterly	11/01/06	$4,310	2
Morgan Stanley Capital Services	Linde AG Loan Facility, Tranche B, 5.85%, 11/03/07	Sell	25 BPS quarterly	03/20/08	GBP 1,925	(2)
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	$7,000	(211)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	7,000	256
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	07/20/10	5,950	(98)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	07/20/10	5,950	117
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	64 BPS semi-annually	09/20/10	2,700	(25)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	09/20/10	2,700	53
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	6,200	(510)
Morgan Stanley Capital Services	Government of Brazil, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	1,450	(146)
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	6,200	394
Morgan Stanley Capital Services	Government of Argentina, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	1,450	128
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Buy	69 BPS semi-annually	06/20/11	2,770	(27)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	206 BPS semi-annually	06/20/11	2,770	68
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 09/15/27	Sell	132.5 BPS semi-annually	08/20/11	6,220	(12)
Union Bank of Switzerland AG, Warburg	V.F. Corp., 8.50%, 10/01/10	Buy	30 BPS quarterly	09/20/11	4,000	119
Union Bank of Switzerland AG, London	United Mexican States, 7.50%, 04/08/33	Buy	113 BPS semi-annually	04/20/10	11,100	(330)
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Sell	125 BPS semi-annually	04/20/10	11,100	352
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Buy	90 BPS semi-annually	08/20/10	6,500	(107)
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	08/20/10	6,500	115
						$779

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (a)	FNMA, 30 YR, 6.50%, TBA	$101.01	09/06/06	$55,000	$296
Citibank, N.A. (a)	FNMA, 30 YR, 6.50%, TBA	101.19	09/06/06	46,000	165
Citibank, N.A. (a)	FNMA, 15 YR, 5.50%, TBA	99.16	09/11/06	14,000	138
Citibank, N.A. (a)	U.S. Treasury Note, 3.38%, 9/15/09	95.80	09/18/06	84,650	486
Citibank, N.A. (a)	FNMA, 30 YR, 5.00%, TBA	95.44	10/05/06	24,000	96
Citibank, N.A. (a)	FNMA, 30 YR, 5.50%, TBA	97.94	10/05/06	46,000	95
Citibank, N.A. (b)	FNMA, 30 YR, 6.00%, TBA	99.21	09/06/06	44,000	(407)
Citibank, N.A. (b)	FNMA, 30 YR, 6.00%, TBA	99.34	09/06/06	116,000	(924)
Citibank, N.A. (b)	FNMA, 15 YR, 5.00%, TBA	97.16	09/11/06	12,600	(101)
Credit Suisse International (a)	U.S. Treasury Note, 3.38%, 2/15/08	97.95	10/03/06	207,400	239
Credit Suisse International (b)	U.S. Treasury Note, 3.88%, 9/15/10	96.84	10/04/06	98,800	(255)
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 5.50%, TBA	97.19	09/06/06	74,200	742
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 5.50%, TBA	97.94	09/06/06	59,000	147
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.00	09/06/06	77,200	422
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.06	09/06/06	80,000	387
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.44	09/06/06	59,000	64
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.47	09/06/06	40,100	31
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 7.00%, TBA	102.61	09/06/06	21,000	16
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 7.00%, TBA	102.44	10/05/06	54,000	93
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.34	11/06/06	48,000	32
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 5.00%, TBA	93.89	09/06/06	31,000	(611)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	99.94	09/06/06	246,000	(500)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	98.74	09/06/06	9,000	(126)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	99.50	09/06/06	109,600	(702)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	100.02	09/06/06	10,500	(13)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 5.50%, TBA	97.91	11/05/06	24,000	(45)
Lehman Brothers Special Financing (b)	FNMA, 30 YR, 5.00%, TBA	95.63	10/12/06	30,000	(64)
					$(299)

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

Spread Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	SPREAD LOCK	EXPIRATION DATE	NOTIONAL AMOUNT(USD)	VALUE (USD)
Citibank, N.A. (a)	3 Year Swap Spread Lock	Mid Market Swap Spread – 0.4725%	11/06/09	$54,000	$—

(a)	Fund receives the excess of the rate spread over the spread lock and pays the excess of the spread lock over the rate spread.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   65

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Asset Backed Securities — 21.0%
2,688	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 5.83%, 02/15/12 (e) (m)	2,694
	AmeriCredit Automobile Receivables Trust,
3,650	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	3,574
6,850	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	6,800
1,749	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,723
3,100	Capital One Multi-Asset Execution Trust, Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,053
1,000	CARSS Finance LP (Cayman Islands), Series 2004-A, Class B1, FRN, 5.61%, 01/15/11 (e) (m)	1,001
5,100	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	5,026
2,350	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	2,317
6,700	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	6,611
7,600	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, FRN, 5.51%, 03/25/36 (m)	7,612
5,600	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 5.50%, 02/25/36 (m)	5,609
5,350	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 5.50%, 07/25/36 (m)	5,358
	HSI Asset Securitization Corp. Trust,
6,850	Series 2006-OPT1, Class 2A3, FRN, 5.51%, 12/25/35 (m)	6,863
7,369	Series 2006-OPT2, Class 2A3, FRN, 5.51%, 01/25/36 (m)	7,383
7,100	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, FRN, 5.51%, 03/25/36 (m)	7,113
5,950	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 5.51%, 01/25/36 (m)	5,962
3,500	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 5.52%, 01/25/37 (m)	3,501
6,869	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	6,799
5,535	Onyx Acceptance Grantor Trust, Series 2003-D, Series A4, 3.20%, 03/15/10 (m)	5,462
5,000	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 5.52%, 02/25/36	5,008
6,450	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 5.51%, 03/25/36	6,452
4,950	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 5.50%, 12/25/35	4,958
544	Soundview NIM Trust, Series 2005-OPT4, Class N1, 5.68%, 12/25/35 (e)	542
7,215	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	7,082
4,300	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10	4,229
7,200	World Omni Auto Receivables Trust, Series 2003-B, Class A4, 2.87%, 11/15/10	7,086
	Total Asset Backed Securities (Cost $130,563)	129,818
	Collateralized Mortgage Obligations — 19.8%
	Agency CMO — 5.8%
	Federal Home Loan Mortgage Corp.,
49,844	Series 240, Class S22, FRN, IO, 1.82%, 07/25/36 (m)	4,011
9,084	Series 2564, Class LS, IF, IO, 2.32%, 01/15/17 (m)	539
15,102	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	583
4,987	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	564
4,380	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	258
22,981	Series 2791, Class SI, IF, IO, 1.82%, 12/15/31 (m)	1,206
24,831	Series 2813, Class SB, IF, IO, 1.72%, 02/15/34 (m)	1,404
37,182	Series 2850, Class SM, IF, IO, 1.82%, 12/15/30 (m)	1,605
7,910	Series 2894, Class S, IF, IO, 1.87%, 03/15/31 (m)	455
8,463	Series 2980, Class LI, IO, 5.50%, 04/15/25 (m)	775
	Federal National Mortgage Association,
7,090	Series 2003-3, Class HS, IF, IO, 2.33%, 09/25/16 (m)	356
8,276	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	331
12,746	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	1,133
6,330	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	6,474
8,213	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	8,401
7,089	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	7,251
	Government National Mortgage Association,
12	Series 2002-24, Class FA, FRN, 5.83%, 04/16/32 (m)	12

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,680	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	111
5,020	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	328
1,449	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	40
		35,837
	Non-Agency CMO — 14.0%
645	ABN Amro Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	640
3,575	Bank of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	3,551
	Countrywide Alternative Loan Trust,
8,582	Series 2005-75CB, Class A3, 5.50%, 01/25/36 (m)	8,540
4,923	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	4,903
7,333	Countrywide Home Loans, Inc., Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	7,256
4,150	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	4,130
9,447	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 06/25/36	9,344
2,792	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 08/25/36	2,782
5,761	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35	5,697
7,385	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.99%, 06/25/34	7,342
11,113	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, 07/25/34	11,064
	Wells Fargo Mortgage Backed Securities Trust,
4,141	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	4,113
16,988	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	16,869
		86,231
	Total Collateralized Mortgage Obligations (Cost $124,248)	122,068
	Commercial Mortgage Backed Securities — 13.7%
1,950	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,897
18,095	CalSTRS Trust, Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	17,808
3,990	CR, Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	4,044
	CS First Boston Mortgage Securities Corp.,
3,800	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	3,933
6,200	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	6,049
1,431	First Union Lehman Brothers Co., Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	1,434
	LB-UBS Commercial Mortgage Trust,
5,100	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	4,955
9,300	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	9,008
5,700	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	5,446
8,700	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	8,402
2,150	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A2, VAR, 5.40%, 11/12/37 (m)	2,150
	Morgan Stanley Capital I,
10,591	Series 1998-HF2, Class A2, 6.48%, 11/15/30 (m)	10,761
5,200	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	5,162
3,250	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	3,201
	Total Commercial Mortgage Backed Securities (Cost $87,562)	84,250
	Corporate Bonds — 29.5%
	Automobiles — 0.3%
2,150	DaimlerChrysler N.A. Holding Corp., 5.75%, 05/18/09 (m)	2,157
	Capital Markets — 1.9%
11,800	Links Finance LLC, FRN, 5.58%, 09/15/08 (e) (i) (m)	11,810
	Commercial Banks — 7.9%
4,500	Artesia Bank SC (Belgium), VAR, 7.25%, 09/29/49 (e) (m)	4,576
1,900	Deutsche Bank Capital Funding Trust I (Germany), VAR, 7.87%, 12/29/49 (e) (m)	2,010
1,500	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	1,527
1,700	Hana Bank (South Korea), 4.13%, 03/11/09	1,645
1,400	Landesbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	1,403
2,750	Nordea Bank Finland plc, VAR, 7.50%, 12/31/49 (e) (m)	2,772
5,100	Public Bank Berhad (Malaysia), VAR, 5.63%, 09/22/14	5,086
600	Royal Bank of Scotland Group plc ADR (United Kingdom), Series 1 9.12%, 03/31/49	667
2,700	Sberbank of Russia (Russia), 7.24%, 10/24/06 (m)	2,712

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   67

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
As of August 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
9,050	Skandinaviska Enskilda Banken AB (Sweden), VAR, 8.12%, 09/06/06 (e)	9,050
4,950	Svenska Handelsbanken (Sweden), VAR, 7.12%, 03/29/49 (e)	4,993
6,670	Swedbank (Sweden), VAR, 7.50%, 11/01/06 (e)	6,689
2,900	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 6.17%, 09/21/07 (e) (m)	2,904
1,000	Wachovia Capital Trust III, VAR, 5.80%, 03/15/42	995
1,950	Woori Bank, 4.88%, 07/02/13	1,916
		48,945
	Diversified Financial Services — 10.5%
5,400	BNP US Funding LLC, VAR, 7.74%, 12/29/49 (e) (m)	5,532
	Counts Trust,
6,050	Series 2002-10, FRN, 6.19%, 08/15/07 (e) (i) (m)	6,086
6,050	Series 2002-11, FRN, 6.23%, 08/15/07 (e) (i) (m)	6,082
3,600	International Lease Finance Corp., VAR, 6.98%, 10/15/16 (m)	3,605
7,500	K2 Corp., 5.43%, 02/15/09 (i) (m)	7,500
5,400	Mizuho JGB Investment LLC, VAR, 9.87%, 12/31/49 (e) (m)	5,792
10,100	Natexis Ambs Co. LLC, VAR, 8.44%, 12/29/49 (e) (m)	10,611
9,100	RACERS, Series 2005-16, Class C, FRN, 5.41%, 09/20/07 (e) (i) (m)	9,081
1,100	Twin Reefs Pass-Through Trust, FRN, 6.37%, 12/31/49 (e)	1,098
6,000	Two-Rock Pass Through Trust (Bermuda), FRN, 6.34%, 12/31/49 (e)	5,904
3,600	ZFS Finance USA Trust I, VAR, 6.15%, 12/15/65 (e)	3,548
		64,839
	Diversified Telecommunication Services — 0.7%
1,400	Telecom Italia Capital S.A. (Luxembourg), 6.20%, 07/18/11	1,425
3,150	Telefonica Emisones SAU (Spain), 5.98%, 06/20/11	3,197
		4,622
	Electric Utilities — 1.3%
2,300	Alabama Power Capital Trust V VAR, 5.50%, 10/01/42 (m)	2,289
1,100	Appalachian Power Co., 5.55%, 04/01/11 (m)	1,102
4,700	PSEG Funding Trust I, 5.38%, 11/16/07	4,688
		8,079
	Energy Equipment & Services — 0.2%
1,050	Noble Corp., 6.95%, 03/15/09 (m)	1,088
	Insurance — 3.1%
9,100	ASIF Global Financing, FRN, 5.62%, 03/14/08 (e) (m)	9,119
3,600	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	3,620
6,150	Oil Insurance Ltd. (Bermuda), VAR, 5.62%, 10/06/06 (e) (i) (m)	6,150
		18,889
	Media — 0.5%
3,000	Time Warner Entertainment Co., LP, 7.25%, 09/01/08	3,097
	Multi-Utilities — 0.6%
3,500	Dominion Resources, Inc., SUB, 5.69%, 05/15/08 (m)	3,512
	Oil, Gas & Consumable Fuels — 0.5%
3,300	Pemex Project Funding Master Trust, FRN, 6.63%, 06/15/10 (e)	3,376
	Real Estate Investment Trusts (REITs) — 0.7%
	iStar Financial, Inc. REIT,
1,300	5.38%, 04/15/10 (m)	1,289
2,900	Series B, 4.88%, 01/15/09 (m)	2,857
		4,146
	Real Estate Management & Development — 0.8%
4,600	Socgen Real Estate Co. LLC, VAR, 7.64%, 12/31/49 (e)	4,703
	Thrifts & Mortgage Finance — 0.5%
2,900	Abbey National plc (United Kingdom), VAR, 7.35%, 10/15/06 (m)	2,908
	Total Corporate Bonds (Cost $184,994)	182,171
	Foreign Government Securities — 2.8%
4,670	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	4,690
7,550	Republic of Chile (Chile), FRN, 5.90%, 01/28/08 (m)	7,577
1,800	Russian Federation (Russia), 10.00%, 06/26/07 (e)	1,861
3,300	United Mexican States (Mexico), FRN, 6.20%, 01/13/09	3,331
	Total Foreign Government Securities (Cost $17,596)	17,459

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — 12.6%
	Federal National Mortgage Association Pool,
4,330	TBA, 5.00%, 09/25/36–10/01/36 (e)	4,162
7,200	TBA, 6.00%, 09/25/36–11/01/36 (e)	7,214
9,650	TBA, 6.50%, 09/25/36–10/01/36 (e)	9,794
54,900	TBA, 7.00%, 09/25/36 (e)	56,375
13	Government National Mortgage Association Pool, 8.50%, 08/15/30 (m)	14
	Total Mortgage Pass-Through Securities (Cost $76,711)	77,559
	Total Long-Term Investments (Cost $621,674)	613,325
NOTIONAL VALUE($)
Options Purchased — 0.5%
	Call Options Purchased — 0.3%
	Receiver Swaption on Interest Rate:
11,000	Expiring 01/25/16. If exercised the Fund receives 5.20% and pays floating 3 month LIBOR expiring 01/27/36, European Style.	847
20,260	Expiring 05/19/08. If exercised the Fund receives 5.76% and pays floating 3 month LIBOR expiring 05/21/38, European Style.	686
9,323	Expiring 05/19/08. If exercised the Fund receives 5.76% and pays floating 3 month LIBOR expiring 05/21/38, European Style.	316
3,190	Expiring 09/06/06. If exercised the Fund receives 6.10% and pays floating 3 month LIBOR expiring 09/08/16, European Style.	—	(h)
	Total Call Options Purchased	1,849
NUMBER OF CONTRACTS
	Put Options Purchased — 0.2%
319	90 Day Euro expiring 09/18/06 @ $94.50, American Style	2
98	U.S. 10 Year Treasury Note Future expiring 09/22/06 @ $105.00, American Style	2
		4
NOTIONAL VALUE($)
11,060	FNMA, 30 Year Fixed, 5.50%, TBA Expiring 09/06/06 @ $96.09, European Style.	—	(h)
3,620	FNMA, 30 Year Fixed, 6.00%, TBA Expiring 09/06/06 @ $97.90, European Style.	—	(h)
	Payer Swaption on Interest Rate:
11,000	Expiring 01/25/16. If exercised the Fund pays 5.20% and receives floating 3 month LIBOR expiring 01/27/36, European Style,	571
	Receiver/Payer Straddle on Interest Rate:
7,420	Expiring 10/25/06. If exercised the Fund pays 5.64% and receives floating 3 month LIBOR expiring 10/27/16. European Style.	212
14,272	Expiring 08/04/08. If exercised the Fund pays 5.49% and receives floating 3 month LIBOR, expiring 08/06/13, European Style.	553
2,165	Expiring 09/15/06. If exercised the Fund pays 5.48% and receives floating 3 month LIBOR expiring 09/19/16, European Style.	33
2,680	Expiring 09/29/06. If exercised the Fund pays 5.29% and receives floating 3 month LIBOR expiring 10/03/16, European Style.	29
		1,398
	Total Put Options Purchased	1,402
	Total Options Purchased (Cost $4,179)	3,251
Short-Term Investments — 13.1%
	Commercial Paper — 9.1%
15,000	Intesa Funding Corp., 5.25%, 09/13/06 (m) (n)	14,971
12,300	Lexington Parker Capital Corp., 5.27%, 09/13/06 (m) (n)	12,277
12,300	Natexis Banques Populaires U.S. Finance Co., 5.24%, 09/13/06 (m) (n)	12,277
1,500	Rockies Express Pipeline Co., 5.61%, 10/31/06 (m) (n)	1,486
15,000	UBS Finance Delaware LLC, Zero Coupon, 09/13/06 (m)	14,974
	Total Commercial Paper (Cost $55,967)	55,985
	Investment Company — 3.8%
23,558	JPMorgan Prime Money Market Fund (b) (m) (Cost $23,558)	23,558
	U.S. Treasury Securities — 0.2%
1,175	U.S. Treasury Bills 4.95%, 10/05/06 (k) (m) (n) (Cost $1,170)	1,170
	Total Short-Term Investments (Cost $80,695)	80,713
	Total Investments — 113.0% (Cost $706,548)	697,289
	Liabilities in Excess of Other Assets — (13.0)%	(80,351)
	NET ASSETS — 100.0%	$616,938

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   69

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
As of August 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
480	2 Year U.S. Treasury Notes	December, 2006	$98,085	$167
202	5 Year U.S. Treasury Notes	December, 2006	21,232	68
163	10 Year U.S. Treasury Notes	December, 2006	17,502	70
19	Eurodollar	September, 2006	4,494	2
	Short Futures Outstanding
(570)	5 Year U.S. Treasury Notes	December, 2006	59,912	(191)
(5)	10 Year U.S. Treasury Notes	December, 2006	537	(2)
(20)	Eurodollar	September, 2006	4,730	4
(52)	Eurodollar	December, 2006	12,305	26
(120)	Eurodollar	March, 2007	28,436	51
(120)	Eurodollar	June, 2007	28,478	27
(120)	Eurodollar	September, 2007	28,514	(41)
(93)	Eurodollar	December, 2007	22,113	84
(100)	Eurodollar	March, 2008	23,781	(111)
(80)	Eurodollar	June, 2008	19,022	(129)
				$25

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

OPTIONS WRITTEN

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 10 Year Treasury Note Future, American Style	$106	11/21/2006	66	$(68)	$(110)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% quarterly	03/22/16	03/24/26	$17,370	$(783)	$(718)

Receiver/Payer Straddle on Interest Rate Swap:

COUNTERPARTY	EXERCISE RATE**	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Credit Suisse International	5.52% quarterly	08/17/09	08/19/19	$2,860	$(214)	$(223)
Credit Suisse International	5.49% quarterly	08/18/09	08/20/19	4,290	(322)	(334)
Credit Suisse International	5.61% quarterly	08/04/08	08/06/18	8,128	(529)	(534)
Deutsche Bank AG, New York	5.33% quarterly	02/02/07	02/06/09	31,863	(255)	(249)
					$(1,320)	$(1,340)

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
U.S. 10 Year Treasury Note Future, American Style	$106	11/21/06	66	$(50)	$(21)

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 5.50%, TBA, American Style	$94.95	09/06/06	22,120	$(90)	$—	(h)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.07	09/06/06	7,240	(21)	—	(h)
				$(111)	$—	(h)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE***	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL VALUE	PREMIUM (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	$66,858	$(1,315)	$(774)
Deutsche Bank AG, New York	5.58% quarterly	05/19/08	05/21/13	30,766	(624)	(356)
Merrill Lynch Capital Services	5.42% quarterly	03/24/16	03/24/26	17,370	(783)	(859)
					$(2,722)	$(1,989)

*	The Fund will pay a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund will pay or receive a floating rate based on 3-month USD LIBOR, if exercised.

***	The Fund will receive a floating rate based on 3-month USD LIBOR, if exercised.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   71

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
As of August 31, 2006 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR quarterly	06/08/11	$7,765	$(90)
Citibank, N.A.	3 month LIBOR quarterly	4.55% semi-annually	10/04/07	13,075	15
Citibank, N.A.	4.63% semi-annually	3 month LIBOR quarterly	10/04/10	5,650	54
Credit Suisse International	3 month LIBOR quarterly	5.42% semi-annually	05/10/08	12,025	194
Credit Suisse International	5.65% semi-annually	3 month LIBOR quarterly	05/10/16	5,935	(246)
Credit Suisse International	3 month LIBOR quarterly	5.77% semi-annually	05/10/36	1,590	107
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.39% semi-annually	06/07/08	11,920	33
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.41% semi-annually	08/02/08	11,100	36
Deutsche Bank AG, New York	5.33% semi-annually	3 month LIBOR quarterly	08/31/08	1,482	(4)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.23% semi-annually	02/20/09	3,705	10
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.19% semi-annually	02/22/09	2,594	5
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.08% semi-annually	03/05/09	6,817	—
Deutsche Bank AG, New York	5.43% semi-annually	3 month LIBOR quarterly	08/02/11	9,610	(98)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	31,910	(464)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR quarterly	05/21/13	6,990	(102)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR quarterly	06/07/16	5,850	(127)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.55% semi-annually	08/02/16	2,730	55
Deutsche Bank AG, New York	5.29% semi-annually	3 month LIBOR quarterly	09/05/16	1,662	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.37% semi-annually	09/05/18	1,820	—
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.69% semi-annually	06/07/36	1,550	65
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	8,955	402
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.76% semi-annually	05/21/38	1,241	96
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.50% semi-annually	07/24/08	11,110	52
Lehman Brothers Special Financing	5.52% semi-annually	3 month LIBOR quarterly	07/24/11	9,645	(137)
Lehman Brothers Special Financing	3 month LIBOR quarterly	5.62% semi-annually	07/24/16	2,745	68
Lehman Brothers Special Financing	5.41% semi-annually	3 month LIBOR quarterly	08/18/16	705	(6)
Lehman Brothers Special Financing	5.64% semi-annually	3 month LIBOR quarterly	08/30/16	4,319	(116)
Lehman Brothers Special Financing	5.31% semi-annually	3 month LIBOR quarterly	09/05/16	785	—
Merrill Lynch Capital Services	3 month LIBOR quarterly	5.42% semi-annually	03/24/26	4,690	(38)
Merrill Lynch Capital Services	5.20% semi-annually	3 month LIBOR quarterly	01/27/36	3,630	92
					$(144)

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bear Stearns Credit Products	Lehman Brothers, 6.63%, 01/18/12	Sell	8 BPS quarterly	06/20/07	$7,400	$3
Bear Stearns Credit Products	Sara Lee Corp. 6.13%, 11/01/32	Buy	45 BPS quarterly	06/20/11	3,000	(4)
Bank of America	St. Paul Travelers, 8.13%, 04/15/10	Buy	34 BPS quarterly	06/20/11	3,000	(9)
Bank of America	Allstate, 6.75%, 05/15/18	Buy	27 BPS quarterly	06/20/11	3,000	(12)
Citibank, N.A.	General Electric Capital Corp., 3.50%, 05/01/08	Sell	14 BPS quarterly	12/20/07	23,000	27
Deutsche Bank AG, New York	Bear Stearns & Co. 7.63%, 12/07/09	Sell	8.0 BPS quarterly	06/20/07	4,900	1
Deutsche Bank AG, New York	Goldman Sachs Group, 6.60%, 01/15/12	Sell	7.5 BPS quarterly	06/20/07	4,900	1
Deutsche Bank AG, New York	Merrill Lynch & Co. 6.00%, 02/17/09	Sell	7.5 BPS quarterly	06/20/07	4,900	1
Deutsche Bank AG, New York	Morgan Stanley, 6.60%, 04/01/12	Sell	8.0 BPS quarterly	06/20/07	4,900	1
Deutsche Bank AG, New York	SunTrust Capital, 2.48%, 03/15/28	Sell	48 BPS quarterly	06/30/07	12,400	26
Deutsche Bank AG, New York	Merrill Lynch & Co. 6.00%, 02/17/09	Sell	9.5 BPS quarterly	12/20/07	6,000	2
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	29 BPS semi-annually	05/20/08	39,240	(106)
Deutsche Bank AG, New York	Berkshire Hathaway Inc, 9.75%, 01/15/18	Sell	20 BPS quarterly	03/20/10	8,800	45
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	4,000	(100)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	4,000	89
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	15,000	(317)
Deutsche Bank AG, New York	Russian Federation, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	15,000	310
Deutsche Bank AG, New York	United Mexican States, 7.50%, 04/08/33	Sell	66.75 BPS semi-annually	05/20/11	17,440	185
Goldman Sachs Capital Management	Corning Inc., 6.30%, 03/01/09	Sell	43 BPS quarterly	06/20/11	3,000	6
Morgan Stanley Capital Services	United Mexican States, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	10,000	(301)
Morgan Stanley Capital Services	Russian Federation, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	10,000	366
Union Bank of Switzerland AG, Warburg	V.F. Corp., 8.5%, 10/01/10	Buy	30 BPS quarterly	09/20/11	3,000	89
Union Bank of Switzerland AG, London	United Mexican States, 7.50%, 04/08/33	Buy	113 BPS semi-annually	04/20/10	15,990	(475)
Union Bank of Switzerland AG, London	Russian Federation, 5.00%, 03/31/30	Sell	125 BPS semi-annually	04/20/10	15,990	507
						$335

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   73

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
As of August 31, 2006 (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (b)	FNMA, 15 YR, 5.00%, TBA	$97.16	09/11/06	$7,200	$(58)
Citibank, N.A. (a)	FNMA, 15 YR, 5.50%, TBA	99.16	09/11/06	8,000	79
Citibank, N.A. (b)	FNMA, 30 YR, 5.00%, TBA	94.91	09/06/06	34,330	(330)
Citibank, N.A. (a)	FNMA, 30 YR, 5.00%, TBA	95.44	10/05/06	30,000	120
Citibank, N.A. (a)	FNMA, 30 YR, 5.50%, TBA	97.94	10/05/06	30,000	62
Citibank, N.A. (b)	FNMA, 30 YR, 6.00%, TBA	99.22	09/06/06	22,400	(207)
Citibank, N.A. (b)	FNMA, 30 YR, 6.00%, TBA	99.34	09/06/06	90,000	(717)
Citibank, N.A. (a)	FNMA, 30 YR, 6.50%, TBA	101.01	09/06/06	28,000	151
Citibank, N.A. (a)	FNMA, 30 YR, 6.50%, TBA	101.19	09/06/06	30,000	108
Citibank, N.A. (a)	U.S. Treasury Note, 3.38%, 9/15/09	95.80	09/19/06	66,100	379
Citibank, N.A. (b)	U.S. Treasury Note, 4.13%, 8/15/10	97.24	09/19/06	52,950	(407)
Credit Suisse International (a)	U.S. Treasury Note, 3.38%, 2/15/08	97.95	10/03/06	244,300	281
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 5.00%, TBA	93.66	09/06/06	15,000	(332)
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 5.50%, TBA	97.19	09/06/06	42,300	423
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 5.50%, TBA	97.91	11/06/06	15,000	(29)
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 5.50%, TBA	97.94	09/06/06	37,000	93
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	98.74	09/06/06	9,900	(139)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	99.50	09/06/06	72,800	(466)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	99.94	09/06/06	68,000	(138)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	99.94	09/06/06	74,000	(150)
Deutsche Bank AG, New York (b)	FNMA, 30 YR, 6.00%, TBA	100.02	09/06/06	3,500	(4)
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.00	09/06/06	52,700	288
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.06	09/06/06	52,000	252
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.34	11/06/06	30,000	20
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.44	09/06/06	37,000	40
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 6.50%, TBA	101.47	09/06/06	22,350	18
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 7.00%, TBA	102.44	10/05/06	39,000	67
Deutsche Bank AG, New York (a)	FNMA, 30 YR, 7.00%, TBA	102.61	09/06/06	7,000	5
Lehman Brothers Special Financing (b)	FNMA, 30 YR, 5.00%, TBA	95.63	10/12/06	20,000	(43)
					$(634)

(a)	Fund pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Asset Backed Securities — 5.1%
	AmeriCredit Automobile Receivables Trust
7	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	7
11	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	11
8	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	8
15	Capital Auto Receivables Asset Trust, Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	15
10	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	10
250	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, FRN, 5.48%, 08/25/36 (m)	250
15	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	15
200	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF12, Class M2, FRN, 5.62%, 09/25/36 (m)	200
75	Ford Credit Auto Owner Trust, Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	74
250	GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2B, FRN, 5.47%, 08/25/36 (m)	250
130	Harley-Davidson Motorcycle Trust, Series 2006-3, Class A2, 5.42%, 02/15/10	130
10	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09	10
225	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A3, FRN, 5.58%, 08/25/36	225
	Onyx Acceptance Grantor Trust,
9	Series 2003-C, Class A4, 2.66%, 05/17/10	8
8	Series 2003-D, Series A4, 3.20%, 03/15/10	7
2	Option One Mortgage Loan Trust, Series 2003-5, Class A2, FRN, 5.64%, 08/25/33	2
20	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15	21
	Residential Asset Securities Corp.,
2	Series 2002-KS4, Class AIIB, FRN, 5.57%, 07/25/32	2
3	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33	3
18	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	18
6	Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, FRN, 5.76%, 12/25/32	6
11	WFS Financial Owner Trust, Series 2003-4, Class A4, 3.15%, 05/20/11	11
	Total Asset Backed Securities (Cost $1,287)	1,283
	Collateralized Mortgage Obligations — 2.1%
	Non-Agency CMO — 2.1%
1,507	CS First Boston Mortgage Securities Corp., Series 1997-2, Class X, IO, VAR, 0.89%, 06/25/20 (e) (m)	15
1	DLJ Mortgage Acceptance Corp., Series 1997-D, Class CTFS, VAR, HB, 88.94%, 07/28/27 (e) (i) (m)	1
250	Harborview Mortgage Loan Trust, FRN, 0.00%, 10/25/36	250
248	Lehman XS Trust, Series 2006-12N, Class A1, FRN, 5.40%, 08/25/46	248
19	MASTR Alternative Loans Trust, Series 2004-13, Class 10A1, 8.00%, 01/25/35	19
	Total Collateralized Mortgage Obligations (Cost $679)	533
	Commercial Mortgage Backed Securities — 1.6%
25	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m)	24
150	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/18/35 (m)	156
45	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 07/05/35	42
	LB-UBS Commercial Mortgage Trust,
60	Series 2001-C2, Class A2, 6.65%, 11/15/27	63
100	Series 2006-LLFA, Class A2, 5.45%, 09/15/21	100
20	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35	19
	Total Commercial Mortgage Backed Securities (Cost $399)	404
	Corporate Bonds — 33.0%
	Aerospace & Defense — 0.2%
40	L-3 Communications Corp., 5.88%, 01/15/15	38
	Air Freight & Logistics — 0.5%
125	FedEx Corp., FRN, 5.58%, 08/08/08 (m)	125
	Auto Components — 0.3%
35	Tenneco, Inc., 8.63%, 11/15/14	35
30	TRW Automotive, Inc., 11.00%, 02/15/13	32
15	United Components, Inc., 9.38%, 06/15/13	15
		82
	Building Products — 0.1%
15	Goodman Global Holding Co., Inc., 7.88%, 12/15/12	14

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   75

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — 4.6%
45	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	43
	Bear Stearns Cos., Inc. (The),
200	5.30%, 10/30/15 (m)	196
125	FRN, 5.49%, 08/21/09 (m)	125
200	Citigroup, Inc., 5.00%, 09/15/14 (m)	193
100	Goldman Sachs Group, Inc., 6.45%, 05/01/36	101
85	Lehman Brothers Holdings, Inc., 5.50%, 04/04/16	84
250	Merrill Lynch & Co., Inc., FRN, 5.49%, 08/14/09	250
170	Morgan Stanley, 4.75%, 04/01/14	161
		1,153
	Chemicals — 0.7%
25	Huntsman LLC, 11.50%, 07/15/12	28
20	Ineos Group Holdings (United Kingdom) plc, 8.50%, 02/15/16 (e)	19
40	Lyondell Chemical Co., 10.50%, 06/01/13	44
15	Nalco Co., 7.75%, 11/15/11	15
30	PolyOne Corp., 8.88%, 05/01/12	30
	Terra Capital, Inc.,
5	11.50%, 06/01/10	6
25	12.88%, 10/15/08	28
		170
	Commercial Banks — 0.2%
10	Cadets Trust, 4.80%, 07/15/13 (e) (m)	10
20	Suntrust Bank, 2.50%, 11/01/06 (m)	20
10	VTB Capital SA for Vneshtorgbank (Luxembourg), FRN, 8.39%, 07/30/07 (m)	10
		40
	Commercial Services & Supplies — 0.6%
40	ACCO Brands Corp., 7.63%, 08/15/15 (m)	38
	Allied Waste North America,
15	7.25%, 03/15/15 (m)	15
25	Series B, 7.38%, 04/15/14 (m)	24
	Corrections Corp. of America,
30	6.25%, 03/15/13 (m)	29
5	6.75%, 01/31/14 (m)	5
35	Iron Mountain, Inc., 7.75%, 01/15/15	35
15	Quebecor World Capital Corp (Canada), 8.75%, 03/15/16 (e)	14
		160
	Consumer Finance — 2.2%
25	American General Finance Corp., Series H, 3.00%, 11/15/06 (m)	25
	Ford Motor Credit Co.,
20	7.00%, 10/01/13 (m)	19
65	FRN, 7.08%, 01/15/10 (m)	61
75	General Motors Acceptance Corp., 6.88%, 08/28/12 (m)	73
200	HSBC Finance Corp., 5.50%, 01/19/16	199
	SLM Corp.,
140	5.38%, 05/15/14	138
35	5.63%, 04/10/07 (m)	35
		550
	Containers & Packaging — 0.5%
20	AEP Industries, Inc., 7.88%, 03/15/13 (m)	20
	Ball Corp.,
15	6.63%, 03/15/18 (m)	14
5	6.88%, 12/15/12 (m)	5
20	Crown Americas LLC and Crown Americas Capital Corp., 7.75%, 11/15/15 (m)	20
25	Jefferson Smurfit Corp. US, 7.50%, 06/01/13	23
35	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13	36
5	Packaging Dynamics Finance Corp., 10.00%, 05/01/16 (e)	5
		123
	Diversified Consumer Services — 0.2%
	Service Corp. International,
20	6.75%, 04/01/16	19
10	7.70%, 04/15/09	10
20	8.00%, 06/15/17 (e)	19
		48
	Diversified Financial Services — 11.3%
15	Basell AF SCA (Luxembourg), 8.38%, 08/15/15 (e)	15
125	Caterpillar Financial Services Corp., FRN, 5.45%, 08/11/09 (m)	125
300	CIT Group, Inc., 5.60%, 04/27/11 (m)	302
2,153	Core Investment Grade Bond Trust I, 4.66%, 11/30/07 (m)	2,135
5	National Rural Utilities Cooperative Finance Corp., 6.50%, 03/01/07 (m)	5
200	TRAINS, Series HY-1-2006, 7.55%, 05/01/16 (e)	198
45	Visant Corp., 7.63%, 10/01/12	44
		2,824
	Diversified Telecommunication Services — 1.4%
10	Citizens Communications Co., 6.25%, 01/15/13 (m)	10

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
29	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	30
30	Qwest Communications International, Inc., FRN, 8.90%, 02/15/09	30
	Qwest Corp.,
5	7.50%, 10/01/14 (e)	5
10	8.88%, 03/15/12	11
45	Sprint Capital Corp., 6.90%, 05/01/19	47
180	Verizon Global Funding Corp., 7.38%, 09/01/12	196
20	Wind Acquisition Finance S.A. (Luxembourg), 10.75%, 12/01/15 (e)	22
		351
	Electric Utilities — 0.3%
15	AES Corp., 8.88%, 02/15/11 (m)	16
10	Alabama Power Co., Series Y, 2.80%, 12/01/06 (e) (m)	10
15	FPL Group Capital, Inc., 7.63%, 09/15/06 (m)	15
10	Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	10
15	Midwest Generation LLC, 8.75%, 05/01/34	16
	Sierra Pacific Resources,
5	6.75%, 08/15/17	5
15	8.63%, 03/15/14	16
		88
	Electronic Equipment & Instruments — 0.0% (g)
10	Celestica, Inc. (Canada), 7.88%, 07/01/11 (m)	10
	Energy Equipment & Services — 0.1%
25	Hanover Compressor Co., 9.00%, 06/01/14	26
	Health Care Equipment & Supplies — 0.1%
35	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	36
	Health Care Providers & Services — 0.8%
25	Extendicare Health Services, Inc., 6.88%, 05/01/14 (m)	26
	HCA, Inc.,
5	5.50%, 12/01/09	5
5	6.50%, 02/15/16	4
60	6.75%, 07/15/13	50
25	Select Medical Corp. 7.63%, 02/01/15	22
35	Stewart Enterprises, Inc., 6.25%, 2/15/13	31
30	Tenet Healthcare Corp., 9.25%, 02/01/15	28
25	Triad Hospitals, Inc., 7.00%, 11/15/13	24
		190
	Hotels, Restaurants & Leisure — 0.6%
50	ITT Corp., 7.38%, 11/15/15	53
	MGM Mirage,
15	6.75%, 09/01/12	15
60	6.75%, 04/01/13 (e)	58
20	Vail Resorts, Inc., 6.75%, 02/15/14	19
		145
	Household Durables — 0.6%
25	ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13 (m)	25
20	Ames True Temper, FRN, 9.51%, 01/15/12 (m)	20
	Beazer Homes USA, Inc.,
10	6.50%, 11/15/13 (m)	9
35	6.88%, 07/15/15 (m)	31
35	DR Horton, Inc., 5.63%, 09/15/14 (m)	33
35	Sealy Mattress Co., 8.25%, 06/15/14	35
		153
	Household Products — 0.3%
45	Gregg Appliances, Inc., 9.00%, 02/01/13	41
60	Spectrum Brands, Inc., 7.38%, 02/01/15	46
		87
	Industrial Conglomerates — 0.1%
30	Jacuzzi Brands, Inc., 9.63%, 07/01/10	32
	Insurance — 0.9%
210	ING Capital Funding Trust III, VAR, 8.44%, 12/31/49 (m)	232
	Internet & Catalog Retail — 0.1%
20	Brookstone Co., Inc., 12.00%, 10/15/12 (m)	18
	IT Services — 0.1%
20	SunGard Data Systems, Inc., 9.13%, 08/15/13	21
10	Unisys Corp., 8.00%, 10/15/12	9
		30
	Leisure Equipment & Products — 0.0% (g)
10	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	10
	Machinery — 0.2%
50	Terex Corp., 7.38%, 01/15/14	50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   77

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 1.8%
20	Cablevision Systems Corp., Series B, 8.00%, 04/15/12 (m)	20
15	CanWest Media, Inc. (Canada), 8.00%, 09/15/12	15
65	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	65
115	Comcast Corp., 4.95%, 06/15/16 (m)	106
50	DirecTV Holdings LLC 6.38%, 06/15/15 (m)	47
	Echostar DBS Corp.
5	6.38%, 10/01/11 (m)	5
45	7.13%, 02/01/16 (e) (m)	44
15	Houghton Mifflin Co., 9.88%, 02/01/13	16
25	Lodgenet Entertainment Corp., 9.50%, 06/15/13	27
30	RH Donnelley Finance Corp. I, 10.88%, 12/15/12 (e)	33
10	TCI Communications, Inc., 7.88%, 02/15/26	11
30	Videotron Ltee (Canada), 6.88%, 01/15/14	29
15	Warner Music Group, 7.38%, 04/15/14	14
35	WMG Holdings Corp. SUB, 0.00%, 12/15/14	25
		457
	Metals & Mining — 0.1%
25	Novelis, Inc. (Canada), 8.25%, 02/15/15 (e)	24
	Multi-Utilities — 0.3%
	Dominion Resources, Inc.,
50	6.30%, 03/15/33 (m)	50
15	Series A, 8.13%, 06/15/10 (m)	16
		66
	Office Electronics — 0.1%
	Xerox Corp.,
15	6.40%, 03/15/16	15
5	6.75%, 02/01/17	5
		20
	Oil, Gas & Consumable Fuels — 1.5%
15	BP Capital Markets plc (United Kingdom), 2.75%, 12/29/06 (m)	15
	Chesapeake Energy Corp.,
10	6.50%, 08/15/17 (m)	9
40	7.00%, 08/15/14 (m)	40
25	Denbury Resources, Inc., 7.50%, 04/01/13 (m)	25
34	Gaz Capital S.A. (Luxembourg), 8.63%, 04/28/34	42
65	Gazprom International S.A. (Luxembourg), 7.20%, 02/01/20	68
15	Newfield Exploration Co., 6.63%, 04/15/16	15
120	OAO Gazprom (Germany), 9.63%, 03/01/13 (e)	142
20	Pogo Producing Co., 6.63%, 03/15/15	19
10	Williams Cos., Inc., 8.12%, 03/15/12	10
		385
	Paper & Forest Products — 0.4%
25	Ainsworth Lumber Co., Ltd. (Canada), 7.25%, 10/01/12 (m)	18
75	Georgia-Pacific Corp., 9.50%, 12/01/11 (m)	81
		99
	Personal Products — 0.1%
10	Del Laboratories, Inc., FRN, 10.49%, 11/01/11 (m)	10
311	Drypers Corp., Series B, 10.25%, 06/15/07 (d) (f) (m)	3
		13
	Real Estate Investment Trusts (REITs) — 0.2%
30	Host Marriott LP REIT, Series Q, 6.75%, 06/01/16	29
15	Rouse Co LP/TRC Co-Issuer, Inc., 6.75%, 05/01/13 (e)	15
		44
	Road & Rail — 0.2%
20	Hertz Corp., 8.88%, 01/01/14 (e)	21
25	United Rentals North America, Inc., 6.50%, 02/15/12	23
		44
	Software — 0.2%
35	UGS Corp., 10.00%, 06/01/12	38
	Thrifts & Mortgage Finance — 0.3%
80	Washington Mutual, Inc., FRN, 5.54%, 08/24/09	80
	Wireless Telecommunication Services — 0.8%
25	AirGate PCS, Inc., FRN, 9.26%, 10/16/06 (m)	26
15	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (e)	16
20	Intelsat Subsidiary Holding Co., Ltd. (Bermuda), FRN, 10.48%, 01/15/12	20
	New Cingular Wireless Services, Inc.,
10	7.88%, 03/01/11 (m)	11
75	8.13%, 05/01/12 (m)	84
10	8.75%, 03/01/31 (m)	12
30	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14	29
		198
	Total Corporate Bonds (Cost $8,504)	8,253

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Foreign Government Securities — 12.9%
	Argentina — 1.4%
	Government of Argentina,
200	8.28%, 12/31/33	197
210	FRN, 5.59%, 08/03/12	147
		344
	Barbados — 0.1%
15	Barbados Government International Bond, Regulation S, 7.25%, 12/15/21	16
	Brazil — 0.7%
110	Federal Republic of Brazil, 12.25%, 03/06/30	176
	Canada — 0.2%
50	Province of Quebec, 7.50%, 09/15/29	63
	Colombia — 0.6%
	Government of Colombia,
65	8.25%, 12/22/14	71
20	10.38%, 01/28/33	27
40	10.75%, 01/15/13	49
		147
	Dominican Republic — 1.1%
	Government of Dominican Republic,
210	9.04%, 01/23/18 (e)	230
42	9.50%, 09/27/11	45
		275
	El Salvador — 0.5%
	El Salvador Government International Bond,
35	7.63%, 09/21/34 (e)	38
80	8.25%, 04/10/32 (e) (m)	89
		127
	Indonesia — 0.5%
119	Government of Indonesia, 7.25%, 04/20/15	124
	Malaysia — 0.5%
	Government of Malaysia,
50	7.50%, 07/15/11	54
70	8.75%, 06/01/09	76
		130
	Mexico — 1.0%
	United Mexican States,
40	7.50%, 01/14/12	44
25	8.00%, 09/24/22	30
35	8.30%, 08/15/31	44
125	FRN, 6.20%, 01/13/09	126
		244
	Panama — 0.6%
	Government of Panama,
60	7.13%, 01/29/26	61
15	7.25%, 03/15/15	16
45	8.88%, 09/30/27	55
10	9.38%, 07/23/12	12
		144
	Peru — 0.8%
	Government of Peru,
197	5.00%, 03/07/17	194
	Philippines — 0.2%
40	Government of Philippines, 10.63%, 03/16/25	53
	Russia — 0.8%
	Russian Federation,
75	12.75%, 06/24/28	134
69	SUB, 5.00%, 03/31/30	76
		210
	South Africa — 0.3%
65	Government of South Africa, 8.50%, 06/23/17	78
	Trinidad & Tobago — 0.3%
50	Trinidad & Tobago Government International Bond, 9.75%, 07/01/20	66
	Turkey — 0.2%
	Government of Turkey,
35	7.38%, 02/05/25	35
16	8.00%, 02/14/34	17
		52
	Ukraine — 1.0%
250	Government of Ukraine, 6.88%, 03/04/11 (e)	254
	Uruguay — 0.4%
100	Government of Uruguay, 8.00%, 11/18/22	105
	Venezuela — 1.7%
	Government of Venezuela,
20	7.00%, 12/01/18	20
15	9.25%, 09/15/27	19
50	9.38%, 01/13/34	63
223	10.75%, 09/19/13	273
40	13.63%, 08/15/18	60
		435
	Total Foreign Government Securities (Cost $3,039)	3,237

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   79

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Private Placements — 7.3%
1,209	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18 (f) (i)	1,283
478	3512 Oxford Ave., Secured by First Mortgage and Agreement on Co-op Apartment in Riverdale, New York, 8.45%, 06/01/17 (f) (i)	532
	Total Private Placements (Cost $1,687)	1,815
	Mortgage Pass-Through Securities — 32.9%
	Federal Home Loan Mortgage Corp. Gold Pool
52	6.00%, 05/01/17–01/01/35 (m)	52
400	TBA, 6.00%, 09/15/36	400
175	TBA, 6.50%, 09/15/36	178
	Federal National Mortgage Association Various Pool
776	5.50%, 06/01/34–12/01/34 (m)	763
681	6.00%, 03/01/33–01/01/35 (m)	683
321	6.50%, 01/01/35–02/01/35 (m)	326
308	7.00%, 02/01/35–07/01/36 (m)	315
950	TBA, 4.50%, 09/25/20	914
900	TBA, 5.00%, 09/25/36	863
1,835	TBA, 6.50%, 09/25/36	1,863
1,000	TBA, 7.00%, 09/25/36	1,027
	Government National Mortgage Association Various Pools
50	TBA, 5.50%, 09/15/36	50
200	TBA, 6.00%, 09/15/36	202
600	TBA, 6.50%, 09/15/36	614
	Total Mortgage Pass-Through Securities (Cost $8,282)	8,250
	U.S. Treasury Obligations — 2.7%
60	U.S. Treasury Bonds, 5.38%, 02/15/31 (k) (m)	64
	U.S. Treasury Notes
30	2.50%, 09/30/06 (m)	30
25	2.63%, 11/15/06 (m)	25
15	3.63%, 04/30/07 (m)	15
15	4.13%, 08/15/10 (m)	15
10	4.25%, 08/15/15 (m)	10
350	5.13%, 06/30/11 (k) (m)	356
125	5.50%, 08/15/28 (m)	134
20	6.63%, 05/15/07 (m)	20
	Total U.S. Treasury Obligations (Cost $653)	669

SHARES	SECURITY DESCRIPTION	VALUE($)
	Warrants — 0.0% (g)
—(h)	Startec Global Communications Corp., expiring 05/15/08 (a) (f) (Cost $—(h))	—	(h)
	Total Long-Term Investments (Cost $24,530)	24,444
NOTIONAL VALUE
	Options Purchased — 0.0% (g)
	Option Straddle Purchased — 0.0% (g)
	Receiver/Payer Straddle on Interest Rate:
910	Expiring 09/29/06. If exercised the Fund pays 5.29% and receives floating 3 month LIBOR expiring 10/03/16, European Style. (Cost $10)	10
PRINCIPAL AMOUNT($)
Short-Term Investments — 20.5%
	Commercial Paper — 19.9%
250	Abbey National plc (United Kingdom), 5.03%, 09/08/06 (m) (n)	250
250	CBA Delaware Finance, Inc., 4.98%, 09/05/06 (m) (n)	250
500	Charta Corp., 5.14%, 09/20/06 (m) (n)	499
250	Corporate Asset Funding Co., Inc., 5.14%, 09/27/06 (m) (n)	249
500	Crown Point Capital Co. LLC, 5.22%, 10/16/06 (m) (n)	497
500	Danske Corp., 5.21%, 10/17/06 (m) (n)	497
500	Galleon Capital LLC, 5.28%, 09/21/06 (m) (n)	498
250	Nordea North America, Inc., 5.10%, 09/12/06 (m) (n)	249
500	Ranger Funding, 5.12%, 09/13/06 (m) (n)	499
500	Societe Generale, 4.99%, 09/06/06 (m) (n)	500
1,000	UBS Finance Delaware LLC, 5.26%, 09/25/06 (m) (n)	996
	Total Commercial Paper (Cost $4,984)	4,984
SHARES
	Investment Company — 0.6%
156	JPMorgan Prime Money Market Fund (b) (m) (Cost $156)	156
	Total Short-Term Investments (Cost $5,140)	5,140
	Total Investments — 118.1% (Cost $29,680)	29,594
	Liabilities in Excess of Other Assets — (18.1)%	(4,546)
	NET ASSETS — 100.0%	$25,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1	U.K. Treasury Gilt	December, 2006	$210	$1
7	U.S. Treasury Bonds	December, 2006	777	4
1	10 Year U.S. Treasury Notes	December, 2006	107	— (h)
13	2 Year U.S. Treasury Notes	December, 2006	2,656	5
2	5 Year U.S. Treasury Notes	December, 2006	210	— (h)
	Short Futures Outstanding
(3)	Euro-Bobl	September, 2006	(425)	(1)
(1)	Euro-Bund	September, 2006	(152)	(1)
(19)	5 Year U.S. Treasury Notes	December, 2006	(1,997)	(4)
				$4

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 08/31/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
160,330 CAD	9/27/2006	$143		$145		$2
1,088,436 EUR	9/27/2006	1,405		1,396		(9)
1,871 EUR for
2,703 CAD	9/27/2006	2	#	2	#	—	(h)
52,368 GBP	9/27/2006	100		100		—	(h)
		$1,650		$1,643		$(7)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 08/31/06 of the currency being sold, and the value at 08/31/06 is the U.S. Dollar market value of the currency being purchased.

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 08/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
157,627 CAD	9/27/2006	$138	$142	$(4)
1,090,010 EUR	9/27/2006	1,384	1,399	(15)
52,369 GBP	9/27/2006	97	100	(3)
		$1,619	$1,641	$(22)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York	5.24% semi-annually	3 month LIBOR quarterly	08/30/11	$6,450	$(16)
Deutsche Bank AG, New York	5.34% semi-annually	3 month LIBOR quarterly	08/30/16	3,650	(14)
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.29% semi-annually	08/30/08	7,500	11
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.29% semi-annually	08/30/08	7,500	11
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.32% semi-annually	08/30/16	1,825	5
Deutsche Bank AG, New York	3 month LIBOR quarterly	5.45% semi-annually	08/30/36	955	6
					$3

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   81

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (continued)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	— Defaulted Security.

(e)	— All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

Fund	Market Value	Percentages
Bond Fund	$14,960	0.9%
Short Term Bond Fund	43,002	4.2
Strategic Income Fund	1,818	7.3

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	— The rate shown is the effective yield at the date of purchase.

(r)	— Rates shown are per annum and payments are as described.

ADR	— American Depositary Receipt

ARS	— Argentine Peso

AUD	— Australian Dollar.

BPS	— Basis Points

BRL	— Brazilian Real

CAD	— Canadian Dollar

CDOR	— Canadian Dollar Offered Rate

CHF	— Swiss Franc

CMBS	— Commercial Mortgage Backed Securities

CMO	— Collateralized Mortgage Obligation

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Note. The rate shown is the rate in effect as of August 31, 2006.

GBP	— British Pound

HB	— High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

IF	— Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO	— Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen.

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

PLN	— Polish Zloty

RACERS	— Restructured Asset Securities with Enhanced Returns.

REIT	— Real Estate Investment Trust

RUB	— Russian Ruble

SEK	— Swedish Krona.

SGD	— Singapore Dollar.

STIBOR	— Stockholm Interbank Offered Rate

SUB	— Step-Up Bond. The rate shown is the rate in effect as of August 31, 2006.

TBA	— To Be Announced

THB	— Thai Baht

TRAINS	— Targeted Return Index

TRY	— New Turkish Lira

UKRPI	— United Kingdom Retail Price Index

USD	— United States Dollar.

VAR	— Variable. The interest rate shown is the rate in effect at August 31, 2006.

WIBOR	— Warsaw Interbank Offered Rate

ZAR	— South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   83

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund	Real Return Fund (a)
ASSETS:
Investments in non-affiliates, at value	$2,062,339	$112,234		$128,722	$65,276
Investments in affiliates, at value	138,063	3,027		14,740	2,842
Total investment securities, at value	2,200,402	115,261		143,462	68,118
Cash	—	11		—	17
Foreign currency, at value	257	69		—	112
Receivables:
Investment securities sold	1,803,692	10,917		768	11,440
Fund shares sold	1,280	805		—	24
Interest and dividends	13,108	1,683		613	238
Variation margin on futures contracts	1,139	—		39	34
Unrealized appreciation on forward foreign currency exchange contracts	10	—		—	19
Outstanding swap contracts, at value	28,957	539		2	678
Total Assets	4,048,845	129,285		144,884	80,680

LIABILITIES:
Payables:
Due to custodian	4,376	—		—	—
Dividends	6,095	109		61	1
Investment securities purchased	2,175,388	8,603		13,409	15,704
Securities sold short, at value	64,896	—		—	2,780
Fund shares redeemed	2,095	50		—	—
Variation margin on futures contracts	827	34		23	28
Unrealized depreciation on forward foreign currency exchange contracts	—	—		—	33
Outstanding options written, at fair value	21,359	—		—	775
Outstanding swap contracts, at value	32,643	408		54	804
Accrued liabilities:
Investment advisory fees	404	42		5	10
Administration fees	136	5		3	1
Shareholder servicing fees	300	23		—	8
Distribution fees	6	—	(b)	—	—	(b)
Custodian and accounting fees	27	13		6	5
Trustees’ and Officers’ fees	6	—	(b)	1	—	(b)
Other	207	81		84	97
Total Liabilities	2,308,765	9,368		13,646	20,246
Net Assets	$1,740,080	$119,917		$131,238	$60,434

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund (a)
NET ASSETS:
Paid in capital	$1,770,021	$116,730	$138,722	$62,811
Accumulated undistributed (distributions in excess of) net investment income	961	96	(1)	23
Accumulated net realized gains (losses)	(29,571)	(480)	(7,515)	(1,476)
Net unrealized appreciation (depreciation)	(1,331)	3,571	32	(924)
Total Net Assets	$1,740,080	$119,917	$131,238	$60,434

Net Assets:
Class A	$13,632	$41	$—	$584
Class B	2,814	—	—	—
Class C	2,574	27	—	24
R Class	—	2,426	—	—
Select Class	1,310,157	117,423	—	58,882
Institutional Class	265,279	—	131,238	944
Ultra	145,624	—	—	—
Total	$1,740,080	$119,917	$131,238	$60,434

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,468	5	—	61
Class B	305	—	—	—
Class C	277	3	—	3
R Class	—	289	—	—
Select Class	142,445	13,991	—	6,181
Institutional Class	28,852	—	13,448	99
Ultra	15,835	—	—	—

Net Asset Value:
Class A — Redemption price per share	$9.29	$8.39	$—	$9.51
Class B — Offering price per share (c)	9.23	—	—	—
Class C — Offering price per share (c)	9.27	8.39	—	9.50
R Class — Offering and redemption price per share	—	8.39	—	—
Select Class — Offering and redemption price per share	9.20	8.39	—	9.53
Institutional Class — Offering and redemption price per share	9.19	—	9.76	9.53
Ultra — Offering and redemption price per share	9.20	—	—	—
Class A Maximum sales charge	3.75%	3.75%	—	3.75%
Class A Maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$9.65	$8.72	$—	$9.87

Cost of investments	$2,207,171	$111,745	$143,407	$69,115
Cost of foreign currency	257	69	—	110
Proceeds received from short positions	68,100	—	—	2,751
Premiums received from options written	27,202	—	—	1,008
Premiums paid on swaps	254	—	—	1
Premiums received from swaps	1,001	—	—	7

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   85

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
ASSETS:
Investments in non-affiliates, at value	$1,096,028	$673,731	$29,438
Investments in affiliates, at value	70,917	23,558	156
Total investment securities, at value	1,166,945	697,289	29,594
Cash	391	45	2
Foreign currency, at value	224	—	—	(b)
Receivables:
Investment securities sold	254,373	323,440	7,411
Fund shares sold	1,756	257	1,757
Interest and dividends	6,650	4,534	237
Variation margin on futures contracts	913	70	4
Unrealized appreciation on forward foreign currency exchange contracts	3	—	2
Outstanding swap contracts, at value	9,770	5,329	33
Total Assets	1,441,025	1,030,964	39,040

LIABILITIES:
Payables:
Dividends	2,659	2,225	51
Investment securities purchased	360,290	400,837	13,706
Securities sold short, at value	32,031	—	—
Fund shares redeemed	3,912	485	101
Variation margin on futures contracts	744	65	4
Unrealized depreciation on forward foreign currency exchange contracts	—	—	31
Outstanding options written, at fair value	5,053	4,178	—
Outstanding swap contracts, at value	9,559	5,772	30
Accrued liabilities:
Investment advisory fees	189	58	—
Administration fees	36	46	—
Shareholder servicing fees	134	79	5
Distribution fees	1	70	9
Custodian and accounting fees	9	10	13
Trustees’ and Officers’ fees	5	7	—	(b)
Other	134	194	42
Total Liabilities	414,756	414,026	13,992
Net Assets	$1,026,269	$616,938	$25,048

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
NET ASSETS:
Paid in capital	$1,050,386	$653,390	$51,947
Accumulated undistributed (distributions in excess of) net investment income	1,310	190	73
Accumulated net realized gains (losses)	(18,487)	(27,841)	(26,864)
Net unrealized appreciation (depreciation)	(6,940)	(8,801)	(108)
Total Net Assets	$1,026,269	$616,938	$25,048

Net Assets:
Class A	$5,819	$32,557	$6,660
Class B	—	—	5,996
Class C	—	—	3,285
Class M	—	209,284	3,460
Select Class	640,217	375,097	1,796
Institutional Class	380,233	—	3,851
Total	$1,026,269	$616,938	$25,048

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	612	3,308	731
Class B	—	—	658
Class C	—	—	360
Class M	—	21,263	379
Select Class	67,339	38,049	197
Institutional Class	39,989	—	422

Net Asset Value:
Class A — Redemption price per share	$9.50	$9.84	$9.11
Class B — Offering price per share (c)	—	—	9.11
Class C — Offering price per share (c)	—	—	9.12
Class M — Offering price per share	—	9.84	9.12
Select Class — Offering and redemption price per share	9.51	9.86	9.12
Institutional Class — Offering and redemption price per share	9.51	—	9.12
Class A Maximum sales charge	2.25%	2.25%	3.75%
Class A Maximum public offering price per share (net asset value per share/ 100% – maximum sales charge)	$9.72	$10.07	$9.46
Class M Maximum sales charge	—	1.50%	3.00%
Class M Maximum public offering price per share (net asset value per share/ 100% – maximum sales charge)	$—	$9.99	$9.40

Cost of investments	$1,175,444	$706,548	$29,680
Cost of foreign currency	224	—	— (b)
Proceeds received from short positions	32,341	—	—
Premiums received from options written	6,222	5,054	—

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Amount rounds to less than $1,000.

(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   87

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2006

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund		Enhanced Income Fund	Real Return Fund (a)
INVESTMENT INCOME:
Interest income	$59,097	$5,073		$7,073	$3,164
Dividend income	—	—		52	—
Dividend income from affiliates (b)	1,771	120		196	117
Foreign taxes withheld	—	—		(2)	—
Total investment income	60,868	5,193		7,319	3,281

EXPENSES:
Investment advisory fees	3,407	517		349	196
Administration fees	1,159	75		143	57
Distribution fees:
Class A Shares	24	—	(c)	—	1
Class B Shares	19	—		—	—
Class C Shares	10	—	(c)	—	—	(c)
Shareholder servicing fees:
Class A Shares	24	—	(c)	—	1
Class B Shares	6	—		—	—
Class C Shares	3	—	(c)	—	—	(c)
R Class Shares	—	—	(c)	—	—
Select Class Shares	1,832	184		—	138
Institutional Class Shares	249	—		140	—	(c)
Custodian and accounting fees	133	67		36	33
Interest expense	— (c)	5		3	—	(c)
Professional fees	114	81		72	85
Trustees’ and Officers’ fees	18	1		2	1
Printing and mailing costs	159	18		24	17
Registration and filing fees	71	51		16	101
Transfer agent fees	211	41		7	39
Other	36	8		8	8
Total expenses	7,475	1,048		800	677
Less amounts waived	(749)	(120)		(515)	(290)
Less earnings credits	(56)	(1)		(4)	(3)
Less expense reimbursements	—	—		—	(20)
Net expenses	6,670	927		281	364
Net investment income (loss)	54,198	4,266		7,038	2,917

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(40,170)	$641	$(330)	$(1,075)
Securities sold short	(1,061)	—	(38)	(27)
Options written	7,746	—	110	159
Futures	8,358	(166)	(289)	(55)
Swaps	(6,020)	(65)	(63)	(541)
Foreign currency transactions	(531)	(273)	(1)	(56)
Net realized gain (loss)	(31,678)	137	(611)	(1,595)
Change in net unrealized appreciation (depreciation) of:
Investments	902	1,110	(63)	(997)
Securities sold short	4,767	—	—	(29)
Options written	5,896	—	(9)	233
Futures	(842)	(20)	(90)	— (c)
Swaps	(3,897)	94	(52)	(120)
Foreign currency translations	214	2	1	(11)
Change in net unrealized appreciation (depreciation)	7,040	1,186	(213)	(924)
Net realized/unrealized gains (losses)	(24,638)	1,323	(824)	(2,519)
Change in net assets resulting from operations	$29,560	$5,589	$6,214	$398

(a)	Commencement of operations was September 1, 2005.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   89

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2006 (continued)

(Amounts in thousands)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
INVESTMENT INCOME:
Interest income	$33,459	$35,585	$1,178
Dividend income	580	—	—
Dividend income from affiliates (b)	2,449	1,263	109
Foreign taxes withheld	—	—	—	(c)
Total investment income	36,488	36,848	1,287

EXPENSES:
Investment advisory fees	1,748	1,770	99
Administration fees	717	727	23
Distribution fees:
Class A Shares	11	92	12
Class B Shares	—	—	47
Class C Shares	—	—	20
Class M Shares	—	915	20
Shareholder servicing fees:
Class A Shares	11	92	12
Class B Shares	—	—	16
Class C Shares	—	—	7
Class M Shares	—	653	12
Select Class Shares	704	1,024	5
Institutional Class Shares	413	—	2
Custodian and accounting fees	62	62	71
Interest expense	— (c)	1	—	(c)
Professional fees	89	190	206
Trustees’ and Officers’ fees	11	10	—	(c)
Printing and mailing costs	106	143	75
Registration and filing fees	45	25	133
Transfer agent fees	47	81	68
Other	25	160	10
Total expenses	3,989	5,945	838
Less amounts waived	(1,139)	(982)	(124)
Less earnings credits	(28)	(25)	(2)
Less expense reimbursements	—	—	(419)
Net expenses	2,822	4,938	293
Net investment income (loss)	33,666	31,910	994

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(9,764)	$(14,631)	$(480)
Securities sold short	943	1,471	—
Options written	220	198	—
Futures	1,144	(406)	58
Swaps	(47)	(748)	—
Foreign currency transactions	(127)	—	(25)
Net realized gain (loss)	(7,631)	(14,116)	(447)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,470)	(1,077)	131
Securities sold short	310	—	—
Options written	1,099	778	—
Futures	253	665	20
Swaps	(37)	(1,014)	3
Foreign currency translations	10	(1)	2
Change in net unrealized appreciation (depreciation)	(835)	(649)	156
Net realized/unrealized gains (losses)	(8,466)	(14,765)	(291)
Change in net assets resulting from operations	$25,200	$17,145	$703

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)(b)	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,198	$30,901	$4,266	$2,203
Net realized gain (loss)	(31,678)	21,795	137	6,189
Change in net unrealized appreciation (depreciation)	7,040	(10,912)	1,186	(2,325)
Change in net assets resulting from operations	29,560	41,784	5,589	6,067

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(450)	(164)	— (c)	—
From net realized gains	(198)	(91)	—	—
Class B
From net investment income	(97)	(62)	—	—
From net realized gains	(68)	(55)	—	—
Class C
From net investment income	(55)	(9)	— (c)	—
From net realized gains	(24)	(6)	—	—
R Class
From net investment income	—	—	(33)	—
Select Class
From net investment income	(35,004)	(8,133)	(4,005)	(2,457)
From net realized gains	(5,719)	(5,643)	(6,019)	(4,588)
Institutional Class
From net investment income	(11,743)	(12,001)	—	—
From net realized gains	(6,859)	(8,858)	—	—
Ultra
From net investment income	(6,786)	(13,890)	—	—
From net realized gains	(3,926)	(10,597)	—	—
Total distributions to shareholders	(70,929)	(59,509)	(10,057)	(7,045)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,184,150	(277,832)	89,788	(719)
Voluntary contribution from Advisor	—	—	149	—

NET ASSETS:
Change in net assets	1,142,781	(295,557)	85,469	(1,697)
Beginning of period	597,299	892,856	34,448	36,145
End of period	$1,740,080	$597,299	$119,917	$34,448
Accumulated undistributed (distributions in excess of) net investment income	$961	$(1,120)	$96	$129

(a)	Commencement of offering of Class A and Class C Shares on June 30, 2006.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Enhanced Income Fund		Real Return Fund	Short Term Bond Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,038	$6,157	$2,917	$33,666	$24,577
Net realized gain (loss)	(611)	(464)	(1,595)	(7,631)	(8,477)
Change in net unrealized appreciation (depreciation)	(213)	105	(924)	(835)	(4,908)
Change in net assets resulting from operations	6,214	5,798	398	25,200	11,192

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(12)	(203)	(107)
Class C
From net investment income	—	—	(1)	—	—
Select Class
From net investment income	—	—	(2,740)	(14,040)	(4,429)
Institutional Class
From net investment income	(6,984)	(6,102)	(22)	(19,301)	(21,549)
Total distributions to shareholders	(6,984)	(6,102)	(2,775)	(33,544)	(26,085)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(31,336)	(130,104)	62,811	400,725	(90,441)

NET ASSETS:
Change in net assets	(32,106)	(130,408)	60,434	392,381	(105,334)
Beginning of period	163,344	293,752	—	633,888	739,222
End of period	$131,238	$163,344	$60,434	$1,026,269	$633,888
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$(45)	$23	$1,310	$(319)

(a)	Commencement of operations was September 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Strategic Income Fund (a)
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,910	$29,791	$994	$1,380
Net realized gain (loss)	(14,116)	(11,671)	(447)	2,413
Change in net unrealized appreciation (depreciation)	(649)	(7,917)	156	(1,738)
Change in net assets resulting from operations	17,145	10,203	703	2,055
Net equalization credits (debits)	(370)	—	5	—

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,562)	(1,413)	(265)	(104)
Class B
From net investment income	—	—	(314)	(149)
Class C
From net investment income	—	—	(136)	(58)
Class M
From net investment income	(10,192)	(13,004)	(207)	(124)
Select Class
From net investment income	(18,630)	(14,903)	(113)	(96)
Institutional Class
From net investment income	—	—	(151)	(782)
Total distributions to shareholders	(30,384)	(29,320)	(1,186)	(1,313)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(214,576)	(326,704)	3,224	(20,984)

NET ASSETS:
Change in net assets	(228,185)	(345,821)	2,746	(20,242)
Beginning of period	845,123	1,190,944	22,302	42,544
End of period	$616,938	$845,123	$25,048	$22,302
Accumulated undistributed (distributions in excess of) net investment income	$190	$(1,773)	$73	$245

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)(b)		Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,249	$3,751	$40		$—
Dividends reinvested	575	240	—	(c)	—
Cost of shares redeemed	(5,735)	(981)	—		—
Redemption fees	—	—	—	(c)	—
Change in net assets from Class A capital transactions	$8,089	$3,010	$40		$—
Class B
Proceeds from shares issued	$1,245	$811	$—		$—
Dividends reinvested	87	53	—		—
Cost of shares redeemed	(665)	(523)	—		—
Change in net assets from Class B capital transactions	$667	$341	$—		$—
Class C
Proceeds from shares issued	$2,350	$414	$26		$—
Dividends reinvested	67	14	—	(c)	—
Cost of shares redeemed	(225)	(210)	—		—
Redemption fees	—	—	—	(c)	—
Change in net assets from Class C capital transactions	$2,192	$218	$26		$—
R Class
Proceeds from shares issued	$—	$—	$2,254		$—
Dividends reinvested	—	—	33		—
Redemption fees	—	—	—	(c)	—
Change in net assets from R Class capital transactions	$—	$—	$2,287		$—
Select Class
Proceeds from shares issued	$597,386	$89,091	$118,045		$39,420
Subscriptions in-kind (Note 9)	744,265	—	—		—
Dividends reinvested	10,560	12,184	7,995		6,068
Cost of shares redeemed	(226,087)	(83,731)	(38,629)		(46,207)
Redemption fees	—	—	24		— (c)
Change in net assets from Select Class capital transactions	$1,126,124	$17,544	$87,435		$(719)
Institutional Class
Proceeds from shares issued	$115,518	$73,182	$—		$—
Dividends reinvested	12,418	13,217	—		—
Cost of shares redeemed	(108,417)	(138,577)	—		—
Change in net assets from Institutional Class capital transactions	$19,519	$(52,178)	$—		$—
Ultra
Proceeds from shares issued	$54,168	$57,221	$—		$—
Dividends reinvested	5,728	21,223	—		—
Cost of shares redeemed	(32,337)	(325,211)	—		—
Change in net assets from Ultra capital transactions	$27,559	$(246,767)	$—		$—

(a)	Commencement of offering of Class A Shares and Class C Shares was June 30, 2006.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)(b)		Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,415	383	5		—
Reinvested	62	24	—	(c)	—
Redeemed	(615)	(100)	—		—
Change in Class A Shares	862	307	5		—
Class B
Issued	134	83	—		—
Reinvested	9	5	—		—
Redeemed	(71)	(53)	—		—
Change in Class B Shares	72	35	—		—
Class C
Issued	251	42	3		—
Reinvested	7	1	—	(c)	—
Redeemed	(24)	(21)	—		—
Change in Class C Shares	234	22	3		—
R Class
Issued	—	—	285		—
Reinvested	—	—	4		—
Redeemed	—	—	—		—
Change in R Class Shares	—	—	289		—
Select Class
Issued	64,971	9,140	13,930		4,280
Subscriptions in-kind (Note 9)	80,114	—	—		—
Reinvested	1,138	1,251	969		681
Redeemed	(24,545)	(8,565)	(4,616)		(5,026)
Change in Select Class Shares	121,678	1,826	10,283		(65)
Institutional Class
Issued	12,514	7,505	—		—
Reinvested	1,339	1,358	—		—
Redeemed	(11,627)	(14,161)	—		—
Change in Institutional Class Shares	2,226	(5,298)	—		—
Ultra
Issued	5,754	5,835	—		—
Reinvested	617	2,179	—		—
Redeemed	(3,479)	(33,265)	—		—
Change in Ultra Shares	2,892	(25,251)	—		—

(a)	Commencement of offering of Class A Shares and Class C Shares was June 30, 2006.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Enhanced Income Fund		Real Return Fund	Short Term Bond Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)	Year Ended 8/31/2006	Year Ended 8/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$691	$3,712	$2,274
Dividends reinvested	—	—	6	197	88
Cost of shares redeemed	—	—	(107)	(1,428)	(1,576)
Change in net assets from Class A capital transactions	$—	$—	$590	$2,481	$786
Class C
Proceeds from shares issued	$—	$—	$24	$—	$—
Dividends reinvested	—	—	1	—	—
Cost of shares redeemed	—	—	— (b)	—	—
Change in net assets from Class C capital transactions	$—	$—	$25	$—	$—
Select Class
Proceeds from shares issued	$—	$—	$60,834	$560,733	$117,275
Dividends reinvested	—	—	1,957	2,346	1,911
Cost of shares redeemed	—	—	(1,530)	(79,887)	(52,431)
Change in net assets from Select Class capital transactions	$—	$—	$61,261	$483,192	$66,755
Institutional Class
Proceeds from shares issued	$93,886	$56,236	$928	$141,259	$115,405
Dividends reinvested	6,204	4,840	22	13,896	14,337
Cost of shares redeemed	(131,426)	(191,180)	(15)	(240,103)	(287,724)
Change in net assets from Institutional Class capital transactions	$(31,336)	$(130,104)	$935	$(84,948)	$(157,982)

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Enhanced Income Fund		Real Return Fund		Short Term Bond Fund
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006 (a)		Year Ended 8/31/2006	Year Ended 8/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	72		389	233
Reinvested	—	—	—	(b)	21	9
Redeemed	—	—	(11)		(150)	(162)
Change in Class A Shares		—	61		260	80
Class C
Issued	—	—	3		—	—
Reinvested	—	—	—	(b)	—	—
Redeemed	—	—	—	(b)	—	—
Change in Class C Shares	—	—	3		—	—
Select Class
Issued	—	—	6,135		58,968	12,075
Reinvested	—	—	207		247	196
Redeemed	—	—	(161)		(8,372)	(5,395)
Change in Select Class Shares	—	—	6,181		50,843	6,876
Institutional Class
Issued	9,579	5,720	98		14,788	11,837
Reinvested	635	492	2		1,460	1,475
Redeemed	(13,408)	(19,434)	(1)		(25,159)	(29,572)
Change in Institutional Class Shares	(3,194)	(13,222)	99		(8,911)	(16,260)

(a)	Commencement of operations was September 1, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Term Bond Fund II		Strategic Income Fund (a)
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,577	$4,516	$4,254	$1,178
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	3,011
Dividends reinvested	1,410	1,265	156	69
Cost of shares redeemed	(14,049)	(19,040)	(1,650)	(1,137)
Redemption fees	—	—	1	—
Change in net assets from Class A capital transactions	$(8,062)	$(13,259)	$2,761	$3,121
Class B
Proceeds from shares issued	$—	$—	$909	$482
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	7,328
Dividends reinvested	—	—	179	80
Cost of shares redeemed	—	—	(1,660)	(1,218)
Redemption fees	—	—	2	—
Change in net assets from Class B capital transactions	$—	$—	$(570)	$6,672
Class C
Proceeds from shares issued	$—	$—	$1,583	$276
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	2,925
Dividends reinvested	—	—	89	36
Cost of shares redeemed	—	—	(970)	(626)
Redemption fees	—	—	1	—
Change in net assets from Class C capital transactions	$—	$—	$703	$2,611
Class M
Proceeds from shares issued	$388	$27,844	$7	$14
Net assets acquired in tax-free reorganization (Note 8)	—	—	—	6,507
Dividends reinvested	1	2	18	—
Cost of shares redeemed	(157,508)	(289,937)	(1,518)	(1,492)
Redemption fees	—	—	1	—
Change in net assets from Class M capital transactions	$(157,119)	$(262,091)	$(1,492)	$5,029
Select Class
Proceeds from shares issued	$103,808	$87,195	$984	$695
Dividends reinvested	728	876	94	88
Cost of shares redeemed	(153,931)	(139,425)	(1,123)	(1,313)
Redemption fees	—	—	— (c)	—
Change in net assets from Select Class capital transactions	$(49,395)	$(51,354)	$(45)	$(530)
Institutional Class
Proceeds from shares issued	$—	$—	$2,481	$1,797
Dividends reinvested	—	—	144	103
Cost of shares redeemed	—	—	(759)	(39,787)
Redemption fees	—	—	1	—
Change in net assets from Institutional Class capital transactions	$—	$—	$1,867	$(37,887)

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   99

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund II		Strategic Income Fund (a)
	Year Ended 8/31/2006	Year Ended 8/31/2005	Year Ended 8/31/2006	Year Ended 8/31/2005 (b)
SHARE TRANSACTIONS:
Class A
Issued	464	447	469	128
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	325
Reinvested	143	125	17	7
Redeemed	(1,423)	(1,885)	(180)	(123)
Change in Class A Shares	(816)	(1,313)	306	337
Class B
Issued	—	—	100	51
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	792
Reinvested	—	—	20	9
Redeemed	—	—	(182)	(132)
Change in Class B Shares	—	—	(62)	720
Class C
Issued	—	—	175	30
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	316
Reinvested	—	—	10	4
Redeemed	—	—	(107)	(68)
Change in Class C Shares	—	—	78	282
Class M
Issued	39	2,759	1	2
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	702
Reinvested	— (c)	— (c)	2	—
Redeemed	(15,882)	(28,681)	(166)	(162)
Change in Class M Shares	(15,843)	(25,922)	(163)	542
Select Class
Issued	10,490	8,603	108	75
Reinvested	74	86	10	10
Redeemed	(15,572)	(13,773)	(124)	(142)
Change in Select Class Shares	(5,008)	(5,084)	(6)	(57)
Institutional Class
Issued	—	—	271	193
Reinvested	—	—	16	11
Redeemed	—	—	(84)	(4,321)
Change in Institutional Class Shares	—	—	203	(4,117)

(a)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(b)	Commencement of offering of Class B, Class C and Class M Shares on February 18, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED AUGUST 31, 2006

(Amounts in thousands)

Enhanced Income Fund
Increase (decrease) in cash:
Cash flows provided (used) by operating activities:
Net interest and dividend income received	$7,989
Operating expenses paid	(279)
Purchases of long-term investments	(437,618)
Net (purchases)/sales of short-term investments	(16,997)
Proceeds from disposition of long-term investments and principal paydowns	487,473
Net cash provided by options written	62
Net cash used by swap transactions	(63)
Net cash used by futures contracts	(356)
Net cash provided by operating activities	40,211

Cash flows provided (used) by financing activities
Proceeds from shares sold	93,886
Payments of shares repurchased and redeemed	(131,426)
Dividend and capital gain distributions paid (includes dividend reinvestments of $6,204)	(789)
Payments of cash overdrafts	(1,882)
Net cash used by financing activities	(40,211)
Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Reconciliation of change in net assets resulting from operations to net cash provided (used) by operating activities:
Change in net assets resulting from operations	$6,214
Decrease in market value of investment securities	48,929
Increase in receivable for investment securities sold	19,713
Decrease in interest and dividends receivable	83
Increase in variation margin payable	23
Decrease in payable for investment securities purchased	(34,757)
Decrease in dividends payable	(9)
Increase in net outstanding swap contracts payable	52
Decrease in market value of outstanding options written	(39)
Increase in accrued expenses and other payables	2
Total Adjustments	33,997
Net cash provided by operating activities	$40,211

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Year Ended August 31, 2006	$9.85	$0.41		$(0.28)	$0.13	$(0.42)	$(0.27)	$—		$(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	—		(0.48)
November 1, 2001 to August 31, 2002 (d)	10.08	0.31		0.05	0.36	(0.31)	(0.06)	—		(0.37)
September 10, 2001 (e) through October 31, 2001	9.89	0.06	(h)	0.20	0.26	(0.07)	—	—		(0.07)

Emerging Markets Debt Fund
June 30, 2006 (e) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	—		(0.08)

Real Return Fund
Year ended August 31, 2006 (f)	10.00	0.42		(0.46)	(0.04)	(0.45)	—	—		(0.45)

Short Term Bond Fund
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	—		(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—		(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—		(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—		(0.39)
November 1, 2001 to August 31, 2002 (d)	10.01	0.27		0.05	0.32	(0.26)	(0.04)	—		(0.30)
September 10, 2001 (e) through October 31, 2001	9.87	0.05	(h)	0.15	0.20	(0.06)	—	—		(0.06)

Short Term Bond Fund II
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(h)	(0.02)	0.19	(0.21)	—	—	(i)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(h)	(0.04)	0.19	(0.24)	(0.05)	—	(i)	(0.29)
November 1, 2001 through August 31, 2002 (d)	10.38	0.25		0.06	0.31	(0.25)	(0.11)	—		(0.36)
Year Ended October 31, 2001	9.89	0.43	(h)	0.53	0.96	(0.47)	—	—		(0.47)

Strategic Income Fund (g)
Year Ended August 31, 2006	9.33	0.43	(h)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(h)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(h)	0.31	0.71	(0.43)	—	—		(0.43)
November 1, 2001 to August 31, 2002 (d)	8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	—		(0.49)
September 10, 2001 (e) through October 31, 2001	9.13	0.09	(h)	(0.22)	(0.13)	(0.09)	—	—		(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of offering of class of shares.

(f)	Commencement of operations was September 1, 2005.

(g)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—		$9.29	1.42%	$13,632	0.75%		4.55%	0.97%		711%
—		9.85	5.06	5,963	0.75		3.63	1.31		559
—		10.05	6.61	3,004	0.75		3.19	1.88		571
—		10.03	4.32	2,000	0.75		3.86	1.59		679
—		10.07	3.72	1,000	0.75		3.59	5.64		572
—		10.08	2.63	70,000	0.75		3.93	10.75		423

—	(i)	8.39	6.82	41	1.50		6.17	1.71		270

—		9.51	(0.33)	584	0.90		3.96	1.45		223

—		9.50	2.93	5,819	0.75		4.49	0.91		540
—		9.64	1.29	3,393	0.75		3.20	1.21		194
—		9.84	1.92	3,000	0.75		2.00	1.17		261
—		9.85	2.08	9,000	0.75		2.39	1.10		386
—		10.03	3.18	10,000	0.75		3.01	1.00		215
—		10.01	2.01	2,000	0.75		3.62	10.76		160

—		9.84	2.56	32,557	0.75		4.46	0.95		479
—		10.02	1.09	41,311	0.75		2.94	1.00		201
—		10.21	1.85	55,000	0.75		2.03	1.10		253
—		10.23	1.88	44,000	0.75		2.31	0.96		319
—		10.33	3.06	70,000	0.75		2.66	1.00		192
—		10.38	9.95	52,000	0.75		4.25	1.15		315

—	(i)	9.11	3.24	6,660	1.15		4.67	3.77		299
—		9.33	7.04	3,965	1.17		4.29	2.11		461
—		9.08	7.20	802	1.27	(j)	5.31	4.23		152
—		8.92	8.33	300	1.25		4.45	7.26		248
—		8.64	2.54	70	1.25		6.20	35.90	(k)	178
—		8.91	(2.30)	70	1.25		6.99	11.01		107

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Year Ended August 31, 2006	$9.78	$0.36		$(0.28)	$0.08	$(0.36)	$(0.27)	$—		$(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(h)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)
November 1, 2001 to August 31, 2002 (d)	10.08	0.24		0.03	0.27	(0.24)	(0.06)	—		(0.30)
September 10, 2001 (e) to October 31, 2001	9.89	0.06	(g)	0.19	0.25	(0.06)	—	—		(0.06)

Strategic Income Fund (f)
Year Ended August 31, 2006	9.32	0.39	(g)	(0.14)	0.25	(0.46)	—	—		(0.46)
February 18, 2005 (e) to August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	—		(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of offering of class of shares.

(f)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.23	0.90%	$2,814	1.40%	3.99%	1.47%	711%
—		9.78	4.23	2,283	1.44	2.93	1.90	559
—		9.97	5.89	1,972	1.50	2.48	2.36	571
—		9.95	2.94	2,000	1.50	3.19	2.14	679
—		10.05	2.83	1,000	1.50	2.80	6.02	572
—		10.08	2.53	64	1.48	4.07	11.25	423

—	(h)	9.11	2.80	5,996	1.65	4.21	4.08	299
—		9.32	2.77	6,715	1.65	3.91	2.43	461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended August 31, 2006	$9.83	$0.32		$(0.25)	$0.07	$(0.36)	$(0.27)	$(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)
March 31, 2003 (d) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)

Emerging Markets Debt Fund
June 30, 2006 (d) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)

Real Return Fund
Year ended August 31, 2006 (e)	10.00	0.41		(0.50)	(0.09)	(0.41)	—	(0.41)

Strategic Income Fund (f)
Year Ended August 31, 2006	9.33	0.38	(g)	(0.13)	0.25	(0.46)	—	(0.46)
February 18, 2005 (d) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Commencement of operations was September 1, 2005.

(f)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
—		$9.27	0.87%	$2,574	1.39%	3.90%	1.46%	711%
—		9.83	4.13	425	1.42	2.96	1.82	559
—		10.03	5.84	211	1.50	2.45	2.36	571
—		10.01	(0.69)	200	1.50	3.02	1.78	679

—	(h)	8.39	6.77	27	2.00	5.87	2.20	270

—		9.50	(0.80)	24	1.40	4.58	1.95	223

—	(h)	9.12	2.82	3,285	1.65	4.20	4.16	299
—		9.33	2.88	2,631	1.65	3.91	2.42	461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class M

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
Year Ended August 31, 2006	$10.02	$0.41		$(0.19)	$0.22	$(0.40)	$—	$—		$(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(g)	(0.02)	0.16	(0.18)	—	—	(h)	(0.18)
Year Ended August 31, 2003	10.33	0.21	(g)	(0.04)	0.17	(0.22)	(0.05)	—	(h)	(0.27)
November 1, 2001 through August 31, 2002 (d)	10.37	0.23		0.06	0.29	(0.22)	(0.11)	—		(0.33)
Year Ended October 31, 2001	9.89	0.35	(g)	0.58	0.93	(0.45)	—	—		(0.45)

Strategic Income Fund (e)
Year Ended August 31, 2006	9.33	0.40	(g)	(0.13)	0.27	(0.48)	—	—		(0.48)
February 18, 2005 (f) through August 31, 2005	9.26	0.20		0.07	0.27	(0.20)	—	—		(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.84	2.30%	$209,284	1.00%	4.19%	1.05%	479%
—		10.02	0.83	371,756	1.00	2.67	1.03	201
—		10.21	1.58	643,278	1.00	1.75	1.04	253
—		10.23	1.64	1,168,000	1.00	2.07	1.04	319
—		10.33	2.92	1,127,000	1.00	2.41	1.03	192
—		10.37	9.63	689,000	1.00	3.45	1.11	315

—	(h)	9.12	2.99	3,460	1.45	4.41	3.82	299
—		9.33	3.00	5,057	1.45	4.09	2.20	4.61

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Debt Fund
May 15, 2006 (d) through August 31, 2006	$8.07	$0.14	$0.33	$0.47	$(0.15)	$—	$(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—(e)	$8.39	5.88%	$2,426	1.05%	7.23%	1.23%	270%

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
Year Ended August 31, 2006	$9.76	$0.42		$(0.28)	$0.14	$(0.43)	$(0.27)	$—	$(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	—	(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	—	(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	—	(0.49)
November 1, 2001 through August 31, 2002 (d)	10.08	0.32		0.02	0.34	(0.32)	(0.06)	—	(0.38)
Year Ended October 31, 2001 (e)	9.43	0.52	(h)	0.70	1.22	(0.57)	—	—	(0.57)

Emerging Markets Debt Fund
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	—	(1.81)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	—	(1.98)
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	—	(0.71)
Year Ended August 31, 2003	7.53	0.68		1.53	2.21	(0.72)	—	—	(0.72)
August 1, 2002 through August 31, 2002 (f)	7.05	0.05		0.49	0.54	(0.06)	—	—	(0.06)
Year Ended July 31, 2002	7.82	0.77		(0.77)	—	(0.77)	—	—	(0.77)

Real Return Fund
Year ended August 31, 2006 (g)	10.00	0.48		(0.49)	(0.01)	(0.46)	—	—	(0.46)

Short Term Bond Fund
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	—	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	—	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	—	(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	—	(0.41)
November 1, 2001 to August 31, 2002 (d)	10.03	0.28		0.04	0.32	(0.27)	(0.04)	—	(0.31)
Year Ended October 31, 2001 (e)	9.61	0.51	(h)	0.46	0.97	(0.55)	—	—	(0.55)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(f)	The Fund changed its fiscal year end from July 31 to August 31.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

(m)	Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(n)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

						Ratios/Supplemental data
							Ratios to average net assets (a)
Contribution from affiliate		Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$—		$9.20	1.55%	$1,310,157	0.65%		4.69%	0.71%	711%
—		—		9.76	5.12	202,659	0.66		3.72	0.74	559
—		—		9.97	6.88	188,775	0.66		3.33	0.78	571
—		—		9.94	3.82	308,000	0.66		3.97	0.76	679
—		—		10.04	3.57	312,000	0.66		3.95	0.74	572
—		—		10.08	13.32	315,000	0.69		5.77	0.70	423	(k)

0.04	(n)	—	(i)	8.39	10.99 (n)	117,423	1.26	(j)	5.77	1.42	270
—		—	(i)	9.29	19.87	34,448	1.25		6.56	1.72	337
—		—		9.58	14.56	36,145	1.26	(j)	7.01	1.65	166
—		—		9.02	30.49	60,000	1.25		8.11	1.52	157
—		—		7.53	7.69	41,000	1.25		9.86	1.30	12
—		—		7.05	(0.67)	35,000	1.25		9.59	1.54	110	(l)

—		—		9.53	0.01	58,882	0.65		5.20	1.21	223

—		—		9.51	3.22	640,217	0.55		4.73	0.65	540
—		—		9.64	1.52	159,035	0.56		3.48	0.68	194
—		—		9.84	1.99	94,681	0.58		2.22	0.73	261
—		—		9.86	2.28	122,000	0.56		2.59	0.71	386
—		—		10.04	3.21	122,000	0.57		3.22	0.72	215
—		—		10.03	10.39	67,000	0.60		5.22	0.82	160	(m)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
Year Ended August 31, 2006	$10.03	$0.47		$(0.19)	$0.28	$(0.45)	$—	$—		$(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(g)	(0.03)	0.20	(0.23)	—	—	(h)	(0.23)
Year Ended August 31, 2003	10.35	0.27	(g)	(0.05)	0.22	(0.27)	(0.05)	—	(h)	(0.32)
November 1, 2001 to August 31, 2002 (d)	10.40	0.26		0.07	0.33	(0.27)	(0.11)	—		(0.38)
Year Ended October 31, 2001	9.90	0.42	(g)	0.57	0.99	(0.49)	—	—		(0.49)

Strategic Income Fund (e)
Year Ended August 31, 2006	9.33	0.45	(g)	(0.13)	0.32	(0.53)	—	—		(0.53)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—		(0.40)
Year Ended August 31, 2004	8.92	0.49	(g)	0.16	0.65	(0.49)	—	—		(0.49)
Year Ended August 31, 2003	8.65	0.45	(g)	0.27	0.72	(0.45)	—	—		(0.45)
November 1, 2001 through August 31, 2002 (d)	8.95	0.45		(0.31)	0.14	(0.42)	—	(0.02)		(0.44)
Year Ended October 31, 2001 (f)	9.42	0.67	(g)	(0.38)	0.29	(0.76)	—	—		(0.76)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(f)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

(j)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.86	2.91%	$375,097	0.50%		4.71%	0.70%	479%
—		10.03	1.35	432,056	0.50		3.21	0.68	201
—		10.22	2.01	492,178	0.50		2.26	0.70	253
—		10.25	2.15	342,000	0.50		2.58	0.70	319
—		10.35	3.30	144,000	0.50		2.91	0.70	192
—		10.40	10.29	144,000	0.50		4.15	0.77	315

—	(i)	9.12	3.58	1,796	0.90		4.94	3.32	299
—		9.33	7.30	1,892	0.95		4.30	1.86	461
—		9.08	7.48	2,364	1.01	(i)	5.44	1.95	152
—		8.92	8.48	3,000	1.00		5.10	1.48	248
—		8.65	1.61	5,000	1.00		6.08	1.48	178
—		8.95	5.46	5,000	1.00		7.32	2.63	107	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
Year Ended August 31, 2006	$9.75	$0.46		$(0.31)	$0.15	$(0.44)	$(0.27)	—	$(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—	(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—	(0.65)
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—	(0.50)
November 1, 2001 through August 31, 2002 (d)	10.08	0.34		0.02	0.36	(0.34)	(0.06)	—	(0.40)
Year Ended October 31, 2001	9.43	0.58	(h)	0.65	1.23	(0.58)	—	—	(0.58)

Enhanced Income Fund
Year Ended August 31, 2006	9.82	0.50		(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28		(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14		(0.02)	0.12	(0.14)	—	—	(0.14)
Year Ended August 31, 2003	9.98	0.23		(0.12)	0.11	(0.23)	—	—	(0.23)
November 30, 2001 (e) through August 31, 2002	10.00	0.18		(0.02)	0.16	(0.18)	—	—	(0.18)

Real Return Fund
Year ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)	—	—	(0.47)

Short Term Bond Fund
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)	—	—	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	—	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	—	(0.24)
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	—	(0.43)
November 1, 2001 through August 31, 2002 (d)	10.03	0.29		0.06	0.35	(0.29)	(0.04)	—	(0.33)
Year Ended October 31, 2001	9.58	0.54	(h)	0.46	1.00	(0.55)	—	—	(0.55)

Strategic Income Fund (g)
Year Ended August 31, 2006	9.33	0.48	(h)	(0.14)	0.34	(0.55)	—	—	(0.55)
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—	(0.43)
Year Ended August 31, 2004	8.92	0.51	(h)	0.17	0.68	(0.52)	—	—	(0.52)
Year Ended August 31, 2003	8.65	0.48	(h)	0.27	0.75	(0.48)	—	—	(0.48)
November 1, 2001 through August 31, 2002 (d)	8.95	0.47		(0.30)	0.17	(0.45)	—	(0.02)	(0.47)
Year Ended October 31, 2001	9.29	0.69	(h)	(0.16)	0.53	(0.87)	—	—	(0.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to August 31.

(e)	Commencement of operations of class of shares.

(f)	Commencement of operations was September 1, 2005.

(g)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

(l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(m)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.19	1.70%	$265,279	0.49%		4.91%	0.58%	711%
—		9.75	5.33	259,697	0.49		3.85	0.59	559
—		9.96	6.96	318,100	0.49		3.51	0.62	571
—		9.94	3.99	478,000	0.49		4.10	0.60	679
—		10.04	3.71	747,000	0.49		4.14	0.58	572
—		10.08	13.46	1,016,000	0.49		5.98	0.51	423	(k)

—		9.76	4.61	131,238	0.20		5.04	0.57	264
—		9.82	2.69	163,344	0.20		2.66	0.56	128
—		9.84	1.28	293,752	0.20		1.47	0.56	156
—		9.86	1.14	354,000	0.20		2.33	0.56	328
—		9.98	1.58	300,000	0.20		2.40	0.68	120

—		9.53	0.12	944	0.50		7.35	0.98	223

—		9.51	3.47	380,233	0.30		4.87	0.51	540
—		9.64	1.75	471,460	0.30		3.60	0.53	194
—		9.85	2.38	641,869	0.30		2.49	0.55	261
—		9.86	2.44	806,000	0.30		2.85	0.55	386
—		10.05	3.55	618,000	0.30		3.53	0.54	215
—		10.03	10.70	697,000	0.30		5.52	0.48	160	(l)

—	(i)	9.12	3.81	3,851	0.65		5.20	3.20	299
—		9.33	7.63	2,042	0.65		4.45	1.36	461
—		9.08	7.85	40,000	0.66	(j)	5.63	1.22	152
—		8.92	8.86	108,000	0.65		5.42	0.97	248
—		8.65	1.92	135,000	0.65		6.44	0.98	178
—		8.95	5.86	143,000	0.65		7.50	0.80	107	(m)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended August 31, 2006	$9.76	$0.48		$(0.32)	$0.16	$(0.45)	$(0.27)	$(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	(0.66)
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	(0.51)
November 1, 2001 through August 31, 2002 (d)	10.09	0.34		0.02	0.36	(0.34)	(0.06)	(0.40)
Year Ended October 31, 2001 (e)	9.47	0.54	(f)	0.72	1.26	(0.62)	(0.02)	(0.64)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year from October 31 to August 31.

(e)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(f)	Calculated based upon average shares outstanding.

(g)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.20	1.80%	$145,624	0.40%	5.00%	0.48%	711%
9.76	5.45	126,272	0.40	3.90	0.51	559
9.97	7.05	380,794	0.40	3.59	0.56	571
9.95	4.08	444,000	0.40	4.19	0.55	679
10.05	3.80	609,000	0.40	4.20	0.53	572
10.09	13.63	598,000	0.37	6.08	0.47	423	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are the seven separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra
Emerging Markets Debt Fund	Class A, Class C, R Class and Select Class
Enhanced Income Fund	Institutional Class
Real Return Fund	Class A, Class C, Select Class and Institutional Class
Short Term Bond Fund	Class A, Select Class and Institutional Class
Short Term Bond Fund II	Class A, Class M and Select Class
Strategic Income Fund	Class A, Class B, Class C, Class M, Select Class and Institutional Class

Effective June 16, 2006, the Board of Trustees approved the name change from JPMorgan Global Strategic Income Fund to JPMorgan Strategic Income Fund, along with a change to the investment objective and strategies.

The Funds, excluding Short Term Bond Fund II, are separate series of JPM I. Short Term Bond Fund II is a separate series of MFG.

The Real Return Fund commenced operations on September 1, 2005 as a separate series of JPM I.

Class A and Class C Shares of the Emerging Markets Debt Fund commenced operations on June 30, 2006.

R Class Shares of the Emerging Markets Debt Fund commenced operations on May 15, 2006.

Class B, Class C and Class M Shares of the Strategic Income Fund commenced operations on February 18, 2005.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
Bond Fund	3.75%	4.50%
Emerging Markets Debt Fund	3.75	4.50
Real Return Fund	3.75	4.50
Short Term Bond Fund	2.25	3.00
Short Term Bond Fund II	2.25	3.00
Strategic Income Fund	3.75	4.50

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less), are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost,

120   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Amount	Percentage
Bond Fund	$35,123	2.0%
Enhanced Income Fund	13,441	10.2
Short Term Bond Fund	37,483	3.7
Short Term Bond Fund II	46,709	7.6
Strategic Income Fund	1,816	7.3

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Some of the Funds may also enter into forward foreign currency exchange contracts to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2006, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

Certain of the Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of August 31, 2006, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments.

Transactions in options written during the year ended August 31, 2006, were as follows (amounts in thousands, except number of contracts:

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2005	2,428	$1,190	$656,650	$7,342
Options written	30,127	6,195	5,276,364	62,541
Options exercised or terminated in closing purchase transactions	(30,800)	(6,624)	(4,518,545)	(43,442)
Options outstanding at August 31, 2006	1,755	$761	$1,414,469	$26,441

	Enhanced Income Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2005	—	$—	$18,200	$48
Options written	135	13	95,140	312
Options exercised or terminated in closing purchase transactions	(135)	(13)	(113,340)	(360)
Options outstanding at August 31, 2006	—	$—	$—	$—

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2005	—	$—	$—	$—
Options written	31,168	133	129,632	1,269
Options exercised or terminated in closing purchase transactions	(603)	(97)	(53,664)	(297)
Options outstanding at August 31, 2006	30,565	$36	$75,968	$972

122   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2005	—	$—	$141,600	$378
Options written	3,621	691	1,468,430	12,837
Options exercised or terminated in closing purchase transactions	(3,405)	(497)	(1,343,916)	(7,187)
Options outstanding at August 31, 2006	216	$194	$266,114	$6,028

	Short Term Bond Fund II
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at August 31, 2005	—	$—	$201,000	$536
Options written	3,491	623	1,665,237	13,423
Options exercised or terminated in closing purchase transactions	(3,359)	(505)	(1,657,372)	(9,023)
Options outstanding at August 31, 2006	132	$118	$208,865	$4,936

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of August 31, 2006, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I. Short Sales — The Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Short Term Bond Fund and the Strategic Income Fund may engage in short sales (selling securities they do not own) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds may be held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of August 31, 2006, the Funds had outstanding short sales as listed on their Schedules of Portfolio Investments.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of August 31, 2006, which are included in receivable for investment securities sold and payable for investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Cash Equivalents — For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

O. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

P. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Q. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Bond Fund	$(5,747)	$2,018	$3,729
Emerging Markets Debt Fund	—	(261)	261
Enhanced Income Fund	—	(10)	10
Real Return Fund	— (a)	(119)	119
Short Term Bond Fund	—	1,507	(1,507)
Short Term Bond Fund II	—	437	(437)
Strategic Income Fund	(478)	20	458

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in character for tax purposes of swap contract gains/losses, foreign currency gains and losses, nondeductible expenses (for Real Return Fund), differences relating to income recognition for securities acquired in a transfer in-kind (for Bond Fund) (see Note 9) and the expiration of capital loss carryovers (Strategic Income Fund).

124   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

R. Equalization — Strategic Income Fund and Short Term Bond Fund II use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

S. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund and, prior to June 16, 2006, shares of the Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective June 16, 2006, a redemption fee is no longer being charged on shares of the Strategic Income Fund held for less than 60 days.

T. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25
Strategic Income Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (in thousands):

Year Ended 8/31/2006
Bond Fund	$70
Emerging Markets Debt Fund	5
Enhanced Income Fund	8
Real Return Fund	4
Short Term Bond Fund	100
Short Term Bond Fund II	51
Strategic Income Fund	5

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%
Strategic Income Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2006, the Distributor retained the following amounts (in thousands).

	Front-End Sales Charge		CDSC
Bond Fund	$24		$10
Emerging Markets Debt Fund	—	(a)	—
Real Return Fund	2		—
Short Term Bond Fund	1		—
Short Term Bond Fund II	—	(a)	6
Strategic Income Fund	8		13

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	R Class	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a	0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a	n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%	n/a	0.25	n/a
Strategic Income Fund	0.25	0.25	0.25	0.30	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

126   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plans) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	R Class	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a	n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a	1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a	n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%	n/a	0.50	n/a	n/a
Strategic Income Fund	1.15	1.65	1.65	1.45	n/a	0.90	0.65	n/a

The contractual expense limitation agreements were in effect for the year ended August 31, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006 for the Bond Fund, Enhanced Income Fund, Real Return Fund, Short Term Bond Fund, Short Term Bond Fund II and Select Class Shares of the Emerging Markets Debt Fund, and December 31, 2007 for the Strategic Income Fund and Class A, Class B and R Class Shares of the Emerging Markets Debt Fund.

For the year ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$331	$86	$40	$457	$—
Emerging Markets Debt Fund	46	15	59	120	—
Enhanced Income Fund	253	52	140	445	—
Real Return Fund	180	54	56	290	20
Short Term Bond Fund	171	412	416	999	—
Short Term Bond Fund II	129	183	670	982	—
Strategic Income Fund	99	23	2	124	419

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$171	$121	$292
Enhanced Income Fund	—	70	70
Short Term Bond Fund	—	140	140

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, received no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the fiscal year ended August 31, 2006, the Advisor made a voluntary contribution to the Emerging Markets Debt Fund of approximately $149,000 to cover an opportunity cost.

During the year, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2006, Short Term Bond Fund incurred approximately $60,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

On or about November 3, 2006, certain shareholders of the Short Term Bond Fund II whose holdings are in excess of 30% of the net assets of the Fund are expected to redeem shares. The amount of shares to be redeemed is subject to change.

4. Investment Transactions

During the year ended August 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$12,792,629	$11,506,532	$916,928	$868,070
Emerging Markets Debt Fund	224,796	156,158	44,463	35,744
Enhanced Income Fund	396,247	459,489	3,462	3,630
Real Return Fund	81,716	64,147	105,508	54,368
Short Term Bond Fund	4,465,418	4,189,670	38,637	40,657
Short Term Bond Fund II	4,278,236	4,488,546	44,996	47,841
Strategic Income Fund	64,817	61,202	1,508	1,916

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$2,206,907	$21,784	$28,289	$(6,505)
Emerging Markets Debt Fund	112,385	3,809	933	2,876
Enhanced Income Fund	143,407	338	283	55
Real Return Fund	69,287	72	1,241	(1,169)
Short Term Bond Fund	1,176,797	2,984	12,836	(9,852)
Short Term Bond Fund II	708,088	2,337	13,136	(10,799)
Strategic Income Fund	29,682	463	551	(88)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and differences in basis relating to securities acquired in a transfer in-kind (for Bond Fund) (see Note 9).

The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$68,590	$2,339	$70,929
Emerging Markets Debt Fund	5,618	4,439	10,057
Enhanced Income Fund	6,984	—	6,984
Real Return Fund	2,775	—	2,775
Short Term Bond Fund	33,544	—	33,544
Short Term Bond Fund II	30,384	—	30,384
Strategic Income Fund	1,186	—	1,186

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$47,067	$12,442	$59,509
Emerging Markets Debt Fund	2,840	4,205	7,045
Enhanced Income Fund	6,102	—	6,102
Short Term Bond Fund	26,085	—	26,085
Short Term Bond Fund II	29,320	—	29,320
Strategic Income Fund	1,313	—	1,313

128   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

At August 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Bond Fund	$7,923	$(6,291)	$(1,589)
Emerging Markets Debt Fund	464	85	3,007
Enhanced Income Fund	62	(7,119)	6
Real Return Fund	186	(427)	(1,096)
Short Term Bond Fund	3,976	(11,496)	(8,856)
Short Term Bond Fund II	2,421	(17,130)	(10,299)
Strategic Income Fund	100	(26,299)	(88)

For the Funds, the cumulative timing differences primarily consist of mark-to-market of open forwards, futures and options, wash sales outstanding, distributions payable, post October loss deferrals, deferred compensation, basis adjustment for interest only securities (for Bond Fund) and straddle loss deferrals (for Bond Fund and Strategic Income Fund).

As of August 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2007	2008		2009		2010		2011	2012	2013	2014	Total
Bond Fund	$—	$—		$—		$—		$—	$—	$—	$6,291	$6,291
Enhanced Income Fund	—	—		—		1,180		792	3,941	526	680	7,119
Real Return Fund											427	427
Short Term Bond Fund	—	—		—		—		—	1,803	1,217	8,476	11,496
Short Term Bond Fund II	—	—		—		—		—	1,675	656	14,799	17,130
Strategic Income Fund	4,926	7,690	*	5,237	*	8,446	*	—	—	—	—	26,299

*	A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

During the year ended August 31, 2006, the Strategic Income Fund utilized approximately $92,000 of capital loss carryforwards. Additionally, approximately $478,000 of capital loss carryforwards previously available to the Strategic Income Fund expired during the year ended August 31, 2006.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2006, the Funds deferred to September 1, 2006 post October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$23,884	$—
Emerging Markets Debt Fund	—	261
Enhanced Income Fund	369	1
Real Return Fund	898	155
Short Term Bond Fund	5,077	—
Short Term Bond Fund II	9,213	—
Strategic Income Fund	554	6

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings from another fund for the year ended August 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Emerging Markets Debt Fund	$1,263	11	$2
Enhanced Income Fund	1,311	17	3
Real Return Fund	342	1	—	(a)
Short Term Bond Fund II	1,269	5	1
Strategic Income Fund	402	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Bond Fund, the Emerging Markets Debt Fund, the Strategic Income Fund, and, to a lesser extent, the Real Return Fund and the Short Term Bond Fund may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high-risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These bonds involve a greater risk of default by the issuer because such securities are generally unsecured, often subordinated to other creditors’ claims and may be issued by companies which are highly leveraged, less creditworthy or financial distressed.

130   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

8. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management’s proposal to merge JPMorgan Strategic Income Fund (the “Target Fund”) into JPMorgan Global Strategic Income Fund (now known as JPMorgan Strategic Income Fund) (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Strategic Income Fund				$828
Class A	322	$3,011	$9.34
Class B	784	7,328	9.35
Class C	313	2,925	9.35
Class M	698	6,507	9.32
Acquiring Fund
JPMorgan Global Strategic Income Fund				360
Class A	89	827	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26
Post Reorganization
JPMorgan Global Strategic Income Fund*				1,188
Class A	414	3,838	9.26
Class B	792	7,328	9.26
Class C	316	2,925	9.26
Class M	702	6,507	9.26
Institutional	2,506	23,220	9.27
Select	270	2,502	9.26

*	Effective June 16, 2006, the Board of Trustees approved the name change from JPMorgan Global Strategic Income Fund to JPMorgan Strategic Income Fund.

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB transferred securities in-kind to the Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Bond Fund and the Bond Fund received portfolio securities with market values as listed below, including net unrealized depreciation of $12,862 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Bond Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Fixed Income Fund	$164,784	17,738
JPMorgan Chase Bank Intermediate Fixed Income Fund	361,940	38,960
JPMorgan Chase Bank Intermediate Term Bond Trust	186,712	20,098
JPMorgan Chase Bank Fixed Income Trust	30,829	3,318
	$744,265	80,114

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   131

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Funds indicated in Note 1 of the financial statements (hereafter referred to as the “Funds”) at August 31, 2006, the results of each of their operations and the cash flows of JPMorgan Enhanced Income Fund for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 27, 2006

132   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   133

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

134   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   135

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

136   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Bond Fund
Class A
Actual*	$1,000.00	$1,011.20	$3.80	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class B
Actual*	1,000.00	1,009.10	7.09	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class C
Actual*	1,000.00	1,009.40	7.04	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Select Class
Actual*	1,000.00	1,011.80	3.30	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Institutional Class
Actual*	1,000.00	1,013.80	2.49	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Ultra
Actual*	1,000.00	1,014.10	2.03	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Emerging Markets Debt Fund
Class A
Actual**	$1,000.00	$1,010.60	$2.56	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class C
Actual**	1,000.00	1,010.10	3.41	2.00
Hypothetical*	1,000.00	1,015.12	10.16	2.00
R Class
Actual***	1,000.00	1,011.70	3.13	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Select Class
Actual*	1,000.00	1,011.00	6.34	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25

Enhanced Income Fund
Institutional Class
Actual*	1,000.00	1,026.30	1.02	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20

Real Return Fund
Class A
Actual*	1,000.00	1,007.40	4.55	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class C
Actual*	1,000.00	1,004.50	7.07	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	1,008.20	3.29	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Institutional Class
Actual*	1,000.00	1,009.90	2.53	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

Short Term Bond Fund
Class A
Actual*	1,000.00	1,022.50	3.82	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,023.40	2.81	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Institutional Class
Actual*	1,000.00	1,024.70	1.53	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30

138   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Short Term Bond Fund II
Class A
Actual*	$1,000.00	$1,021.00	$3.82	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class M
Actual*	1,000.00	1,019.80	5.09	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Select Class
Actual*	1,000.00	1,022.30	2.55	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50

Strategic Income Fund****
Class A
Actual*	1,000.00	1,014.40	5.84	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15
Class B
Actual*	1,000.00	1,011.60	8.37	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65
Class C
Actual*	1,000.00	1,011.70	8.37	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65
Select M
Actual*	1,000.00	1,012.60	7.36	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Select Class
Actual*	1,000.00	1,015.50	4.57	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Institutional Class
Actual*	1,000.00	1,016.80	3.30	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual period).

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the actual period).

****	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At the meetings held in person in June and August 2006, the Board of Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered their knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

140   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Bond Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Strategic Income Fund (formerly known as Global Strategic Income Fund), Real Return Fund, Short Term Bond Fund and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Bond Fund’s performance in the first, second and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Emerging Markets Debt Fund’s performance in the first, first and fourth quintiles for the one,

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Enhanced Income Fund’s performance in the first and second quintiles for the one and three year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Real Return Fund appeared strong based on both the team and investment approach proposed for the Real Return Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meet-ings over the course of the year.

The Trustees noted the Strategic Income Fund’s performance in the first and fifth quintiles for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees noted that the Advisor had made changes to the Fund’s portfolio management team and the Fund’s investment objective, strategies and processes. The Trustees were satisfied with the Advisor’s analysis of the Fund’s performance and the actions taken by the Advisor. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Short Term Bond Fund’s performance in the fourth quintiles for the one, three and five year periods and that the independent consultant indicated that the overall performance was satisfactory. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Short Term Bond Fund II’s performance in the fourth quintiles for the one, three and five year periods and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Emerging Markets Debt Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the fourth quintile of its Universe Group.

The Trustees noted that the Enhanced Income Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Real Return Fund’s fee was considered reasonable recognizing that the net advisory fee was in the fourth quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Strategic Income Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the fourth quintile of its Universe Group.

The Trustees noted that the Short Term Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Short Term Bond Fund II’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

142   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
Bond Fund	$2,339
Emerging Markets Debt Fund	4,439

Qualified Interest Income (QII)

For the fiscal year ended August 31, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Bond Fund	$45,281
Emerging Markets Debt Fund	402
Enhanced Income Fund	5,893
Real Return Fund	2,710
Short Term Bond Fund	27,609
Short Term Bond Fund II	27,529
Strategic Income Fund	702

Funds with Short Term Capital Gain Designation

For the fiscal year ended August 31, 2006, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Emerging Markets Debt Fund	$347

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   143

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	AN-INC-806

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2005 – $77,610
2006 – $71,596

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2004 –	$9,397,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2005 – $7,800
2006 – $7,990

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2005 and 2006.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2005 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00%

2006 – 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Mutual Fund Group

By:	/s/_____________________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/______________________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

By:	/s/______________________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 8, 2006